As filed with the Securities and Exchange Commission on February 15, 2000
                                                      Registration No. 333-87209
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[checkmark] Pre-Effective Amendment No. 1   [ ] Post-Effective Amendment No. ___


                              --------------------
                      PHOENIX STRATEGIC EQUITY SERIES FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              --------------------
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

          c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
               (Registrants Telephone Number, including Area Code)


                              --------------------
                               Pamela S. Sinofsky
                            Assistant Vice President
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (Name and address of Agent for Service)


                          Copies of Communications to:
                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881

                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                              --------------------
    Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest, $0.0001 par value per share of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

            Part A Information Required in Prospectus/Proxy Statement
            ------

1.    Beginning of Registration Statement                     Cover Page; Cross Reference Sheet
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover                        Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk Factors        Synopsis; Principal Risk Factors; Comparison of
                                                              Investment Objectives and Policies

4.    Information about the Transaction                       Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Exhibit A (Agreement and Plan of
                                                              Reorganization)

5.    Information about the Registrant                        Cover Page; Synopsis; Principal Risk Factors;
                                                              Comparison of Investment Objectives and
                                                              Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Management and Other
                                                              Service Providers; Additional Information About
                                                              The Funds; Current Prospectus of Registrant

6.    Information about the Company Being Acquired            Synopsis; Comparison of Investment Objectives
                                                              and Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Additional Information
                                                              About The Funds; Prospectus of the Phoenix-Seneca
                                                              Growth Fund dated January 28, 2000

7.    Voting Information                                      Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Voting Information

8.    Interest of Certain Persons and Experts                 The Proposed Reorganization

9.    Additional Information Required for                     Not Applicable
      Reoffering By Persons Deemed to be Underwriters


                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

                         Part B:  Information Required in Statement of Additional Information
                         ------

10.   Cover Page                                              Cover Page

11.   Table of Contents                                       Table of Contents

12.   Additional Information about the Registrant             Cover Page; Statement of Additional Information
                                                              of Registrant dated August 27, 1999

13.   Additional Information about the                        Cover Page; Statement of Additional Information
      Company Being Acquired                                  of Phoenix-Seneca Funds dated January 28, 2000

14.   Financial Statements                                    Annual Report of the Registrant for the year ended
                                                              April 30, 1999; Annual Report of Phoenix-Seneca
                                                              Funds for the year ended September 30, 1999;
                                                              Semi-Annual Report of the Registrant for the
                                                              six-month period ended October 31, 1999; and Pro
                                                              Forma Financial Statements

                         Part C:  Other Information
                         ------

15.   Indemnification                                         Indemnification

16.   Exhibits                                                Exhibits

17.   Undertakings                                            Undertakings

                           PHOENIX-SENECA GROWTH FUND
                                   a series of
                              Phoenix-Seneca Funds
                              909 Montgomery Street
                         San Francisco, California 94133

                      ------------------------------------


                                                                March  __, 2000


Dear Shareholder:


         The Phoenix-Seneca Growth Fund, a series of Phoenix-Seneca Funds (the "Trust"), will hold a special meeting of shareholders at 10:00 a.m., local time, on April 28, 2000, at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts. At the meeting, the shareholders of the Phoenix-Seneca Growth Fund will vote on an agreement and plan of reorganization under which the Phoenix-Seneca Growth Fund will be combined with the Phoenix-Seneca Equity Opportunities Fund, a series of the Phoenix Strategic Equity Series Fund. Immediately prior to the closing date, the Phoenix-Seneca Equity Opportunities Fund will effect a reverse stock split to adjust the net asset value per share to match that of the Phoenix-Seneca Growth Fund. The Phoenix-Seneca Equity Opportunities Fund has a substantially identical investment objective to that of the Phoenix-Seneca Growth Fund. If the reorganization agreement is implemented, you will become a shareholder of the Phoenix-Seneca Equity Opportunities Fund and will receive shares of the corresponding class of the Phoenix-Seneca Equity Opportunities Fund with an aggregate value equal to the aggregate value of your investment in the Phoenix-Seneca Growth Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

         The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Phoenix-Seneca Growth Fund and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the reorganization agreement.

        We strongly urge you to review, complete, and return your proxy as soon as possible. Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please exercise your right to vote today by completing, dating and signing each proxy card you receive and mailing the proxy in the self-addressed, postage-paid envelope that we have enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than April 24, 2000.

         Please note that you may receive more than one proxy package if you hold shares of the Phoenix-Seneca Growth Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574 (Option 0), between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.


                                                  Sincerely,

                                                  Gail P. Seneca
                                                  President

                           PHOENIX-SENECA GROWTH FUND
                                   a series of
                              Phoenix-Seneca Funds
                              909 Montgomery Street
                         San Francisco, California 94133
                          ----------------------------


                    Notice of Special Meeting of Shareholders
                          to be Held April 28, 2000
                          ----------------------------


TO THE SHAREHOLDERS:


         The Phoenix-Seneca Growth Fund, a series of Phoenix-Seneca Funds, a Delaware business trust, will hold a special meeting of shareholders at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on April 28, 2000 at 10:00 a.m., local time, for the following purposes:

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated November 17, 1999, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Growth Fund to Phoenix-Seneca Equity Opportunities Fund, a series of the Phoenix Strategic Equity Series Fund, in exchange solely for shares of the corresponding class of the Equity Opportunities Fund and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund and
(b) the distribution of the shares of the Equity Opportunities Fund so received to shareholders of the Growth Fund in complete liquidation of the Growth Fund.

        2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Growth Fund at the close of business on February 29, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please indicate your voting instructions, date, sign, and return the enclosed proxy card in the enclosed self-addressed, postage-paid return envelope.

         If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

                      By Order of the Board of Trustees of Phoenix-Seneca Funds,

                      Thomas N. Steenburg
                      Secretary


San Francisco, California
March __, 2000

                    PHOENIX-SENECA EQUITY OPPORTUNITIES FUND

                                   a series of
                      Phoenix Strategic Equity Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                1 (800) 243-1574

                           PHOENIX-SENECA GROWTH FUND
                                   a series of
                              Phoenix-Seneca Funds
                              909 Montgomery Street
                         San Francisco, California 94133
                                1 (800) 243-1574


                           PROSPECTUS/PROXY STATEMENT
                              Dated March _, 2000

         This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix-Seneca Funds, a Delaware business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Seneca Growth Fund to be held at 10:00 a.m., local time, on April 28, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, and at any adjournment(s).

         The purpose of the meeting is to consider an agreement and plan of reorganization that would effect the reorganization of the Growth Fund into the Phoenix-Seneca Equity Opportunities Fund, a series of Phoenix Strategic Equity Series Fund (the "Acquiring Trust"), as described below. Under the reorganization agreement, which has been approved by the Board of Trustees of the Trust, all or substantially all of the assets of the Growth Fund would be transferred to the Equity Opportunities Fund in exchange solely for Class A, Class B, Class C, and Class X shares of beneficial interest in the Equity Opportunities Fund and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund. These shares of the Equity Opportunities Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Growth Fund, and then the Growth Fund would be liquidated. Immediately prior to the closing date, the Equity Opportunities Fund will effect a reverse stock split to adjust the net asset value per share to match that of the Growth Fund. As a result of the proposed transactions, each shareholder of the Growth Fund would receive a number of full and fractional shares of the corresponding class of the Equity Opportunities Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Growth Fund shares on the effective date of the reorganization. After the reorganization agreement is implemented, the Trustees of the Acquiring Trust will change the name of the Equity Opportunities Fund to the "Phoenix-Seneca Growth Fund."

        The Equity Opportunities Fund and the Growth Fund are both portfolio series of open-end management investment companies. The Equity Opportunities Fund has an investment objective of long-term capital growth. The Growth Fund has an investment objective of capital appreciation. Both funds employ Phoenix Investment Counsel, Inc. as their investment adviser. Seneca Capital Management LLC is the subadviser for both funds. As used in this Prospectus/Proxy Statement, the term "adviser" refers to Phoenix Investment Counsel, as the context requires.

        This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Growth Fund, the Equity Opportunities Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "funds" refers to the Growth Fund and the Equity Opportunities Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Equity Opportunities Fund, dated August 27, 1999, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.


         A Prospectus and a Statement of Additional Information for the Growth Fund, each dated January 28, 2000, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. A Statement of Additional Information for the

Equity Opportunities Fund, dated August 27, 1999 has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

        A Statement of Additional Information, dated March __, 2000 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll free at 1-800-243-4361.

        The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information dated March __, 2000 and other material incorporated by reference, together with other information regarding the Equity Opportunities Fund and the Growth Fund.

        This Prospectus/Proxy Statement constitutes the proxy statement of the Growth Fund for the meeting and the prospectus for shares of the Equity Opportunities Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about March __, 2000.


                             ----------------------

--------------------------------------------------------------------------------
The securities of the Equity Opportunities Fund have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                             ----------------------

        The date of this Prospectus/Proxy Statement is March __, 2000.

                                                 TABLE OF CONTENTS

                                                                                                               Page

SYNOPSIS..........................................................................................................1

PRINCIPAL RISK FACTORS............................................................................................8

THE PROPOSED REORGANIZATION......................................................................................10

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................................................................15

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.............................................................23

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES..................................................................24

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS....................................................................25

FISCAL YEAR......................................................................................................27

MANAGEMENT AND OTHER SERVICE PROVIDERS...........................................................................27

VOTING INFORMATION...............................................................................................28

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................30

MISCELLANEOUS....................................................................................................31

OTHER BUSINESS...................................................................................................36

                                    SYNOPSIS

Background

        The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. Phoenix Investment Counsel, the adviser to each of the funds, recommended that the Trustees of each trust consider the benefits that the shareholders would realize if the Growth Fund were to be combined with the Equity Opportunities Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Acquiring Trust and the Trust, including the independent trustees, at meetings held on August 25, 1999 and August 26, 1999, respectively, unanimously approved the reorganization agreement.

Summary of the Proposed Reorganization

        The reorganization will be effected in accordance with the terms of the reorganization agreement, a copy of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:

       o the acquisition of all or substantially all of the assets of the Growth Fund by the Equity Opportunities Fund in exchange solely for Class A, Class B, Class C and Class X shares of the Equity Opportunities Fund;

       o the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund;

       o the pro rata distribution of the corresponding class of Equity Opportunities Fund shares to the Growth Fund shareholders; and

       o the liquidation of the Growth Fund and of the outstanding Growth Fund shares.

    The reorganization is anticipated to occur on or about May 12, 2000.
If the reorganization agreement is implemented, each Growth Fund shareholder will receive a number of full and fractional shares of the corresponding class of Equity Opportunities Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her Growth Fund shares, as of the closing date of the reorganization.

    After the reorganization agreement is implemented, the Trustees of the Acquiring Trust will change the name of the Equity Opportunities Fund to the "Phoenix-Seneca Growth Fund."

    The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

       o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

       o the approval of the reorganization agreement by the shareholders of the Growth Fund.

    The reorganization agreement provides that Phoenix Investment Partners will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

Investment Objectives and Policies

    The investment objectives and principal investment strategies of the Growth Fund and the Equity Opportunities Fund are substantially identical:

       o The Growth Fund has an investment objective of capital appreciation. The Equity Opportunities Fund has an investment objective of long-term capital growth.

       o The Growth Fund invests at least 65% of its total assets in common stocks, primarily common stocks of growth companies of any size. The Equity Opportunities Fund also invests at least 65% of its assets in common stocks.

    See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Equity Opportunities Fund and the Growth Fund. You can also find additional information in the Equity Opportunities Fund's Prospectus.

Distribution and Purchase Arrangements

    The Growth Fund currently offers four classes of shares: Class A, Class B, Class C and Class X shares. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge for Class A, Class B and Class C shares which, at the election of the purchaser, may be imposed as follows:

       o  Class A shares--at the time of purchase.

       o  Class B and Class C shares--on a contingent deferred basis.

    Class X shares are offered primarily to certain institutional investors.

     The Equity Opportunities Fund currently offers two classes of shares: Class A and Class B shares. The Class A and Class B shares of the Equity Opportunities Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Growth Fund. As a result of the reorganization, expenses incurred by Phoenix Equity Planning Corporation in selling the Class B shares of the Growth Fund that have not been reimbursed by Rule 12b-1 fees or contingent deferred sales charges will become subject to reimbursement by the Equity Opportunities Fund.

    The Equity Opportunities Fund does not currently offer Class C and Class X shares. On the closing date of the reorganization, the Equity Opportunities Fund will issue Class C and Class X shares with the same sales charges and distribution arrangements as the Growth Fund's existing Class C and Class X shares to shareholders of the Growth Fund. Therefore, all shareholders of the Growth Fund will receive the corresponding class of shares of the Equity Opportunities Fund in exchange for their shares in the Growth Fund.


    See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Growth Fund and the Equity Opportunities Fund. You can also find additional information on distribution arrangements in the Equity Opportunities Fund's Prospectus.

Dividends and Distributions

    The dividend and distribution policies of the funds are substantially identical.

       o The Growth Fund distributes net investment income annually and distributes net realized capital gains, if any, at least annually.

       o The Equity Opportunities Fund distributes net investment income semi-annually and distributes net realized capital gains, if any, at least annually.

    All dividends and distributions of the Growth Fund and the Equity Opportunities Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions in the Equity Opportunities Fund's Prospectus.

Exchanges

    The Growth Fund and the Equity Opportunities Fund currently offer shareholders identical exchange privileges. Shareholders of the Growth Fund and the Equity Opportunities Fund may exchange their shares for shares of a corresponding class of shares of any other affiliated Phoenix funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix-Euclid Funds.

     On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on exchanges in the Equity Opportunities Fund's Prospectus.


Redemption Procedures

     Shareholders of both the Growth Fund and the Equity Opportunities Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily payments of redemption proceeds for redeemed Growth Fund and Equity Opportunities Fund shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the Equity Opportunities Fund's Prospectus.


Federal Tax Consequences of Proposed
Reorganization


At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to customary assumptions and representations, that:


      o shareholders of the Growth Fund will recognize no gain or loss for federal income tax purposes on their receipt of shares of the Equity Opportunities Fund;

      o the aggregate tax basis of the Equity Opportunities Fund shares, including any fractional shares, received by each shareholder of the Growth Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Growth Fund shares held by such shareholder immediately prior to the reorganization; and

      o the holding period of the Equity Opportunities Fund shares, including fractional shares, to be received by each shareholder of the Growth Fund will include the period during which the Growth Fund shares exchanged therefor were held by such shareholder (provided that the Growth Fund shares were held as a capital asset on the date of the reorganization).

    See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

Risk Factors

    An investment in the Equity Opportunities Fund is subject to specific risks arising from the types of securities in which the Equity Opportunities Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Equity Opportunities Fund. There is no assurance that the Equity Opportunities Fund will meet its investment objective. Because the Equity Opportunities Fund's investment objectives and policies are substantially identical to those of the Growth Fund, an investment in the Equity Opportunities Fund is subject to many of the same risks as an investment in the Growth Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Equity Opportunities Fund.

Management and Other Service Providers

    Investment and trading decisions for each fund are made by a team of managers and analysts. The team leaders for each fund are primarily responsible for the day-to-day decisions related to that fund. The team leader of any one fund may be on another fund team. The team leaders for the Equity Opportunities Fund are Gail P. Seneca, Richard D. Little and Ronald K. Jacks. The team leaders for the Growth Fund are Gail P. Seneca and Richard D. Little.

Comparative Fee Tables

    The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Equity Opportunities Fund resulting from the reorganization assuming the reorganization took place on October 31, 1999, and after adjusting such information to reflect current fees. The expense information for the Equity Opportunities Fund and the Growth Fund is based upon expenses for the twelve months ended October 31, 1999.

        As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Equity Opportunities Fund are expected to be lower than the "Total Annual Fund Operating Expenses" for the Growth Fund.

                                                                        CLASS A SHARES

                                                 Equity Opportunities        Growth            Pro Forma Combined
                                                        Fund                  Fund           Equity Opportunities Fund
                                                 --------------------        ------          -------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                      0.70%                 0.70%                    0.70%
   Distribution and Service (12b-1 Fees) (a)            0.25%                 0.25%                    0.25%
   Other Expenses                                       0.29%                 0.49%                    0.26%
                                                        -----                 -----                    -----
Total Annual Fund Operating Expenses (b)                1.24%                 1.44%                    1.21%
                                                        =====                 =====                    =====

                                                                        CLASS B SHARES

                                                 Equity Opportunities        Growth            Pro Forma Combined
                                                        Fund                  Fund          Equity Opportunities Fund
                                                 --------------------        ------         -------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                      0.70%                 0.70%                    0.70%
   Distribution and Service (12b-1 Fees) (a)            1.00%                 1.00%                    1.00%
   Other Expenses                                       0.29%                 1.76%                    0.26%
                                                        -----                 -----                    -----
Total Annual Fund Operating Expenses (b)                1.99%                 3.46%                    1.96%
                                                        =====                 =====                    =====

                                                                        CLASS C SHARES

                                                          Growth             Pro Forma Combined
                                                           Fund           Equity Opportunities Fund
                                                          ------          -------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                         0.70%                    0.70%
   Distribution and Service (12b-1 Fees) (a)               1.00%                    1.00%
   Other Expenses                                          3.97%                    0.26%
                                                           -----                    -----
Total Annual Fund Operating Expenses (b)                   5.67%                    1.96%
                                                           =====                    =====

                                                                        CLASS X SHARES

                                                          Growth             Pro Forma Combined
                                                           Fund           Equity Opportunities Fund
                                                          ------          -------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
   Management Fees                                         0.70%                    0.70%
   Distribution and Service (12b-1 Fees) (a)               None                     None
   Other Expenses                                          0.46%                    0.26%
                                                           -----                    -----
Total Annual Fund Operating Expenses (b)                   1.16%                    0.96%
                                                           =====                    =====

        The following tables show shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both funds and the Class C and Class X shares of the Growth Fund. These expenses, including the expenses of the Class C and Class X shares of the Growth Fund, will remain in effect as to the combined Equity Opportunities Fund following the reorganization.


                                                                               Class A      Class B
Equity Opportunities Fund                                                       Shares      Shares
-------------------------                                                       ------      ------
Shareholder Fees (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases                            4.75%        None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load) (as a
      percentage of the lesser of the value redeemed
      or the amount invested)                                                    None        5%(c)
    Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                                                       None        None
    Redemption Fee                                                               None        None
    Exchange Fee                                                                 None        None

                                                                  Class A      Class B      Class C       Class X
Growth Fund                                                       Shares        Shares      Shares        Shares
-----------                                                       ------        ------      ------        ------
Shareholder Fees (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases              4.75%          None        None          None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load) (as a
      percentage of the lesser of the value redeemed
      or the amount invested)                                     None           5%(c)       1%(d)         None
    Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                                        None           None        None          None
    Redemption Fee                                                None           None        None          None
    Exchange Fee                                                  None           None        None          None

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(b) The Growth Fund's adviser has agreed to reimburse through January 31, 2001, the Growth Fund's operating expenses to the extent that such expenses exceed 1.85% for Class A shares, 2.60% for Class B and Class C shares and 1.25% for Class X shares. Total Annual Fund Operating Expenses for the Growth Fund, after reimbursement, are 1.44% for Class A shares, 2.60% for Class B shares, 2.60% for Class C shares and 1.16% for Class X shares.

(c) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(d) The Deferred Sales Charge is imposed on Class C shares redeemed during the first year only.

Example

        These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. In the case of Class B shares, it is assumed that your shares are converted to Class A shares after eight years.

Fees and expenses if you redeemed your shares at the end of each time period:


Class A Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... $  595     $  850      $  1,124     $  1,904
Growth Fund........................................ $  615     $  909      $  1,225     $  2,117
Pro Forma Combined Equity Opportunities Fund....... $  592     $  841      $  1,108     $  1,871

Class B Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... $  602     $  824      $  1,073     $  2,123
Growth Fund........................................ $  749     $1,262      $  1,798     $  3,571
Pro Forma Combined Equity Opportunities Fund....... $  599     $  815      $  1,057     $  2,091

Class C Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... N/A        N/A         N/A          N/A
Growth Fund........................................ $  665     $1,684      $  2,788     $  5,484
Pro Forma Combined Equity Opportunities Fund....... $  299     $  615      $  1,057     $  2,285

Class X Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... N/A        N/A         N/A          N/A
Growth Fund........................................ $  118     $  368      $    638     $  1,409
Pro Forma Combined Equity Opportunities Fund....... $   98     $  306      $    531     $  1,178

Fees and expenses if you did not redeem your shares at the end of each time period:

Class A Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... $  595     $  850      $  1,124     $  1,904
Growth Fund........................................ $  615     $  909      $  1,225     $  2,117
Pro Forma Combined Equity Opportunities Fund....... $  592     $  841      $  1,108     $  1,871

Class B Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... $  202     $  624      $  1,073     $  2,123
Growth Fund........................................ $  349     $1,062      $  1,798     $  3,571
Pro Forma Combined Equity Opportunities Fund....... $  199     $  615      $  1,057     $  2,091

Class C Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... N/A        N/A         N/A          N/A
Growth Fund........................................ $  565     $1,684      $  2,788     $  5,484
Pro Forma Combined Equity Opportunities Fund....... $  199     $  615      $  1,057     $  2,285

Class X Shares
                                                    1 Year     3 Years     5 Years      10 Years
                                                    ------     -------     --------     --------
Equity Opportunities Fund.......................... N/A        N/A         N/A          N/A
Growth Fund........................................ $  118     $  368      $    638     $  1,409
Pro Forma Combined Equity Opportunities Fund....... $   98     $  306      $    531     $  1,178


Note: Actual expenses for the Growth Fund may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Growth Fund's adviser.

The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

        Because the Equity Opportunities Fund's investment objective and policies are substantially identical to those of the Growth Fund, an investment in the Equity Opportunities Fund is subject to many of the same specific risks as an investment in the Growth Fund. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Equity Opportunities Fund as contrasted with those associated with the Growth Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Equity Opportunities Fund and the Growth Fund, respectively.

        An investment in the Equity Opportunities Fund is subject to specific risks arising from the types of securities in which the Equity Opportunities Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Equity Opportunities Fund. There is no assurance that the Equity Opportunities Fund will meet its investment objective.

General

        The Equity Opportunities Fund and the Growth Fund both invest in common stocks for capital appreciation. If between the time you purchase shares and the time you sell shares the value of the funds investments decreases, you will lose money. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of shares may decrease.

Foreign Investing

        Both the Equity Opportunities Fund and the Growth Fund may invest in foreign countries. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the funds portfolios. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

Impact of the Year 2000 Issue on Fund Investments


        The year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is still a possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the funds does not "fix" its Year 2000 issue it is still possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the funds.


Small Capitalization Companies

        Both the Equity Opportunities Fund and the Growth Fund may invest in small companies as well as large companies. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions and conditions in particular industries. Also, small capitalization companies are subject to varying patterns of trading volume and may at times, be more difficult to sell. Smaller companies may be relatively new and do not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

Growth Stocks

        The Equity Opportunities Fund and the Growth Fund invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, return is based on a stock's capital appreciation and is more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes.


Limited Number of Investments

         Conditions which negatively affect securities in the portfolio will have a greater impact on the Growth Fund as compared to a fund that holds a greater number of security positions. In addition, the Growth Fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of the Growth Fund shares may be more volatile.

                           THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

        The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

        The Agreement and Plan of Reorganization contemplates:

        o the acquisition by the Equity Opportunities Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Growth Fund in exchange solely for Class A, Class B, Class C and Class X shares of the Equity Opportunities Fund and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund; and

        o the distribution of shares of the corresponding class of the Equity Opportunities Fund to the shareholders of the Growth Fund in exchange for their respective shares of the Growth Fund.

        The assets of the Growth Fund to be acquired by the Equity Opportunities Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Growth Fund and any deferred or prepaid expenses shown as an asset on the books of the Growth Fund on the closing date of the reorganization. The Equity Opportunities Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Growth Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about May 12, 2000), or such later date as the parties may agree.

The value of the Growth Fund's assets to be acquired and the Growth Fund's liabilities to be assumed by the Equity Opportunities Fund and the net asset value of each class of shares of the Equity Opportunities Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Equity Opportunities Fund's then current Prospectus and Statement of Additional Information. The number of Class A, Class B, Class C and Class X shares of the Equity Opportunities Fund to be issued to the Growth Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Growth Fund by (b) the net asset value per share of the corresponding class of the Equity Opportunities Fund.

        Immediately prior to the closing date, the Equity Opportunities Fund will effect a reverse stock split to adjust the net asset value per share to match that of the Growth Fund. On the closing date, the Growth Fund will liquidate and distribute pro rata to its shareholders of record the Equity Opportunities Fund shares received by the Growth Fund in exchange for their respective shares in the Growth Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Equity Opportunities Fund in the name of each shareholder of record in the Growth Fund and by crediting to each account the shares due pursuant to the reorganization. Every Growth Fund shareholder will own shares of the corresponding class of the Equity Opportunities Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Growth Fund shares immediately prior to the reorganization.


        At or prior to the closing date, the Growth Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Growth Fund shareholders all of the Growth Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

        Subject to certain limitations on liability, the Equity Opportunites Fund has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the adviser or distributor of the Growth Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.


        The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

        Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Growth Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Growth Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Equity Opportunities Fund shares to be issued to shareholders of the Growth Fund without their further approval.

Reasons for the Reorganization

        The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts. Phoenix Investment Counsel, the adviser to each of the funds, recommended that the Trustees of each trust consider the benefits that shareholders would realize if the Growth Fund were to be combined with the Equity Opportunities Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

        In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with substantially identical investment objectives and principal investment strategies and would permit the shareholders of the Growth Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:

               o the total expense ratio of the combined Equity Opportunities Fund following the reorganization is projected to be lower than the current total expense ratio of the Growth Fund;

               o the reorganization provides for continuity of distribution and shareholder servicing arrangements;

               o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Growth Fund or the Equity Opportunities Fund or to the shareholders of either of the funds; and

               o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base. At only $30.7 million in net assets (as of October 31, 1999), the Growth Fund's fixed costs are spread over that relatively small asset base.

        After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on August 26, 1999 that the reorganization would be in the best interests of the Growth Fund and its shareholders and that the interests of existing Growth Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. In the course of their review, the Board of Trustees of the Trust noted that Phoenix Investment Counsel has elected to use the historical financial statements and performance record of the Growth Fund. The Board of Trustees of the Trust then unanimously voted to approve the reorganization agreement and authorize the officers of the Trust to submit the reorganization agreement to shareholders for consideration.

        At a meeting held on August 25, 1999, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Equity Opportunities Fund and the shareholders and that the interests of existing Equity Opportunities Fund shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that Phoenix Investment Counsel has elected to use the historical financial statements and performance record of the Growth Fund. The Board of Trustees of the Acquiring Trust also noted that the expenses incurred by Equity Planning Corporation in selling the Class B shares of the Growth Fund that have not been reimbursed by Rule 12b-1 fees or contingent deferred sales charges will become subject to reimbursement by the Equity Opportunities Fund. The Board of Trustees of the Acquiring Trust also unanimously voted to approve the reorganization agreement.

Federal Income Tax Consequences

         Special counsel to the funds, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

        o the transfer of all or substantially all of the assets of the Growth Fund solely in exchange for Equity Opportunities Fund shares and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund, and the distribution of such shares to the shareholders of the Growth Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the Equity Opportunities Fund and the Growth Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        o no gain or loss will be recognized by the Growth Fund on the transfer of the assets of the Growth Fund to the Equity Opportunities Fund in exchange for Equity Opportunities Fund shares and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund or upon the distribution of Equity Opportunities Fund shares to the Growth Fund shareholders in exchange for their shares of the Growth Fund;

        o the tax basis of the Growth Fund's assets acquired by the Equity Opportunities Fund will be the same to the Equity Opportunities Fund as the tax basis of such assets to the Growth Fund immediately prior to the reorganization, and the holding period of the assets of the Growth Fund in the hands of the Equity Opportunities Fund will include the period during which those assets were held by the Growth Fund;

        o no gain or loss will be recognized by the Equity Opportunities Fund upon the receipt of the assets of the Growth Fund solely in exchange for the Equity Opportunities Fund shares and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund;

        o no gain or loss will be recognized by shareholders of the Growth Fund upon the receipt of Equity Opportunities Fund shares by such shareholders, provided such shareholders receive solely Equity Opportunities Fund shares (including fractional shares) in exchange for their Growth Fund shares; and

        o the aggregate tax basis of the Equity Opportunities Fund shares, including any fractional shares, received by each shareholder of the Growth Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Growth Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Equity Opportunities Fund shares, including fractional shares, to be received by each shareholder of the Growth Fund will include the period during which the Growth Fund shares exchanged therefor were held by such shareholder (provided that the Growth Fund shares were held as a capital asset on the date of the reorganization).

         The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Growth Fund in exchange for Equity Opportunities Fund shares and the assumption by the Equity Opportunities Fund of all known liabilities of the Growth Fund do not constitute a tax-free reorganization, each Growth Fund shareholder generally will recognize gain or loss equal to the difference between the value of Equity Opportunities Fund shares such shareholder acquires and the tax basis of such shareholder's Growth Fund shares.

        Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Capitalization

         The following table sets forth the capitalization of the Equity Opportunities Fund and the Growth Fund, and on a pro forma basis for the combined Equity Opportunities Fund as of October 31, 1999 giving effect to the proposed acquisition of net assets of the Growth Fund at net asset value. Immediately prior to the closing date, the Equity Opportunities Fund will effect a reverse stock split to adjust the net asset value per share to match that of the Growth Fund. The pro forma data reflects the effect of the reverse stock split and an exchange ratio of approximately 1.00 for Class A, Class B, Class C and Class X shares, respectively, of the Equity Opportunities Fund issued for each Class A, Class B, Class C and Class X share, respectively, of the Growth Fund.


                                                                                         Pro Forma
                                     Equity                    Growth                 Combined Equity
                               Opportunities Fund               Fund                Opportunities Fund
                               ------------------              ------               ------------------
Net assets
    Class A                       $220,832,264               $30,709,557               $251,541,821
    Class B                          3,082,483                 5,121,486                  8,203,969
    Class C                       N/A                          2,388,084                  2,388,084
    Class X                       N/A                         36,419,128                 36,419,128
Net asset value per share
    Class A                       $       9.56               $     21.55               $      21.55
    Class B                               9.13                     21.22                      21.22
    Class C                       N/A                              21.18                      21.18
    Class X                       N/A                              21.95                      21.95
Shares outstanding
    Class A                         23,103,652                 1,425,095                 11,672,946
    Class B                            337,793                   241,370                    386,644
    Class C                       N/A                            112,728                    112,728
    Class X                       N/A                          1,659,335                  1,659,335

        The table set forth above should not be relied on to determine the number of Equity Opportunities Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Growth Fund and the Equity Opportunities Fund at the time of the reorganization.

Historical Performance Information

        The following table sets forth the average annual total return of the Class A, Class B, Class C and Class X shares of the Equity Opportunities Fund and the Growth Fund for the periods indicated.


                        Average Annual Total Returns for
                            Periods Ending 10/31/99(a)

                                                                                     Since         Inception
     Fund Name                           1 Year        5 Years      10 Years       Inception          Date
     ---------                           ------        -------      --------       ---------       ----------
Equity Opportunities Fund
    Class A                              32.64%         18.23%        13.13%         11.39%          8/1/1944
    Class B                              34.29%         18.52%           N/A         17.73%         7/18/1994
Russell 2000 Growth Index(b)             25.79%         26.10%        17.85%         14.07%        12/31/1978

Growth Fund
    Class A                              32.14%            N/A           N/A         29.58%          3/8/1996
    Class B                              33.15%            N/A           N/A         14.72%          7/1/1998
    Class C                              36.98%            N/A           N/A         17.41%          7/1/1998
    Class X                              39.15%            N/A           N/A         32.11%          3/8/1996
S&P 500 Stock Index (c)                  29.28%         12.49%        10.79%         25.56%          3/8/1996


        Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(a) The Equity Opportunities Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B shares. The Growth Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption of Class B and Class C shares.

(b) The Russell 2000 Growth Index is a commonly used, unmanaged indicator of stock market total return performance for small-cap companies with above-average growth orientation. The Index does not reflect sales charges.

(c) The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P's performance does not reflect sales charges.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

        The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Equity Opportunities Fund and the Growth Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each fund's Prospectus and Statement of Additional Information.

Investment Objectives and Policies

        The investment objectives of the Equity Opportunities Fund and the Growth Fund are substantially identical. The Equity Opportunities Fund has an investment objective of long-term capital growth. The Growth Fund has an investment objective of capital appreciation. The investment objectives of the Equity Opportunities Fund and the Growth Fund are "fundamental" policies which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the respective fund.

        The principal investment strategies of the Equity Opportunities Fund are substantially identical to the principal investment strategies of the Growth Fund.

        Both the Equity Opportunities Fund and the Growth Fund invest in stocks they believe are:

                  o    growing at the fastest rates;

                  o    producing quality, sustainable earnings;

                  o    well managed; and

                  o reasonably valued relative to their growth rate and to the market.


         The Equity Opportunities Fund may invest in both U.S. and foreign (non-U.S.) stocks of any type and from any industry. Under normal circumstances, the Growth Fund invests at least 65% of its total assets in common stocks of companies of any size. The Growth Fund may also invest in securities of foreign issuers.

         The Equity Opportunities Fund and Growth Fund will review stocks for sale if earnings reports disappoint, valuation levels reach the top of their historic levels or earnings momentum peaks.

         The Growth Fund's subadviser seeks growth with controlled risk by investing a portion of its portfolio in companies that have long and proven records of financial success ("earnings sustainers"). Earnings sustainers are generally large, well-known companies that have established histories of profitability and/or dividend payment. The Growth Fund also invests in companies that are growing rapidly and that the subadviser believes have the potential to exceed earnings expectations ("earnings surprisers"). Earnings surprisers are generally small and mid-cap companies. Using statistical modeling and analysis that evaluates a stock's earnings strength, quality and sustainability, as well as the management of the issuer and the stock's valuation, approximately 30 to 50 securities are selected for the fund's portfolio.

        Both the Equity Opportunities Fund and the Growth Fund have the same adviser and subadviser. Phoenix Investment Counsel and Seneca Capital Management serve as the investment adviser and subadviser to both funds, respectively. Phoenix is responsible for managing each fund's investment program and the general operations of the funds. Seneca, as subadviser, is responsible for the day-to-day management of each fund's portfolio.

Certain Investment Restrictions

         The Equity Opportunities Fund and the Growth Fund are both subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The table below compares certain fundamental and non-fundamental investment restrictions of the Equity Opportunities Fund and the Growth Fund. Fundamental restrictions are followed by an (F); non-fundamental restrictions are followed by an (nf).

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Borrowing             The Equity Opportunities Fund may not            The Growth Fund may not borrow money,
                      borrow money.  (F)                               except that it may borrow from banks or
                                                                       enter into reverse repurchase agreements or
                                                                       dollar rolls up to one-third of the value of
                                                                       its total assets (calculated when the loan is
                                                                       made) to take advantage of investment
                                                                       opportunities and may pledge up to one-
                                                                       third of the value of its total assets to secure
                                                                       such borrowings.  The Growth Fund is also
                                                                       authorized to borrow an additional 5% of its
                                                                       total assets without regard to the foregoing
                                                                       limitations for temporary purposes such as
                                                                       the clearance of transactions and share
                                                                       redemptions.  For purposes of this
                                                                       investment restriction, short sales, the
                                                                       purchase or sale of securities on a "when-
                                                                       issued," delayed delivery or forward
                                                                       commitment basis, the purchase or sale of
                                                                       options, futures contracts, and options on
                                                                       futures contracts, securities or indices and
                                                                       collateral arrangements with respect thereto
                                                                       shall not constitute borrowing.  (F)
----------------------------------------------------------------------------------------------------------------------------
Pledging              The Equity Opportunities Fund may not            The Growth Fund may not pledge,
                      pledge, mortgage or hypothecate any              mortgage or hypothecate its assets, except
                      securities or other property. (F)                to secure permitted borrowings and then
                                                                       only if such pledging, mortgaging or
                                                                       hypothecating does not exceed one-third of the
                                                                       Growth Fund's total assets taken at market value.
                                                                       Collateral arrangements with respect to margin,
                                                                       option and other risk management and when-issued
                                                                       and forward commitment transactions are not
                                                                       deemed to be pledges or other encumbrances
                                                                       for purposes of this restriction. (nf)
----------------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Lending               The Equity Opportunities Fund may not            The Growth Fund may not make loans,
                      make loans to other persons except that it       except that the Growth Fund may (a) lend
                      may lend portfolio securities (up to 33%         portfolio securities in accordance with the
                      of net assets at the time the loan is made)      Growth Fund's investment policies up to
                      to brokers or dealers or other financial         one-third of the Growth Fund's total assets
                      institutions not affiliated with the             taken at market value, (b) enter into
                      Acquiring Trust or the adviser, subject to       repurchase agreements, and (c) purchase all
                      conditions established by the adviser and        or a portion of an issue of debt securities,
                      enter into repurchase transactions (in           bank loan participation interests, bank
                      accordance with the trust's current              certificates of deposit, bankers'
                      prospectus).  (F)                                acceptances, debentures or other securities,
                                                                       whether or not the purchase is made upon
                                                                       the original issuance of the securities.  (F)
----------------------------------------------------------------------------------------------------------------------------
Illiquid              The Equity Opportunities Fund may not            The Growth Fund may not invest in
Securities/           invest more than 15% of its net assets in        securities that are illiquid if, as a result,
Restricted            illiquid securities, including (a) securities    more than 15% of its net assets would
                      with legal or contractual restrictions on        consist of such securities, including
                      resale (except in the case of securities         repurchase agreements maturing in more
                      issued pursuant to Rule 144A sold to             than seven days, securities that are not
                      qualifying institutional investors under         readily marketable, and restricted securities
                      special rules adopted by the Securities and      not eligible for resale pursuant to Rule
                      Exchange Commission for which the                144A under the 1933 Act; provided,
                      trustees of the Acquiring Trust determine        however, that the fund may invest all or
                      the secondary market is liquid), (b)             part of its investable assets in an open-end
                      repurchase agreements maturing in more           investment company with substantially the
                      than seven days, and (c) securities that are     same investment objectives, policies and
                      not readily marketable.  (nf)                    restrictions as the fund.  (nf)
----------------------------------------------------------------------------------------------------------------------------
Purchases of          The Equity Opportunities Fund may not            The Growth Fund may not purchase
Securities on         purchase on margin.  (F)                         securities on margin (but the Growth Fund
Margin and                                                             may obtain such short-term credits as may
Short Sales           The Equity Opportunities Fund may not            be necessary for the clearance of
                      engage in short sales.  (F)                      transactions); provided that the deposit or
                                                                       payment of initial or variation margin in
                                                                       connection with options or future contracts
                                                                       is not considered the purchase of securities
                                                                       on margin.  (F)

                                                                       The Growth Fund may not make short sales of
                                                                       securities or maintain a short position, unless at
                                                                       all times when a short position is open, the
                                                                       Growth Fund owns an equal amount of the securities
                                                                       or securities convertible into or exchangeable for,
                                                                       without payment of any further consideration,
                                                                       securities of the same issue as, and equal in amount
                                                                       to, the securities sold short. (nf)
----------------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Unseasoned            The Equity Opportunities Fund may not            No fundamental or non-fundamental
Issuers               purchase any security unless (a) the issuer      restriction.
                      or its predecessor has had a three-year
                      record of continuous operation during
                      which it published balance sheets and
                      income statements, (b) at the end of its
                      last fiscal year, the issuer or its
                      predecessor reported gross receipts of
                      $1,000,000 and (c) the issuer or its
                      predecessor had an operating profit for at
                      least one fiscal year of the five years
                      immediately preceding.  (F)
----------------------------------------------------------------------------------------------------------------------------
Other                 The Equity Opportunities Fund may not            The Growth Fund may not purchase a
Investment            purchase any security of an investment           security of other investment companies,
Companies             trust except for purchases in the open           except when the purchase is part of a plan
                      market where no commission or profit to          of merger, consolidation, reorganization
                      or a sponsor or dealer results from such         acquisition or except where such purchase
                      purchases, other than a customary                would not result in (a) more than 10% of
                      broker's commission. (F)                         the Growth Fund's assets being invested in
                                                                       securities of other investment companies,
                                                                       (b) more than 3% of the total outstanding
                                                                       voting securities of any one such
                                                                       investment company being held by the
                                                                       Growth Fund or (c) more than 5% of the
                                                                       Growth Fund's assets being invested in any
                                                                       one such investment company; provided,
                                                                       however, that the fund may invest all of
                                                                       its investable assets in an open-end
                                                                       investment company with substantially the
                                                                       same investment objectives, policies and
                                                                       restrictions as the fund. (nf)
----------------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Diversification       The Equity Opportunities Fund may not            The Growth Fund may not, as to 75% of its
                      purchase any securities (other than U.S.         total assets, purchase securities of an issuer
                      Government obligations) if, as a result,         (other than the U.S. Government, its
                      more than 5% of the value of the total           agencies, instrumentalities or authorities or
                      assets of the Equity Opportunities Fund          repurchase agreements collateralized by
                      would be invested in securities of a single      U.S. Government securities and other
                      issuer. (F)                                      investment companies), if:

                      The Equity Opportunities Fund may not              (a)    such purchase would cause more
                      purchase any security if, as a result, more               than 5% of the Growth Fund's total
                      than 10% of any class of securities or                    assets taken at market value to be
                      more than 10% of the outstanding voting                   invested in the securities of such
                      securities of any issuer would be held. (F)               issuer; or

                                                                         (b)    such purchase would at the time
                                                                                result in more than 10% of the
                                                                                outstanding voting securities of
                                                                                such issuer being held by the
                                                                                Growth Fund; provided, however,
                                                                                that the Growth Fund may, subject
                                                                                to restrictions imposed by the 1940
                                                                                Act and applicable state laws,
                                                                                invest all or part of its investable
                                                                                assets in an open-end investment
                                                                                company with substantially the
                                                                                same investment objectives,
                                                                                policies and restrictions as the
                                                                                Growth Fund.  (F)
-----------------------------------------------------------------------------------------------------------------------
Industry              The Equity Opportunities Fund may not            The Growth Fund may not purchase the
Concentration         invest more than 25% of its total assets in      securities of issuers conducting their
                      any one industry or group of industries.         principal activity in a single industry if,
                      (F)                                              immediately after such purchase, the value
                                                                       of its investments in such industry would
                                                                       exceed 25% of its total assets taken at
                                                                       market value at the time of such investment
                                                                       (except investments in obligations of the
                                                                       U.S. Government or any of its agencies,
                                                                       instrumentalities or authorities); provided,
                                                                       however, that the fund may invest all or
                                                                       part of its investable assets in an open-end
                                                                       investment company with substantially the
                                                                       same investment objectives, policies and
                                                                       restrictions as the fund.  (F)
-----------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Oil & Gas and         The Equity Opportunities Fund may not            The Growth Fund may not purchase
Commodity             invest in interests in oil, gas or other         interests in oil, gas, or other mineral
Contracts             mineral exploration development                  exploration programs or mineral leases;
                      programs or leases.  (nf)                        however, this policy will not prohibit the
                                                                       acquisition of securities of companies
                      The Equity Opportunities Fund may not            engaged in the production or transmission of
                      deal in commodities or commodities               oil, gas or other minerals.  (nf)
                      contracts.  (F)
                                                                       The Growth Fund may not invest in
                                                                       commodities, except that the fund may
                                                                       purchase and sell options on securities,
                                                                       securities indices and currency, futures
                                                                       contracts on securities, securities indices
                                                                       and currency and options on such futures,
                                                                       forward foreign currency exchange
                                                                       contracts (including, foreign currency
                                                                       warrants, principal exchange rated linked
                                                                       securities, and performance indexed paper),
                                                                       forward commitments, securities index put
                                                                       or call warrants and repurchase agreements
                                                                       entered into in accordance with the Growth
                                                                       Fund's investment policies, subject to
                                                                       restrictions as may be set forth elsewhere in
                                                                       the prospectus or the statement of additional
                                                                       information.  (F)
-----------------------------------------------------------------------------------------------------------------------
Senior Securities     The Equity Opportunities Fund may not            The Growth Fund may not issue senior
                      issue senior securities.  (F)                    securities, except as permitted above.  For
                                                                       purposes of this restriction, the issuance of
                                                                       shares of beneficial interest in multiple
                                                                       classes or series, the purchase or sale of
                                                                       options, futures contracts, forward
                                                                       commitments and reverse repurchase
                                                                       agreements entered into in accordance with
                                                                       the fund's investment policies or within the
                                                                       meaning of the borrowing restriction
                                                                       described above, are not deemed to be
                                                                       senior securities.  (F)
-----------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Futures and           No fundamental or non-fundamental                The Growth Fund may not buy and sell puts
Options               restriction.                                     and calls on securities, stock index futures
                                                                       or options on stock index futures or
                                                                       financial futures or options on financial
                                                                       futures if (a) the aggregate premiums paid
                                                                       on all such options which are held at any
                                                                       time exceed 20% of the Growth Fund's
                                                                       aggregate net assets and (b) the aggregate
                                                                       margin deposits required on all such
                                                                       futures or options thereon held at any
                                                                       time exceed 5% of the Growth Fund's total
                                                                       assets. (nf)

                                                                       The Growth Fund may not write (sell)
                                                                       options that are not "covered" as
                                                                       described in its statement of additional
                                                                       information or write puts on securities if
                                                                       the aggregate value of the obligations
                                                                       underlying the puts exceeds 50% of the
                                                                       Growth Fund's net assets. (nf)

                                                                       The Growth Fund may not purchase puts,
                                                                       calls, straddles, spreads, or any
                                                                       combination thereof if by reason thereof,
                                                                       the value of its aggregate investment in
                                                                       such classes of securities (other than
                                                                       protective puts) will exceed 5% of its net
                                                                       assets. (nf)
-----------------------------------------------------------------------------------------------------------------------
 Securities held      The Equity Opportunities Fund may not            The Growth Fund may not purchase or
 by Trustees and      purchase or retain any security of an            retain securities of an issuer if one or more
 Officers             issuer if the trust officers, trustees or        of the trustees or officers of the trust or
                      adviser, who individually own beneficially       principals or officers of the investment
                      more than 1/2 of 1% of such issuer,              adviser, any subadviser or any investment
                      together own more than 5% of such                management subsidiary of the investment
                      issuer's securities.(nf)                         adviser individually owns beneficially more
                                                                       than 0.5% and together own beneficially
                                                                       more than 5% of the securities of such
                                                                       issuer. (nf)
-----------------------------------------------------------------------------------------------------------------------
 Real Estate          The Equity Opportunities Fund may not            The Growth Fund may not purchase or sell
                      deal in real estate (including real estate       real estate except that the Growth Fund may
                      limited partnerships) except that it may         (a) acquire or lease office space for its own
                      purchase marketable securities of                use, (b) invest in securities of issuers that
                      companies that deal in real estate or            invest in real estate or interests therein, (c)
                      interests therein including real estate          invest in securities that are secured by real
                      investment trusts. (F)                           estate or interests therein, (d) purchase
                                                                       and sell mortgage-related securities and (e) hold
                                                                       and sell real estate acquired by the Growth
                                                                       Fund as result of the ownership of
                                                                       securities. (F)
-----------------------------------------------------------------------------------------------------------------------

 Subject Matter
  of Restriction            Equity Opportunities Fund                                 Growth Fund
 ---------------            -------------------------                                 -----------
Underwriting          The Equity Opportunities Fund may not            The Growth Fund may not act as an
                      underwrite the securities of others.  (F)        underwriter with respect to the securities of
                                                                       other issuers, except to the extent that in
                                                                       connection with the disposition of portfolio
                                                                       securities, the Growth Fund may be deemed
                                                                       to be an underwriter for purposes of the
                                                                       1933 Act; provided, however, that the fund
                                                                       may invest all or part of its investable assets
                                                                       in an open-end investment company with
                                                                       substantially the same investment
                                                                       objectives, policies and restrictions as the
                                                                       Growth Fund.  (F)
-----------------------------------------------------------------------------------------------------------------------
Control               The Equity Opportunities Fund may not            The Growth Fund may not invest for the
                      make an investment for the purpose of            purpose of exercising control over or
                      exercising control or management.  (F)           management of any company; provided that
                                                                       the Growth Fund may do so where it is
                                                                       deemed advisable to protect or enhance the
                                                                       value of an existing investment; and
                                                                       provided further, that the Growth Fund may
                                                                       invest all or part of its investable
                                                                       assets in an open-end investment company
                                                                       with substantially the same investment
                                                                       objectives, policies and restrictions as
                                                                       the Growth Fund. (nf)
 -----------------------------------------------------------------------------------------------------------------------
Warrants              The Equity Opportunities Fund may not            The Growth Fund may not purchase
                      invest more than 5% of its net assets in         warrants of any issuer, if, as a result of
                      warrants and stock rights, valued at the         such purchase, more than 2% of the value
                      lower of cost or market, or more than 2%         of the Growth Fund's total assets would be
                      of its net assets in warrants and stock          invested in warrants that are not listed on
                      rights that are not listed on the New York       the NYSE or American Stock Exchange or
                      Stock Exchange or American Stock                 more than 5% of the total assets of the
                      Exchange.  (nf)                                  Growth Fund, valued at the lower of cost or
                                                                       current market value, would be invested in
                                                                       warrants generally, whether or not so listed.
                                                                       Warrants acquired by the Growth Fund in
                                                                       units with or attached to debt securities shall
                                                                       be deemed to be without value.  (nf)
-----------------------------------------------------------------------------------------------------------------------
Joint Account         The Equity Opportunities Fund may not            The Growth Fund may not participate on a
                      participate in any joint trading accounts.       joint or joint-and-several basis in any
                      (F)                                              securities trading account.  The "bunching"
                                                                       of orders for the sale or purchase of
                                                                       marketable portfolio securities with other
                                                                       accounts under the management of the
                                                                       investment adviser or any subadviser to
                                                                       save commissions or to average prices
                                                                       among them is not deemed to result in a
                                                                       joint securities trading account. (nf)
-----------------------------------------------------------------------------------------------------------------------

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

Multiple Class Structure

        The Growth Fund currently offers four classes of shares: Class A, Class B, Class C and Class X shares. The Equity Opportunities Fund currently offers two classes of shares: Class A and Class B shares. The Class A and Class B shares of the Equity Opportunities Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Growth Fund. The Equity Opportunities Fund does not currently offer Class C and Class X shares, but will issue such classes to the Class C and Class X shareholders of the Growth Fund, respectively, on the closing date of the reorganization.

        In the proposed reorganization, you will receive the corresponding class of shares of the Equity Opportunities Fund in exchange for your shares in the Growth Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any acquired Class B and Class C shares of the Equity Opportunities Fund, the length of time you hold shares in the Equity Opportunities Fund will be added to the length of time you hold shares in the Growth Fund. If you acquire Class B and Class C shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Growth Fund.

        The shares of the various classes are offered under the following arrangements:

        Class A Shares (currently offered by both funds)

        o Are offered to the public at net asset value plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions.

        o   Are not subject to any charges when redeemed.

        o Have lower distribution and service fees (0.25%) and therefore pay higher dividends than Class B and Class C shares.

        Class B Shares (currently offered by both funds)

        o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.

        o Are subject to a sales charge of up to 5.00% of the shares value if they are redeemed within the first five years of purchase.

        o Will automatically convert to Class A shares eight years after purchase.

        o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

        Class C Shares (currently offered by the Growth Fund only)

        o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.

        o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.

        o Have the same distribution and service fees (1.00%) as Class B shares and thereafter pay comparable dividends.

        o Class C shares do not convert to any other class of shares of the fund.

        Class X Shares (currently offered by the Growth Fund only)

        o Are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

        o   Are not subject to sales charges at any time.

        o   There are no distribution fees applicable to Class X Shares.

Distribution Plans

        Phoenix Equity Planning Corporation serves as the distributor of shares for both the Equity Opportunities Fund and the Growth Fund. The Acquiring Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of Equity Opportunities Fund shares and the furnishing of shareholder services (the "Acquiring Trust Class A Plan," the "Acquiring Trust Class B Plan" and the "Acquiring Trust Class C Plan" and collectively, the "Acquiring Trust Plans").

        Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, Phoenix Equity Planning Corporation is reimbursed monthly for actual expenses of Phoenix Equity Planning Corporation up to 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, Phoenix Equity Planning Corporation is paid 0.25% annually of the average daily net assets of each class of shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts. Phoenix Equity Planning Corporation's distribution expenses from selling and servicing Class B shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Acquiring Trust under the Acquiring Trust Class B Plan. Those expenses may be carried over and paid in future years. At September 30, 1999, Phoenix Equity Planning Corporation had incurred unreimbursed expenses under the Acquiring Trust Class B Plan of $553,186 with respect to the Equity Opportunities Fund.

         The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class B and Class C shares of the Growth Fund, (the "Trust Class B Plan" and "Trust Class C Plan," and collectively, the "Trust Plans"). Under the Trust Class B Plan and the Trust Class C Plan, the Growth Fund reimburses Phoenix Equity Planning Corporation monthly for actual expenses of Phoenix Equity Planning Corporation up to 0.75% of the average daily net assets of the Growth Fund's Class B and Class C shares. In addition, the Growth Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of the Class A, Class B and Class C shares as compensation for providing services to the shareholders, including assistance in connection with inquires related to shareholder accounts. Phoenix Equity Planning Corporation's distribution expenses from selling and servicing Class B shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Trust under the Trust Class B Plan. Those expenses may be carried over and paid in future years. At September 30, 1999, Phoenix Equity Planning Corporation had incurred unreimbursed expenses under the Trust Class B Plan of $151,199 with respect to the Growth Fund. As a result of the Reorganization, the unreimbursed expenses incurred by Phoenix Equity Planning Corporation in selling Class B shares of the Growth Fund will be subject to reimbursement under the Acquiring Trust Class B Plan.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

        Both the Equity Opportunities Fund and the Growth Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

        The Equity Opportunities Fund distributes net investment income semi-annually, and distributes net realized capital gains, if any, at least annually. The Growth Fund distributes net investment income annually, and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Equity Opportunities Fund and the Growth Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Equity Opportunities Fund and the Growth Fund in effect on the record date.

        The Equity Opportunities Fund and the Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Equity Opportunities Fund and the Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix-Euclid Funds.

         Shares of the Equity Opportunities Fund and the Growth Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of Class B shares redemptions for the Equity Opportunities Fund or Class B and Class C shares redemptions for the Growth Fund, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Equity Opportunities Fund and Growth Fund shares are made within seven days after receipt of a redemption request in proper form and documentation.

        Because both the Equity Opportunities Fund and the Growth Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Growth Fund but in their capacity as shareholders of the Equity Opportunities Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

        The following is a summary of certain provisions of the Declarations of Trust of the Equity Opportunities Fund and the Growth Fund.

Form of Organization

        The Equity Opportunities Fund is a series of the Phoenix Strategic Equity Series Fund, an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated June 25, 1986, as amended. The operations of the Equity Opportunities Fund are governed by its Declaration of Trust and by Massachusetts law. The Growth Fund is a series of the Phoenix-Seneca Funds, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to an Agreement and Declaration of Trust dated December __, 1995, as amended. The operations of the Growth Fund are governed by its Agreement and Declaration of Trust and by Delaware law. Both the Phoenix Strategic Equity Series Fund and the Phoenix-Seneca Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

Shares

         Each Declaration of Trust authorizes the Trustees to create an unlimited number of series in each trust. Within each series, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Phoenix Strategic Equity Series Fund currently has three series outstanding: the Phoenix-Engemann Small Cap Fund, the Phoenix-Seneca Equity Opportunities Fund and the Phoenix-Seneca Strategic Theme Fund. The Phoenix-Seneca Funds trust currently has four series outstanding: the Phoenix-Seneca Bond Fund, the Phoenix-Seneca Growth Fund, the Phoenix-Seneca Mid-Cap "EDGE" Fund, and the Phoenix-Seneca Real Estate Securities Fund. In addition to the currently existing series, each trust may organize other series in the future.

        The Equity Opportunities Fund currently offers Class A and Class B shares. The Growth Fund offers Class A, Class B, Class C and Class X shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.

Meetings

        A majority of the Trustees of the Equity Opportunities Fund may call shareholder meetings at any time. Trustees shall call meetings upon the written request of shareholders holding at least ten percent of the outstanding shares having voting rights. Generally, the presence of holders of one-third of the outstanding shares, in person or by proxy, constitutes a quorum at a shareholder meeting.

        The Trustees or President of the Growth Fund may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.

Shareholder Liability

        Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the trust documents of both the Equity Opportunities Fund and the Growth Fund limit shareholder liability.

        The Equity Opportunities Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability whatsoever in connection with trust property or for the acts, obligations or affairs of the trust. The trust will indemnify shareholders for all claims and liabilities to which they become subject by reason of being a shareholder.

        The Growth Fund's Declaration of Trust specifies that a shareholder shall be indemnified for claims relating to the shareholder's status as a shareholder, and not because of the shareholder's acts or omissions. Such indemnification will come out of the assets of the class of shares held by the shareholder from which the claim arose.

Liability of Trustees

        Each Declaration of Trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Under the Declaration of Trust of the Equity Opportunities Fund, a trustee will not be personally liable in connection with trust property, the affairs of the trust or the actions of the trustee, unless the trustee acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of the trustee's duties. The trust may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The trust may also advance payments to a trustee in connection with indemnification.

        Under the Declaration of Trust of the Growth Fund, the trust will indemnify a trustee against liabilities, unless the trustee is liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The trust may purchase insurance for a trustee to provide indemnification and also may advance money to the trustee for the expenses of proceedings.

Voting Requirements

        Each shareholder of the Equity Opportunities Fund is entitled to vote on any matter required to be submitted to shareholders. Shareholders are entitled to one vote for each whole share held and a fractional portion of one vote for each fractional share held.

        Each shareholder of the Growth Fund shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

Liquidation or Dissolution

        In the event of the liquidation or dissolution of either fund, the Trustees shall distribute the assets of the trust to the shareholders, according to their respective rights, after accounting for the liabilities of the trust.

                                   FISCAL YEAR

        The Equity Opportunities Fund operates on a fiscal year which ends April
30. The Growth Fund operates on a fiscal year which ends September 30.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

        Responsibility for the overall supervision of the Equity Opportunities Fund rests with the Phoenix Strategic Equity Series Fund's Board of Trustees. Responsibility for the overall supervision of the Growth Fund rests with the Phoenix-Seneca Fund's Board of Trustees. Phoenix Investment Counsel serves as investment adviser to both funds. Seneca Capital Management serves as investment subadviser to both funds.

        Investment and trading decisions for each fund are made by a team of managers and analysts. The team leaders for each fund are primarily responsible for the day-to-day decisions related to that fund. The team leader of any one fund may be on another fund team. The team leaders for the Equity Opportunities Fund are Gail P. Seneca, Richard D. Little and Ronald K. Jacks. The team leaders for the Growth Fund are Gail P. Seneca and Richard D. Little.

        Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank. From October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

        Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

        Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990.

        Phoenix Equity Planning Corporation serves as administrative agent of the Equity Opportunities Fund and the Growth Fund and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also acts as transfer agent for the Equity Opportunities Fund and the Growth Fund.

        State Street Bank and Trust Company serves as custodian of each fund.

        PricewaterhouseCoopers LLP serve as independent accountants for both the Equity Opportunities Fund and the Growth Fund.

                               VOTING INFORMATION

Quorum and Voting Requirements

        This Prospectus/Proxy Statement is being furnished to the shareholders of the Growth Fund in connection with the solicitation by the Board of Trustees of Phoenix-Seneca Funds of proxies to be used at the meeting.

        Shareholders of record of the Growth Fund at the close of business on February 29, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were ______________, ___________, __________ and _________ issued and outstanding Class X, Class A, Class B and Class C shares, respectively, of the Growth Fund. Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Growth Fund will vote together as a single class on the reorganization proposal. The holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the vote of a majority of the shares entitled to vote of the Growth Fund. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Growth Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

        If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

        The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of Phoenix-Seneca Fund. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

        The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

        Approval of the reorganization proposal by the shareholders of the Growth Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Growth Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Growth Fund.

Revocation of Proxies

        Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

        o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

        o by the subsequent execution and return of another proxy prior to the meeting;

        o   by submitting a subsequent telephone vote; or

        o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

No Appraisal Rights

        The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

Solicitation of Proxies

        In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of Phoenix Investment Counsel, affiliates of Phoenix Investment Counsel, or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.

        Shareholders of the Growth Fund may be asked by the proxy solicitor's representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a representative of the proxy solicitor using information derived from a shareholder list provided by the Trust or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone the solicitor at a designated toll-free number. In all such cases, the representative of the solicitor will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Prospectus/Proxy Statement and proxy form have been received. If answered in the affirmative, the solicitor representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the representative of the solicitor will then ask the shareholder if the shareholder wishes to support the reorganization proposal. If answered in the affirmative, the solicitor will read the reorganization proposal to the shareholder and ask for such shareholder's voting instruction on the reorganization proposal.


        Although the representative of the solicitor will assist with any questions, the answers to which are contained in the Proxy Statement, the representative of the solicitor will not make recommendations on how to vote on the reorganization proposal. Finally, the representative of the solicitor will explain that the solicitor will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Trust. Within 72 hours after each telephone call, the solicitor will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact the solicitor immediately if the shareholder's instructions have not been recorded properly.

        If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Prospectus/Proxy Statement or attend the meeting in person.

        The costs of the meeting, such as the preparation and mailing of the notice, the Prospectus/Proxy Statement and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph, will be borne by Phoenix Investment Partners. The costs of any additional solicitation and of any adjourned session of the meeting will be borne by Phoenix Investment Partners. Phoenix Investment Partners will reimburse banks, brokers, and other persons holding Growth Fund shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Growth Fund shares. D.F. King, a proxy solicitation firm, has been engaged by Phoenix Investment Partners, to act as solicitor and will receive fees estimated at $8,000, plus reimbursement of out-of-pocket expenses.

Ownership of Voting Securities

        Based on holdings and total shares outstanding as of _________, 2000, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Growth Fund. If the reorganization were consummated as of __________, 2000, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Equity Opportunities Fund based on their holdings and total shares outstanding as of ___________, 2000. Based on holdings and total shares outstanding as of
__________, 2000, and assuming consummation of the reorganization, no person would own beneficially or of record 5% or more of the outstanding shares of the Growth Fund or the combined Equity Opportunities Fund.

        THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

        Additional information about the Equity Opportunities Fund, and the Acquiring Trust is included in the Equity Opportunities Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Equity Opportunities Fund and the Acquiring Trust is included in the Statement of Additional Information for the Equity Opportunities Fund, dated August 27, 1999, which has been filed with the SEC and is incorporated by reference herein. A copy of the Equity Opportunities Fund's Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

        Additional information about the Growth Fund is included in the current Prospectus of the Growth Fund dated January 28, 2000. A copy of the Growth Fund's Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Growth Fund is included in the Statement of Additional Information for the Growth Fund dated January 28, 2000, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Growth Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

                                  MISCELLANEOUS
Available Information

        The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

Management's Discussion of the Equity Opportunities Fund's Performance for the Year Ended April 30, 1999

        The Equity Opportunities Fund seeks long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Equity Opportunities Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

        For the 12 months ended April 30, 1999, Class A shares of the Equity Opportunities Fund returned 17.08% and Class B shares returned 16.18%, far surpassing the negative (3.77)% return of the Equity Opportunities Fund's benchmark, the Russell 2000 Growth Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

        This has been an extremely volatile time for the market, spurred by the recent global liquidity crises. It has also been a market with very narrow leadership. A few of the very largest growth stocks have been responsible for virtually all of the market's gains. Issue selection has been critical. The Equity Opportunities Fund benefited from good stock picking and the largest holdings generally performed well. Companies that reported strong earnings were rewarded, while those that missed their forecasted earnings estimates by even the smallest amount were severely punished.

        It seems the ".com" craze has reached new heights. As of April 30, 1999, the market capitalization of America Online exceeded that of IBM. The value of Priceline.com, which sells airline tickets online, was higher than the market valuation of most U.S. airlines. eBay, an online auctioneer with a three-year history, was worth 11 times the value of 250-year-old Sothebey's. The Equity Opportunities Fund's portfolio management team does not know of a valuation metric or analytic framework, which can explain these outcomes.

        The Equity Opportunities Fund's portfolio management team expects the Internet bubble will deflate as the exciting promise of this technology gives way to the more sober reality of managing profitable businesses. Only time will distinguish the few genuine contenders in this highly competitive field. Non-speculative Internet investing is possible. MCI WorldCom, Cisco and many others are going concerns with major Internet involvement.

        The recent market turbulence will probably plague investors throughout 1999. Periods of euphoria are likely to alternate with periods of despair. The Equity Opportunities Fund's portfolio management team believes that investors who persevere will be rewarded with solid returns, but not the stellar returns of the past few years. Overall earnings growth is modest, valuations cannot rise sharply from their already lofty levels, and stock prices currently reflect very optimistic growth expectations. Fortunately, there are many opportunities that have not yet been fully exploited.

Phoenix-Seneca Equity Opportunities Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATES
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   17.08%  16.62%     13.33%         --            --
Class A Shares at POP(3)                   11.52   15.49      12.78          --            --
Class B Shares at NAV(2)                   16.18      --         --       16.57%      7/19/94
Class B Shares with CDSC(4)                12.34      --         --       16.34       7/19/94
Russell 2000 Growth Index(6)               (3.77)  12.62      10.96       14.29       7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PHOENIX EQUITY
                OPPORTUNITIES      RUSSELL 2000         S&P 500
               FUND CLASS A(5)    GROWTH INDEX(6)    STOCK INDEX(7)
04/28/1989            $9,525.00         $10,000.00        $10,000.00
04/30/1990           $10,204.33         $10,064.42        $11,043.42
04/30/1991           $11,445.07         $11,351.92        $12,990.55
04/30/1992           $12,623.50         $12,875.14        $14,804.53
04/30/1993           $14,706.64         $13,634.65        $16,172.93
04/29/1994           $15,440.08         $15,616.56        $17,037.31
04/28/1995           $16,855.16         $16,979.94        $20,014.55
04/30/1996           $22,393.87         $23,662.09        $26,074.00
04/30/1997           $19,663.45         $20,457.24        $32,645.91
04/30/1998           $28,444.92         $29,397.14        $46,118.09
04/30/1999           $33,304.73         $28,287.82        $56,179.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       30%
Financials                        16
Consumer Cyclicals                12
Capital Goods                     11
Consumer Staples                  10
Communication Services             6
Health Care                        5
Other                             10

Phoenix-Seneca Equity Opportunities Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Microsoft Corp.                                                4.8%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Mellon Bank Corp.                                              4.2%
        LARGE REGIONAL BANK
    3.  Motorola, Inc.                                                 4.0%
        GLOBAL PROVIDER OF INTEGRATED COMMUNICATIONS PRODUCTS
    4.  Citigroup, Inc.                                                3.9%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    5.  Morgan Stanley Dean Witter & Co.                               3.9%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  Sun Microsystems, Inc.                                         3.6%
        SUPPLIER OF ENTERPRISE NETWORK COMPUTING PRODUCTS
    7.  General Electric Co.                                           3.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  International Business Machines Corp.                          3.5%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Bristol-Myers Squibb Co.                                       3.4%
        COMPREHENSIVE HEALTH-CARE COMPANY
   10.  Lucent Technologies, Inc.                                      3.4%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

Legal Matters

        Certain legal matters in connection with the issuance of the shares of the Equity Opportunities Fund will be passed upon by Goodwin, Procter & Hoar LLP.

Additional Financial Information


         The table set forth below presents certain financial information for the Equity Opportunities Fund. The financial highlights for the year ended April 30, 1999 are derived from the Equity Opportunities Fund's audited financial statements for the year ended April 30, 1999. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial highlights for the six months ended October 31, 1999 are unaudited. The financial highlights for the Equity Opportunities Fund for prior periods are contained in the Equity Opportunities Fund's Prospectus, and the financial statements for the Equity Opportunities Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.

EQUITY OPPORTUNITIES FUND
Financial Highlights
(Selected data for Shares outstanding throughout the indicated Period)

                                                                                Year Ended April 30, 1999
                                                                                -------------------------
                                                                               Class A             Class B
                                                                               -------             -------
Net asset value, beginning of period                                       $        8.04        $       7.80
Income from investment operations
      Net investment income (loss)                                                 (0.02)(2)           (0.08)(2)
      Net realized and unrealized gain (loss)                                       1.33                1.28
                                                                           -------------        ------------
           Total from investment operations                                         1.31                1.20
                                                                           -------------        ------------

Less distributions
      Dividends from net investment income                                            --                  --
      Dividends from net realized gains                                           (0.63)              (0.63)
      In excess of accumulated net realized gains                                     --                  --
                                                                           -------------        ------------
           Total distributions                                                    (0.63)              (0.63)
                                                                           -------------        ------------

Change in net asset value                                                           0.68                0.57
                                                                           -------------        ------------

Net asset value, end of period                                             $        8.72        $       8.37
                                                                           =============        ============

Total return(1)                                                                    17.08%              16.18%
Ratios/supplemental data:
      Net assets, end of period (thousands)                                $     201,789        $      2,677
Ratio to average net assets of:
      Expenses                                                                      1.24%(3)            1.99%(3)
      Net investment income (loss)                                                 (0.21)%             (0.97)%
Portfolio turnover rate                                                              143%                143%

-------------------

(1)      Maximum sales charge is not reflected in total return calculation.
(2)      Computed using average shares outstanding.
(3) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



                                                                       Six Months Ended October 31, 1999 (Unaudited)
                                                                       ---------------------------------------------
                                                                                Class A              Class B
                                                                                -------              -------
Net asset value, beginning of period                                            $   8.72              $ 8.37
Income from investment operations(5)
 Net investment income (loss)                                                      (0.01)(4)           (0.05)(4)
 Net realized and unrealized gain (loss)                                            1.21                1.17
                                                                                --------              ------
   Total from investment operations                                                 1.20                1.12
                                                                                --------              ------

Less distributions
  Dividends from net investment income                                                --                  --
  Dividends from net realized gains                                                (0.36)              (0.36)
  In excess of net investment income                                                  --                  --
  Tax return of capital                                                               --                  --
    Total distributions                                                            (0.36)              (0.36)
 Change in net asset value                                                          0.84                0.76
                                                                                --------              ------
 Net asset value, end of period                                                 $   9.56              $ 9.13
                                                                                ========              ======
Total return(1)                                                                    14.20%(3)           13.84%(3)
Ratios/supplemental data:
 Net assets, end of period (thousands)                                          $220,832              $3,083
Ratio to average net assets of:
 Operating expenses                                                                 1.23%(2)            1.98%(2)
 Net investment income (loss)                                                      (0.32)%(2)          (1.06)%(2)
Portfolio turnover                                                                    67%(3)              67%(3)

-------------------

(1)      Maximum sales charge is not reflected in total return calculation.

(2)      Annualized.

(3)      Not annualized.

(4)      Computed using average shares outstanding.

(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                 OTHER BUSINESS


         The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Growth Fund's shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Growth Fund and the shareholders of the Growth Fund.

                      AGREEMENT AND PLAN OF REORGANIZATION


        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 17th day of November, 1999, by and between PHOENIX STRATEGIC EQUITY SERIES FUND (the "Strategic Equity Series Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Equity Opportunities Fund, a portfolio series thereof (the "Acquiring Fund") and THE PHOENIX-SENECA FUNDS (the "Phoenix-Seneca Trust"), a Delaware business trust with its principal place of business at 909 Montgomery Street, San Francisco, California 94133, on behalf of the Phoenix-Seneca Growth Fund, a portfolio series thereof (the "Acquired Fund").

        All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Strategic Equity Series Trust or the Phoenix-Seneca Trust, on behalf of the respective portfolio series.

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A, Class B, Class C and Class X shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Strategic Equity Series Trust and the Phoenix-Seneca Trust are each open-end, registered investment companies of the management type;

        WHEREAS, the Board of Trustees of the Strategic Equity Series Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees of the Phoenix-Seneca Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

        1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

        1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

        1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.      VALUATION

        2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

        2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.      CLOSING AND CLOSING DATE

        3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

        3.2 The Phoenix-Seneca Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Phoenix-Seneca Trust or provide evidence satisfactory to the Phoenix-Seneca Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.      REPRESENTATIONS AND WARRANTIES

        4.1 The Phoenix-Seneca Trust represents and warrants to the Strategic Equity Series Trust as follows:

               (a) The Phoenix-Seneca Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

               (b) The Phoenix-Seneca Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

               (c) The Phoenix-Seneca Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

               (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

               (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Acquired Fund at September 30, 1998 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Strategic Equity Series Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

               (g) Since September 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

               (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

               (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

               (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Phoenix-Seneca Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Phoenix-Seneca Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

        4.2 The Strategic Equity Series Trust represents and warrants to the Phoenix-Seneca Trust as follows:

               (a) The Strategic Equity Series Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

               (b) The Strategic Equity Series Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Strategic Equity Series Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

               (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Acquiring Fund at April 30, 1999, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Phoenix-Seneca Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

               (g) Since April 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

               (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

               (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund shareholders could under certain circumstances be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring
Fund).

               (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Strategic Equity Series Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

               (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.      COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

        5.2 The Phoenix-Seneca Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

        5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares

        5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6 The Phoenix-Seneca Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Strategic Equity Series Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

        5.7 The Strategic Equity Series Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

        The obligations of the Phoenix-Seneca Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Equity Series Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

        6.1 All representations and warranties of the Strategic Equity Series Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Strategic Equity Series Trust shall have delivered to the Phoenix-Seneca Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Phoenix-Seneca Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Strategic Equity Series Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Phoenix-Seneca Trust shall reasonably request.

        6.3 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations);

        6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Strategic Equity Series Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix-Seneca Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

        7.1 All representations and warranties of the Phoenix-Seneca Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Phoenix-Seneca Trust shall have delivered to the Strategic Equity Series Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

        7.3 The Phoenix-Seneca Trust shall have delivered to the Strategic Equity Series Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Strategic Equity Series Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Phoenix-Seneca Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Strategic Equity Series Trust shall reasonably request.

        7.4 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

        7.5 The Proxy Statement and Prospectus (other than information therein that relates to the Strategic Equity Series Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

        The obligations of the Phoenix-Seneca Trust and the Strategic Equity Series Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

        8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Phoenix-Seneca Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Strategic Equity Series Trust. Notwithstanding anything herein to the contrary, neither the Strategic Equity Series Trust nor the Phoenix-Seneca Trust may waive the conditions set forth in this paragraph 8.1;

        8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Strategic Equity Series Trust or the Phoenix-Seneca Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Strategic Equity Series Trust or the Phoenix-Seneca Trust.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Strategic Equity Series Trust and Phoenix-Seneca Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Strategic Equity Series Trust and the Phoenix-Seneca Trust. Notwithstanding anything herein to the contrary, neither the Strategic Equity Series Trust nor the Phoenix-Seneca Trust may waive the condition set forth in this paragraph 8.5.

        8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

9.      BROKERAGE FEES AND EXPENSES

        9.1 The Strategic Equity Series Trust and the Phoenix-Seneca Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by PIC.

10.     ENTIRE AGREEMENT

        10.1 The Strategic Equity Series Trust and the Phoenix-Seneca Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.     TERMINATION

        This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Strategic Equity Series Trust or the Phoenix-Seneca Trust, or their respective Trustees or officers, to the other party.

12.     AMENDMENTS

        This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Phoenix-Seneca Trust and the Strategic Equity Series Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Phoenix-Seneca Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
        LIABILITY

        14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

        14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 It is expressly agreed that the obligations of the Phoenix-Seneca Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Phoenix-Seneca Trust personally, but shall bind only the trust property of the Phoenix-Seneca Trust, as provided in the Declaration of Trust of the Phoenix-Seneca Trust. The execution and delivery by such officers of the Phoenix-Seneca Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Phoenix-Seneca Trust. The Phoenix-Seneca Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Phoenix-Seneca Trust arising hereunder, the Strategic Equity Series Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

        14.6 It is expressly agreed that the obligations of the Strategic Equity Series Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Strategic Equity Series Trust personally, but shall bind only the trust property of the Strategic Equity Series Trust, as provided in the Declaration of Trust of the Strategic Equity Series Trust. The execution and delivery by such officers of the Strategic Equity Series Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Strategic Equity Series Trust as provided in the Declaration of Trust of the Strategic Equity Series Trust. The Strategic Equity Series Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquiring Fund. With respect to any obligation of the Strategic Equity Series Trust arising hereunder, the Phoenix-Seneca Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

        14.7 Subject to the foregoing limitations on liability, the Acquiring Fund agrees to indemnify and hold harmless the Trustees of the Phoenix-Seneca Trust who are not "interested persons" of the adviser or distributor of the Acquired Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability")which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by this Agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

        14.8 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and arrested by its Secretary or Assistant Secretary.

                                 PHOENIX STRATEGIC EQUITY SERIES FUND, on behalf of the Phoenix-Seneca Equity Opportunities Fund


ATTEST:                          By:____________________________________________
___________________________      Name:    Philip R. McLoughlin
G. Jeffrey Bohne                 Title:   President
Secretary


                                 THE PHOENIX-SENECA FUNDS, on behalf of the Phoenix-Seneca Growth Fund

ATTEST:                          By:____________________________________________
___________________________      Name:    Gail P. Seneca
Thomas N. Steenburg              Title:   President
Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                           PHOENIX-SENECA GROWTH FUND
                                   a series of
                              Phoenix-Seneca Funds
                              909 Montgomery Street
                         San Francisco, California 94133
                                 (800) 243-1574

                        By and in Exchange for Shares of

                    PHOENIX-SENECA EQUITY OPPORTUNITIES FUND
                                   a series of
                      Phoenix Strategic Equity Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of the Phoenix-Seneca Growth Fund, a series of Phoenix-Seneca Funds, to the Phoenix Equity Opportunities Fund, a portfolio series of Phoenix Strategic Equity Series Fund, in exchange for shares of the corresponding class of the Equity Opportunities Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) the Statement of Additional Information of Phoenix Strategic Equity Series Fund dated August 27, 1999;


         (2) the Statement of Additional Information of Phoenix-Seneca Funds dated January 28, 2000;


         (3) the Annual Report of Phoenix Strategic Equity Series Fund for the year ended April 30, 1999;


         (4) The Semi-Annual Report of the Phoenix Strategic Equity Series Fund for the six-month period ended October 31, 1999

         (5) the Annual Report of Phoenix-Seneca Funds for the year ended September 30, 1999:

         (6)   the Pro Forma Financial Statements.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated _________, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Equity Planning, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200 or by telephoning Equity Planning toll free at 1 (800) 243-4361.

         The date of this Statement of Additional Information is _______, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               Page
Statement of Additional Information of Phoenix Strategic Equity Series
Fund dated August 27, 1999                                                                                       B-

Statement of Additional Information of Phoenix-Seneca Funds dated January 28, 2000                               B-

Annual Report of Phoenix Strategic Equity Series Fund for the year ended
April 30, 1999                                                                                                   B-

Semi-Annual Report of the Phoenix Strategic Equity Series Fund for the
six-month period ended October 31, 1999                                                                          B-

Annual Report of Phoenix-Seneca Funds for the year ended September 30, 1999                                      B-

Pro Forma Financial Statements                                                                                   B-

                        PHOENIX EQUITY OPPORTUNITIES FUND
                          PHOENIX STRATEGIC THEME FUND
                             PHOENIX SMALL CAP FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 27, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 27, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

THE TRUST..................................................................   1
INVESTMENT OBJECTIVES AND POLICIES.........................................   1
INVESTMENT RESTRICTIONS....................................................   1
INVESTMENT TECHNIQUES......................................................   2
PERFORMANCE INFORMATION ...................................................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  10
SERVICES OF THE ADVISERS...................................................  11
NET ASSET VALUE............................................................  12
HOW TO BUY SHARES..........................................................  12
ALTERNATIVE PURCHASE ARRANGEMENTS..........................................  12
INVESTOR ACCOUNT SERVICES..................................................  15
HOW TO REDEEM SHARES.......................................................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  17
TAX SHELTERED RETIREMENT PLANS.............................................  18
THE DISTRIBUTOR............................................................  19
DISTRIBUTION PLANS.........................................................  20
MANAGEMENT OF THE TRUST ...................................................  22
ADDITIONAL INFORMATION.....................................................  29

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926

PXP731 (8/99)

                                    THE TRUST

   Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The Trust's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Fund"), the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund"), and the Phoenix-Engemann Small Cap Fund (the "Small Cap Fund"). The Equity Opportunities Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds." The following discussion supplements the description of these Funds and investment policies and investment techniques in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
   As discussed in the Prospectus, the investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed as to any Fund without the approval of such Fund's shareholders. There is no assurance that any Fund will meet its investment objective.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES
   The following investment restrictions constitute fundamental policies of each Fund (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Fund's shareholders. No Fund may:

1. Borrow money, except that the Theme Fund and Small Cap Fund may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made;

2. Underwrite the securities of others;

3. Deal in real estate (including real estate limited partnerships) except that any Fund may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;

4. Deal in commodities or commodities contracts;

5. Make loans to other persons except that any Fund may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Trust or the Adviser, subject to conditions established by the Adviser (see "Lending of Securities") and enter into repurchase transactions (in accordance with the Trust's current Prospectus).

6. Participate in any joint trading accounts;

7. Pledge, mortgage or hypothecate any securities or other property;

8. Purchase on margin;

9. Engage in short sales;

10. Issue senior securities;

11. Invest more than 25% of its total assets of a Fund in any one industry or group of industries;

12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Fund would be invested in securities of a single issuer;

13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

14. Purchase any security for the Equity Opportunities Fund unless (a) the issuer or its predecessor has had a three-year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;

15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

16. Make an investment for the purpose of exercising control or management.

OTHER POLICIES
  The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Fund may:

   1. Invest more than 15% of its net assets in illiquid securities, including
(a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Trust determine the secondary market is liquid),
(b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

   2. Purchase or retain any security of an issuer if the Trust officers, Trustees or Adviser, who individually own beneficially more than 1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.

   3. Invest in interests in oil, gas or other mineral exploration development programs or leases.

   4. Invest more than 5% of a Fund's net assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its net assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.

   In addition, the Theme Fund may invest in preferred stocks, investment grade bonds (Moody's Baa or higher or S&P's BBB or higher), convertible preferred stocks and convertible debentures if in the judgement of the Adviser the investment would further its investment objective.

                              INVESTMENT TECHNIQUES
   The Funds may utilize the following practices or techniques in pursuing its investment objectives.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SECURITIES AND INDEX OPTIONS
   All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

LEVERAGE
   The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33 1/3% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

FOREIGN SECURITIES
   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Fund (provided, however, the Theme Fund may invest up to 35% of its total assets in the securities of foreign issuers). Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LOWER RATED CONVERTIBLE SECURITIES
   Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

INVESTING IN SMALL CAP ISSUERS
   Under normal market conditions, the Small Cap Fund expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

DERIVATIVE INVESTMENTS
   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

INDUSTRY CLASSIFICATIONS
   For each of the Funds, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.

                             PERFORMANCE INFORMATION
   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For Equity Opportunities Fund for the 1, 5 and 10 year periods ended April 30, 1999, the average annual total return of the Class A Shares was 11.52%, 15.49% and 12.78%, respectively. Class B average annual total return for the 1 year period and since inception July 19, 1994 to April 30, 1999 was 12.34% and 16.34%, respectively. The Theme Fund's 1 year average annual return and since inception October 16, 1995 to April 30, 1999 for Class A shares was 38.03% and 26.05% and, for Class B Shares was 40.14% and 26.57%, respectively. The Theme Fund's Class C Shares 1 year average annual total return and since inception November 3, 1997 to April 30, 1999 was 43.87% and 34.41%, respectively. The Small Cap Fund's 1 year average annual return and from inception October 16, 1995 to April 30, 1999 for Class A shares was (10.14)% and 20.57% and for Class B Shares was (9.84)% and 20.98%, respectively. Performance information reflects only the performance of a hypothetical investment in each Class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Fund, the Class A Share's aggregate cumulative total return quotation for the period commencing August 1, 1944 and ending April 30, 1999 was 33,789.44%.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser and/or Subadviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's and/or Subadviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser and/or Subadviser, the rate is deemed by the Adviser and/or Subadviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser and/or Subadviser after the transaction has been consummated. If the Adviser and/or Subadviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser and/or Subadviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's and/or Subadviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser and/or Subadviser. The Adviser and/or Subadviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser and/or Subadviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's and/or Subadviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's and/or Subadviser's staff can follow. In addition, it provides the Adviser and/or Subadviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and/or Subadviser and is available for the benefit of other accounts advised by the Adviser and/or Subadviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's and/or Subadviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser and/or Subadviser it does not reduce the Adviser's and/or Subadviser's expenses in a determinable amount. The extent to which the Adviser and/or Subadviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser and/or Subadviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser and/or Subadviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser and/or Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser and/or Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser and/or Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's and/or Subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser and/or Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's and/or Subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   During the fiscal years ended April 30, 1997, 1998 and 1999, brokerage commissions paid by the Funds totalled $2,686,635, $3,579,420 and $2,087,042, respectively. During the same periods, no commissions were paid to the Distributor. Brokerage commissions of $246,907 paid during the fiscal year ended April 30, 1999 were paid on portfolio transactions aggregating $216,628,082 executed by brokers who provided research and other statistical and factual information.

                            SERVICES OF THE ADVISERS
   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

   PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages over $57 billion in assets (as of March 31, 1998) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Engemann had $5.9 billion in assets under management. Engemann has been an investment adviser since 1969.

   Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.

   As compensation for its services, PIC receives a fee from the Equity Opportunities Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of
 .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. As compensation for its services, PIC receives a fee from the Theme Fund and the Small Cap Fund which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years 1997, and 1998 and 1999, the combined management fees paid by the Funds were $4,145,821, $4,953,597 and $4,367,229, respectively.

   The Management Agreement for Equity Opportunities Fund was approved by the Trustees on March 16, 1993 and by the shareholders of the Equity Opportunities Fund on April 30, 1993. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement for the Equity Opportunities Fund to PIC and PIC now serves as the Adviser to the Fund. PIC and National are both subsidiaries of PXP. The Management Agreement for Strategic

Theme and Small Cap Funds was approved by the Trustees on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940
Act).

   The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES
   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. NOTE, ONLY THE THEME FUND OFFERS CLASS C SHARES.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES (THEME FUND ONLY)
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed

$1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES
   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity

Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

REINVESTMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

   The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR
   Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1997, 1998 and 1999, purchasers of Fund shares paid aggregate sales charges of $4,241,930, $2,025,485 and $1,723,056, respectively, of which the Distributor for the Funds received net commissions of $736,095, $1,058,952 and $1,279,374, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 1999, the Distributor received net commissions of $55,140 for Class A Shares and deferred sales charges of $1,224,234 for Class B and Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements.

The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           Amount of
          Transaction           Sales Charge as a percentage    Sales Charge as a percentage         Dealer Discount
       at Offering Price              of Offering Price             of Amount Invested        Percentage of Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

               First $200 million                            .085%
               $200 million to $400 million                  .05%
               $400 million to $600 million                  .03%
               $600 million to $800 million                  .02%
               $800 million to $1 billion                    .015%
               Greater than $1 billion                       .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 1999, Equity Planning received $523,541.

                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Trust and to pay the Distributor for providing shareholder services.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds for furnishing services to shareholders (the "Service Fee") and will reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B Shares and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Funds under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Funds. The other Plans, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   For the fiscal year ended April 30, 1999, the Funds paid Rule 12b-1 Fees in the amount of $2,812,308, of which the principal underwriter received $1,607,602, W.S. Griffith & Co., Inc., an affiliate, received $121,999 and unaffiliated broker-dealers received $1,082,707. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $387,276; (2) printing and mailing of prospectuses to other than current shareholders, $14,070; (3) compensation to dealers, $1,705,506; (4) compensation to sales personnel, $932,692; (5) service costs, $143,929 and (6) other, $160,291. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1998, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $3,830,970 (equal to 0.63% of the Fund's net assets) which have been carried over into the present Class B Plan year.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST
   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Robert Chesek (64)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                      Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                            Common Stock, Phoenix Home Life Mutual Insurance Company (1980-1994).

E. Virgil Conway (69)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                            Trism, Inc. (1994-present), Realty Foundation of New York
                                                            (1972-present), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                            Committee of the City of New York (1981-1996). Advisory Director,
                                                            Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund
                                                            Directions (1993-1998). Chairman, Financial Accounting Standards
                                                            Advisory Council (1992-1995).

Harry Dalzell-Payne (69)             Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                               Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10022                                          Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                            Formerly a Major General of the British Army.

*Francis E. Jeffries (68)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                        Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
 Apt. 1601                                                  Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
 Naples, FL 33963                                           Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1993-present). Director, The Empire District Electric Company
                                                            (1984-present). Director (1989-1997), Chairman of the Board
                                                            (1993-1997), President (1989-1993), and Chief Executive Officer
                                                            (1989-1995), Phoenix Investment Partners, Ltd.

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Leroy Keith, Jr. (60)                Trustee                Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                          (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                                     Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                          Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust. President, Morehouse College (1987-1994). Chairman
                                                            and Chief Executive Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (52)           Trustee and            Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director (1983-present) and Chairman (1995-present),
                                                            Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                            President (1990- present), Phoenix Equity Planning Corporation.
                                                            Director (1993-present), Chairman (1993-present) and Chief Executive
                                                            Officer (1993-1995), National Securities & Research Corporation.
                                                            Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                            Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                            (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                            Corporation (Delaware) (1985-present), and World Trust Fund
                                                            (1991-present). Director and Executive Vice President, Phoenix Life
                                                            and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director and President,
                                                            Phoenix Securities Group, Inc. (1993-1995). Director (1992-present)
                                                            and President (1992-1994), W.S. Griffith & Co., Inc. Director,
                                                            Townsend Financial Advisers, Inc. (1992-present), Director, PHL
                                                            Associates, Inc. (1995-present).

Everett L. Morris (70)               Trustee                Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, N.J. 07722                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1993-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
*James M. Oates (52)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets LLC                                   Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present). Director, AIB Govett Funds (1991-present),
 Boston, MA 02109                                           Blue Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                            Financial Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                            Financial (1996-present), Command Systems, Inc. (1998-present) and
                                                            Connecticut River Bancorp (1998-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-present). Member, Chief Executives
                                                            Organization (1996-present). Director (1984-1994), President
                                                            (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                            Director/Trustee, the National Affiliated Investment Companies (until
                                                            1993).

*Calvin J. Pedersen (57)             Trustee                Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Investment                                         President (1992-1993), Phoenix Investment Partners, Ltd. Director/
 Partners, Ltd.                                             Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
 55 East Monroe Street                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
 Suite 3600                                                 (1996-present). President and Chief Executive Officer, Duff & Phelps
 Chicago, IL 60603                                          Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                            Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                          (1978-present), Phoenix Home Life Mutual Insurance Company
                                                            (1972-1998), Landauer, Inc. (medical services) (1970-present), Tech
                                                            Ops./ Sevcon, Inc. (electronic controllers) (1987-present), and Mark
                                                            IV Industries (diversified manufacturer) (1985-present). Member,
                                                            Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                            Company (1998-present). Director, Key Energy Group (oil rig service)
                                                            (1988-1994).

Richard E. Segerson (53)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                            (1993-1998).

Lowell P. Weicker, Jr. (67)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                            Inc. (1995-present), Duty Free International, Inc. (1997-present) and
                                                            Compuware (1996-present) and Burroughs Wellcome Fund (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Chairman,
                                                            Dresing, Lierman, Weicker (1995-1996). Governor of the State of
                                                            Connecticut (1991-1995).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------

Michael E. Haylon (41)               Executive              Director and Executive Vice President--Investments, Phoenix Investment
                                     Vice                   Partners, Ltd. (1995-present). Executive Vice President, Phoenix
                                     President              Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                            Executive Vice President (1997-present), Vice President (1996-1997),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present), Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director (1994-present), President (1996-present), Executive Vice
                                                            President (1994-1996), Vice President (1993-1994), National Securities
                                                            & Research Corporation. Director, Phoenix Equity Planning Corporation
                                                            (1995-present). Senior Vice President, Securities Investments, Phoenix
                                                            Home Life Mutual Insurance Company (1993-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

John F. Sharry (46)                  Executive              Executive Vice President, Phoenix Strategic Allocation Fund, Inc.
                                     Vice                   (1998-present). Managing Director, Retail Distribution
                                     President              (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Funds (1998-present), and
                                                            Phoenix Multi-Portfolio Fund (1998-present). Managing Director,
                                                            Director and National Sales Manager, Putnam Mutual Funds (until 1995).

J. Roger Engemann (57)               Senior Vice            President and Director, Roger Engemann & Associates, Inc.
                                     President              (1969-present). President and Director, Pasadena Capital Corporation
                                                            (1988-present). Chairman, President and Trustee, Phoenix-Engemann
                                                            Funds (1986-present). President and Director, Roger Engemann
                                                            Management Co., Inc. (1985-present). Managing Director, Equities,
                                                            Phoenix Investment Counsel, Inc. (1998-present). Senior Vice
                                                            President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                            (1998-present).

Gail P. Seneca (42)                  Senior Vice            Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                   President              National Securities & Research Corporation (1998-present). President
San Francisco, CA 94133                                     and Trustee (1996-present), Phoenix-Seneca Funds. Managing Member
                                                            (1996-present), GMG/Seneca Capital Management LLC. Chief Investment
                                                            Officer and managing general partner (1989-present), GMG/Seneca
                                                            Capital Management, L.P.

Ronald K. Jacks (30)                 Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Secretary
San Francisco, CA 94133                                     (1996-present) and Trustee (1996-1997), Phoenix-Seneca Funds.
                                                            Portfolio Manager (1996-present), Seneca Capital Management LLC.
                                                            Portfolio Manager (1990-present), GMG/Seneca Capital Management, L.P.

Richard D. Little (49)               Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Vice
San Francisco, CA 94133                                     President, Phoenix-Seneca Funds (1996-present). General Partner and
                                                            Director of Equities, GMG/Seneca Capital Management, L.P.
                                                            (1989-present), Director of Equities, Seneca Capital Management LLC.

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------

James E. Mair (56)                   Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director
                                                            (1990-present), Executive Vice President (1994-present), Senior Vice
                                                            President (1990-1994), Pasadena Capital Corporation. Director,
                                                            Pasadena National Trust (1989-present). Executive Vice President
                                                            (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

William R. Moyer (54)                Vice President         Senior Vice President and Chief Financial Officer, Phoenix Investment
100 Bright Meadow Blvd.                                     Partners, Ltd. (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                               President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                      (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix
                                                            Equity Planning Corporation. Director (1998-present), Senior Vice
                                                            President (1990-present), Chief Financial Officer (1996-present) and
                                                            Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                            (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                            Financial Officer (1996-present), and Treasurer (1994-present),
                                                            National Securities & Research Corporation. Senior Vice President and
                                                            Chief Operating Officer, Duff & Phelps Investment Management Co.
                                                            (1996-present). Vice President, Phoenix Funds (1990-present),
                                                            Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Aberdeen Series Fund (1996-present). Vice President,
                                                            Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                            Company (1990-1995). Senior Vice President and Chief Financial
                                                            Officer, W. S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                            Financial Advisers, Inc. (1993-1995). Vice President, the National
                                                            Affiliated Investment Companies (until 1993).

Leonard J. Saltiel (44)              Vice President         Managing Director, Operations and Service (1996-present), Senior Vice
                                                            President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                            President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present). Vice President, Investment Operations, Phoenix
                                                            Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

John S. Tilson (54)                  Vice President         Executive Vice President (1994-present), Senior Vice President
                                                            (1983-1994), Roger Engemann & Associates, Inc. Director (1990-present),
                                                            Executive Vice President (1994-present), Senior Vice President
                                                            (1990-1994), Pasadena Capital Corporation. Chief Financial Officer and
                                                            Secretary, Phoenix-Engemann Funds (1988-present). Executive Vice
                                                            President (1994-present), Security Analyst (1985-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Senior Vice President, The Phoenix Edge
                                                            Series Fund and Phoenix Series Fund (1998-present).

G. Jeffrey Bohne (50)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Mutual Fund Customer Service,
Greenfield, MA 01301                                        Phoenix Equity Planning Corporation (1993-present). Secretary/Clerk,
                                                            Phoenix Funds (1993-present), Clerk, Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                            Fund (1996-present).

                                     Positions Held                                 Principal Occupations
Name, Address and Age                With the Trust                                During the Past 5 Years
----------------------                --------------                                -----------------------
Nancy G. Curtiss (45)                Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                            Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Second
                                                            Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                            Insurance Company (1994-1995). Various positions with Phoenix Home Life
                                                            Mutual Insurance Company (1987-1994).

- ------------------
*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

   For services rendered to the Trust for the fiscal year ended April 30, 1999, the Trustees received aggregate remuneration of $______. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                                 Total
                                                                                                             Compensation
                                                           Pension or                                        From Fund and
                                   Aggregate           Retirement Benefits            Estimated              Fund Complex
                                  Compensation           Accrued as Part          Annual Benefits             (14 Funds)
Name                                From Fund           of Fund Expenses           Upon Retirement         Paid to Trustees
-----                                ---------           ----------------           ---------------         ----------------

Robert Chesek                          $   *                                                                     $
E. Virgil Conway+                      $                                                                         $
Harry Dalzell-Payne+                   $                                                                         $
Francis E. Jeffries                    $   *                                                                     $
Leroy Keith, Jr.                       $                      None                      None                     $
Philip R. McLoughlin+                  $                     for any                   for any                   $
Everett L. Morris+                     $                     Trustee                   Trustee                   $
James M. Oates+                        $                                                                         $
Calvin J. Pedersen                     $                                                                         $
Herbert Roth, Jr. +                    $                                                                         $
Richard E. Segerson                    $                                                                         $
Lowell Weicker, Jr.                    $                                                                         $

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30,
 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Roth was $_______, $_______, $_______ and $_______, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the
 Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.
 +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On August ___, 1999, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of August __, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
--------------------                                   --------------               ----------------       ----------------
TTEES of Phoenix Savings & Investment Plan            Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Trustees of APP for Company Contributions             Theme Fund Class A
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Merrill Lynch Pierce Fenner & Smith                   Theme Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

Painewebber CDN FBO                                   Theme Fund Class C
Vivian Lorman
P.O. Box 3321
Weehawken NJ 07087-8154

Painewebber for the Benefit of                        Theme Fund Class C
Stephanie Berger
225 West 12 Street #4E
New York NY 10011-7757

Painewebber for the Benefit of                        Theme Fund Class C
Jay L Aldrich and Sandra D Aldrich #2 JTWROS
10543 SW 129 PL
Miami FL 33186-3549

Painewebber for the Benefit of                        Theme Fund Class C
Luane Hirschman
20505 E Country Club Drive
Apt # 1131
Aventura FL 33180-3039

Painewebber for the Benefit of                        Theme Fund Class C
Harriet Sperry
520 A Autumn Crest Circle
Colorado Springs CO 80919-8157

Painewebber for the Benefit of                        Theme Fund Class C
Ilona Kinast as Custodian for Issac Salis
Under The PA Uniform Gifts to Minors Act
2528 Mt Royal Rd
Pittsburgh PA 15217-2542

State Street Bank & Trust Co                          Theme Fund Class C
Roth Converted IRA 1/1/98
Elizabeth L Thisius
RR 1 PO Box 58
Wells MN 56097-0058

Painewebber for the Benefit of                        Theme Fund Class C
Nancy L Setola and Camille J Garcia JTWROS
273 Florida Ave
Miami Springs FL 33166-4901

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES       PERCENT OF CLASS
--------------------                                   --------------               ----------------       ----------------
Phoenix Home Life                                     Theme Fund Class M
56 Prospect St
Hartford CT 06103-2818

Phoenix Investment Counsel                            Equity Opportunities
100 Bright Meadow Blvd                                Fund Class B
Enfield CT 06082-1957

Merrill Lynch Pierce Fenner & Smith                   Small Cap Fund Class B
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

                             ADDITIONAL INFORMATION
CAPITAL STOCK
   The Trust was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund."

   The Declaration of Trust provides that the Trust's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more Classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate Classes within a series are entitled to vote on matters concerning only that series or Class. This Prospectus offers three series of the Trust. The Equity Opportunities Fund and the Small Cap Fund offer Class A and Class B Shares. The Strategic Theme Fund offers Class A, Class B, Class C Shares and a fourth Class, Class M Shares, which is closed to new investors and subsequent investments by existing shareholders.

   The shares of the Trust, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

   The Declaration of Trust establishing the Trust, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Trust's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust, but the "Trust Property" only shall be liable.

FINANCIAL STATEMENTS
   The Financial Statements for the fiscal year ended April 30, 1998 appearing in the Trust's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                              PHOENIX-SENECA FUNDS
                                     PART B
                            PHOENIX-SENECA BOND FUND
                           PHOENIX-SENECA GROWTH FUND
                     PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                 (each a "Fund" and collectively, the "Funds")


                      Statement of Additional Information
                               January 28, 2000

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix-Seneca Funds (the "Trust"), dated January 28, 2000, and should be read in conjunction with it. The Trust's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200.


                               TABLE OF CONTENTS


                                                   PAGE
                                                   -----
The Trust ........................................   1
Investment Objectives and Policies ...............   1
Investment Restrictions ..........................  12
Calculation of the Funds' Performance ............  15
Advisory Services ................................  17
The Distributor ..................................  19
Distribution Plans ...............................  20
Net Asset Value ..................................  21
How To Buy Shares ................................  22
Alternative Purchase Arrangements ................  22
Investor Account Services ........................  25
How To Redeem Shares .............................  26
Dividends, Distributions and Tax Status ..........  28
Portfolio Brokerage ..............................  30
Portfolio Turnover ...............................  31
Management of the Trust ..........................  31
Other Information ................................  38
Appendix .........................................  40
Glossary .........................................  41


                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP 2069B (1/99)

                                    THE TRUST

     The Trust is an open-end management company which was organized under Delaware law in 1995 as a business trust. The Trust consists of four separate
Funds: the Phoenix-Seneca Bond Fund; the Phoenix-Seneca Growth Fund; the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund; and the Phoenix-Seneca Real Estate Securities Fund. Each Fund offers four Classes of Shares: Class X, Class A, Class B and Class C. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional Classes of Shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A) or (ii) on a contingent deferred basis (Class B and Class C).

     The Trust (formerly called the "Seneca Funds") was renamed the Phoenix-Seneca Funds in connection with the effectiveness of new investment advisory agreements with Phoenix Investment Counsel, Inc. ("PIC") and Seneca Capital Management LLC ("Seneca"). At the same time, the Seneca Bond Fund was renamed the Phoenix-Seneca Bond Fund, the Seneca Growth Fund was renamed the Phoenix-Seneca Growth Fund, the Seneca Mid-Cap "EDGE"(SM) Fund was renamed the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and the Seneca Real Estate Securities Fund was renamed the Phoenix-Seneca Real Estate Securities Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and general investment policies of each Fund are described in the prospectus. This Statement of Additional Information should be read in conjunction with the prospectus. Additional information concerning the characteristics of certain securities in which the Funds may invest and certain practices in which they may engage is set forth below. The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

     Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

     In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Practices and Risk Considerations--Repurchase Agreements" in the prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

Corporate Debt Securities

     A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies or to the value of commodities, such as gold.

     Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

     A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Phoenix-Seneca Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund might be more willing to convert such securities to common stock.

     Below-Investment Grade Securities. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

     High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

     The secondary market on which high-yield securities are traded may be less liquid than the market for higher- grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

Delayed Delivery Transactions

     Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

     When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

     When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

     A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

     When a Fund purchases securities on a when-issued or forward-commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage Pass-Through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

     Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the

Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

     Other Asset-Backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit- enhancement features similar to mortgage-related securities.

     Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

     The Subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

Foreign Securities

     Each of the Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund may each invest up to 20% of its total assets directly in common stocks issued by foreign companies or in securities represented by ADRs. Each Fund will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.


     ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.


     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Options and Futures

     The Funds may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. If other types of options or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust.

Options

     The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

     Writing Call Options. Each Fund may write (sell) covered call options on securities ("calls") when the Subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

     A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options with any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

     Purchasing Call Options. Each Fund may purchase a call option when the Subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

     Writing Put Options. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered with liquid assets in a segregated account. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

     Purchasing Put Options. A Fund may purchase a put option when the Subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

     Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

     A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

     Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

     A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

     Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by maintaining liquid assets with a value equal to the exercise price in a segregated account with the Custodian or by using the other methods described above.

     The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

     The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Transactions

     Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

     Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the Subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

     Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

     A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

     Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

     In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

Limitations on the Use of Futures Contracts and Futures Options

     Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

     A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate liquid assets in an account maintained by the Custodian to cover such contracts and options that is marked to market daily.

Special Considerations and Risks Related to Options and Futures Transactions

     Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The Subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

     The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements

     The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper (or "PIPs") is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

Participation Interests

     The Phoenix-Seneca Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Restricted and Illiquid Securities

     Each Fund may invest up to 15% of its total assets in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

     Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the Subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security restricted security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

Short Sales

     The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds one- third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Loans of Portfolio Securities

     Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the Subadviser to be qualified, and when, in the judgment of the Subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.

     A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the prospectus and this Statement of Additional Information, a "majority of the outstanding voting securities" requires the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

     A Fund may not:

     (1) Issue senior securities, except as permitted by paragraphs 3, 6, and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and reverse repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 3 below, are not deemed to be senior securities.

     (2) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment of initial or variation margin in connection with options or futures contracts is not considered the purchase of securities on margin.

     (3) Borrow money, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to one-third of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to one-third of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as the clearance of transactions and share redemptions. For purposes of this investment restriction, short sales, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase or sale of options, futures contracts, and options on futures contracts, securities or indices and collateral arrangements with respect thereto shall not constitute borrowing.

     (4) Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (5) Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (6) Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts (including, foreign currency warrants, principal exchange rated linked securities, and performance indexed paper), forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, subject to restrictions as may be set forth elsewhere in the prospectus or this Statement of Additional Information.

     (7) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to one-third of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (8) For each Fund other than the Phoenix-Seneca Real Estate Securities Fund, purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (9) For each Fund other than the Phoenix-Seneca Real Estate Securities Fund, as to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that a Fund may, subject to restrictions imposed by the 1940 Act and applicable state laws, invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund. Because it is a "non-diversified" fund within the meaning of the 1940 Act, Phoenix-Seneca Real Estate Securities Fund will not be limited in the proportion of its assets it may invest in the securities of any single issuer.

     For purposes of the above fundamental investment restrictions, the Subadviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Bond Guide. In the absence of such classification or if the Subadviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be engaged in a different industry, the Subadviser may classify an issuer according to its own sources.

     The Trust has undertaken with a state securities commission that it will interpret the provisions of investment restriction number (5) to prohibit investment by the Funds in real estate limited partnerships that are not publicly traded. To the extent that undertaking is no longer required by the state securities commission, the Trust may interpret that restriction differently.

     The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

     A Fund may not:

     (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed one-third of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

     (2) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or any subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

     (3) Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the investment adviser, any subadviser or any investment management subsidiary of the investment adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

     (4) Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except where such purchase would not result in (i) more than 10% of the Fund's assets being invested in securities of other investment companies,
(ii) more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets being invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (5) Invest in securities that are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (6) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange or more than 5% of the total assets of the Fund, valued at the lower of cost or current market value, would be invested in warrants generally, whether or not so listed. Warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     (7) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

     (8) Invest for the purpose of exercising control over or management of any company; provided that the Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment; and provided further, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (9) Write (sell) options that are not "covered" as described elsewhere in this Statement of Additional Information or write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

     (10) Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

     (11) Purchase puts, calls, straddles, spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

     (12) Make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

     Except as to the 300% asset coverage required by fundamental restriction number (3), if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction. Notwithstanding the foregoing, if a Fund's investment in illiquid securities exceeds 15% of its net assets, whether through a change in values, net assets, or otherwise, the Fund will take appropriate steps to protect liquidity, including the orderly liquidation of illiquid securities in a manner consistent with the realization of the maximum value of those assets.

     Pursuant to a restriction imposed by a state securities commission, the investment adviser waives its fee on all assets of any Fund invested in shares of other open-end investment management companies pursuant to investment restriction (4), above.

     In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                      CALCULATION OF THE FUNDS' PERFORMANCE

Total Return

     The average annual total return on Shares of each Class of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Shares of that Class of the Fund made at the net asset value of such Shares at the beginning of the period, and then calculating the annual compounded rate of return that would produce that amount. Total return for a period of one year is equal to the actual return of Shares of that Class of the Fund during that period. The following formula describes the calculation:

                                             n
                                 ERV = P(1+T)

     Where:

               P   = a hypothetical initial investment of $1,000
               T   = average annual total return
               n   = number of years
               ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

     This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and
(ii) all recurring fees are included for applicable periods.

     Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.


     The average annual total returns for the one year period ended September 30, 1999 were as follows:



                                                       Class X        Class A         Class B        Class C
                                                       Shares          Shares          Shares        Shares
                                                       ------          ------          ------        ------
     Phoenix-Seneca Bond Fund                            3.51%          (2.41)%         (2.18)%        1.66%

     Phoenix-Seneca Growth Fund                         32.19%          25.62%          26.31%        30.20%

     Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund             33.02%          25.99%          27.05%        31.07%

     Phoenix-Seneca Real Estate Securities Fund         (6.66)%        (12.34)%        (12.06)%        8.58%



     The average annual total returns for the period from commencement of investment operations through September 30, 1999 were as follows:



                                                     Class X       Class A         Class B         Class C
                                                      Shares        Shares          Shares          Shares
                                                      ------        ------          ------          ------
     Phoenix-Seneca Bond Fund                          7.92%         (1.51)%         (1.48)%          1.56%

     Phoenix-Seneca Growth Fund                       29.42%         26.90%           6.95%           9.96%

     Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund           23.54%         21.35%           0.73%           3.87%

     Phoenix-Seneca Real Estate Securities Fund        4.33%          1.74%         (18.51)%        (15.96)%


Yield

     The 30-day yield quotation as to a Class of Shares of the Phoenix-Seneca Bond Fund and the Phoenix-Seneca Real Estate Securities Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that Class on the last day of the period, according to the following formula:

                                               6
                            YIELD = 2[(a-b + 1) -1]
                                       ---
                                       cd

     Where:

          a = dividends and interest earned during the period.
          b = net expenses accrued for the period.
          c = the average daily number of shares of the Class outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share of the Class (net asset value per share) on the last day of the period.

     The yields for the 30-day period ended September 30, 1999 were as follows:




                                                   Class X Shares   Class A Shares   Class B Shares   Class C Shares
                                                   --------------   --------------   --------------   --------------
     Phoenix-Seneca Bond Fund                            6.76%            6.22%            5.75%           5.77%

     Phoenix-Seneca Real Estate Securities Fund          5.83%            4.73%            4.20%           4.31%


     Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to each Class of each Fund. The return of a Class may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

Other Quotations, Comparisons, and General Information

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's Classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors mutual fund performance; the Lehman Brothers Government/ Corporate Index, an unmanaged index of consisting of a mixture of government and corporate bonds rated within "investment grade" categories by S&P or Moody's; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P Mid-Cap Index, an unmanaged index of common stocks; the S&P 500 Index, an unmanaged index of common stocks; the Russell 2000 Index (the "Russell 2000"), an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The performance of the Phoenix-Seneca Real Estate Securities Fund may be compared to the Wilshire Real Estate Securities Index, an unmanaged index consisting of publicly-traded REITs and real estate operating companies.

     The S&P 500 Index is an unmanaged index of 500 common stocks traded on the NYSE, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P Mid-Cap Index is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations--$300 million to $5 billion. The S&P 500 and the S&P Mid-Cap Indices are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 Index and the S&P Mid-Cap Index are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 Index are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 70% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market. The Wilshire Real Estate Securities Index is an unmanaged, market-capitalization-weighted index consisting of publicly-traded REITs and real estate operating companies. It excludes healthcare and other "special-purpose" REITs. It is rebalanced monthly and reconstituted quarterly.

     In addition, the performance of the Classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor may also be cited (if a Fund is listed in such a publication) or used for comparison, as well as performance listings and rankings from various other sources, including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

     In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds. The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more Classes of a Fund since the Fund's inception.

     In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's and Administrator's agreement to limit each Fund's operating expenses will increase investment performance.

                               ADVISORY SERVICES

Investment Adviser

     Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Phoenix-Seneca Funds (the "Trustees"). Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser for the Phoenix-Seneca Funds pursuant to an Investment Advisory Agreement. PIC's services under its Investment Advisory Agreement and PEPCO's services under its Administration Agreement with the Trust are subject to the direction of the Trustees. The Funds' Subadviser is Seneca Capital Management, LLC ("Seneca"). Its principal offices are located at 909 Montgomery Street, San Francisco, California 94133. Seneca's services under the Subadvisory Agreement are subject to the direction of both the Trustees and PIC.


     PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1999, PIC had approximately $25.7 billion in assets under management. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO" or "Equity Planning") which acts as Distributor and Financial Agent for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

     Phoenix Investment Partners, Ltd. is a publicly traded independent registered advisory firm and has served investors for over 70 years. It manages approximately $64.6 billion in assets (as of December 31, 1999) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


     Pursuant to the Investment Advisory Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees; (b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; and (c) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Subadvisory Agreement, PIC has delegated to Seneca the responsibility for making investment decisions for the Funds and selecting brokers and dealers to execute transactions for each Fund.


     Under a Subadvisory Agreement with PIC and the Trust, Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations. Seneca has approximately 40 full-time employees and acts as investment adviser or manager for approximately $9.2 billion of institutional and private investment accounts as of December 31, 1999.


     In managing the assets of the Funds, the Subadviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Subadviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Subadviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

     For its investment advisory services under the Investment Advisory Agreement, the Adviser receives a fee, payable monthly, from Phoenix-Seneca Growth Fund equal to 0.70% per annum of such Fund's average daily net assets, from Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund equal to 0.80% per annum of such Fund's average daily net assets, from Phoenix-Seneca Bond Fund equal to 0.50% per annum of such Fund's average daily net assets, and from Phoenix-Seneca Real Estate Securities Fund equal to 0.85% per annum of such Fund's average daily net assets. The Adviser pays the Subadviser a fee of 0.35% for the Phoenix-Seneca Growth Fund, 0.40% for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, 0.25% for the Phoenix-Seneca Bond Fund, and 0.425% for the Phoenix-Seneca Real Estate Securities Fund, respectively, of such Fund's average daily net assets.


     For the fiscal year ended September 30, 1999, PIC earned investment management fees of $164,083, $443,317, $142,594, and $181,649 for services to
Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1999, PIC reimbursed $99,399, $49,249, $51,919 and $63,940 for the Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively.

     For the fiscal year ended September 30, 1998, PIC and Seneca earned investment management fees of $69,747, $307,240, $100,384 and $242,177 for services to Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1998, PIC, and Seneca in its former capacity of investment adviser, reimbursed $12,142, $8,845, $36,648 and $8,695 for the Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively.


     For the fiscal year ended September 30, 1997, Seneca and the former investment manager, GMG/Seneca Capital Management, L.P. ("GMG/Seneca"), earned investment management fees of $200,056, $89,157, $34,294 and $164,147 for services rendered to Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1997, Seneca and GMG/Seneca reimbursed $5,174 for the Phoenix-Seneca Growth Fund, $135,798 for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, $126,387 for the Phoenix-Seneca Bond Fund and $16,628 for the Phoenix-Seneca Real Estate Securities Fund.

     The Adviser and the Administrator have voluntarily agreed to reimburse the Funds' operating expenses through January 31, 2001 to prevent total operating expenses from exceeding, on an annualized basis, the following:



Fund                                    Class X     Class A     Class B      Class C
----                                    -------     -------     -------      -------
       Bond Fund                          0.90%       1.15%       1.90%        1.90%

       Growth Fund                        1.25%       1.85%       2.60%        2.60%

       Mid-Cap "EDGE"(SM) Fund            1.15%       1.40%       2.15%        2.15%

       Real Estate Securities Fund        2.35%       3.05%       3.80%        3.80%


The Adviser and the Administrator may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.

     Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.


     The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect until June 30, 2000, and for successive periods of one year thereafter, but only as long as each such continuance is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days' written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.

     Gail P. Seneca, President and Trustee of the Trust, Sandra J. Monticelli, Treasurer of the Trust, Robert A. Driessen, Vice President and Assistant Secretary of the Trust, and Thomas N. Steenburg, Secretary of the Trust, are each an "affiliated person" of the Trust (as defined in the 1940 Act). Gail P. Seneca, as President, Chief Executive and Investment Officer and owner of more than 5% of the equity of Seneca, Robert A. Driessen, as Chief Compliance Officer, and Sandra J. Monticelli, as Chief Operating Officer of Seneca, are each an "affiliated person" of Seneca. Thomas N. Steenburg, as Senior Vice President of PIC is an "affiliated person" of PIC, Robert A. Driessen, as Vice President, Compliance, of PIC, is an "affiliated person" of PIC.


     In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. See also "Portfolio Brokerage."

     In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser, Subadviser and the Trust, on behalf of each Fund, have adopted restrictions on personal securities trading by personnel of the Adviser, Subadviser and their affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition on purchasing initial public offerings of securities.

     Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Funds;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to each class of shares.

     The Funds' Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

                                 THE DISTRIBUTOR

     PEPCO also acts as the Distributor for the Funds and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. PEPCO is an indirect wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser and Subadviser. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.


     For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended September 30, 1998 and 1999, purchasers of shares of the Funds paid aggregate sales charges of $14,891 and $145,925, respectively, of which the distributor received net commissions of $1,566 and $23,685 for its services, respectively, the balance being paid to dealers. For the fiscal year ended September 30, 1999, the distributor received net commissions of $16,238 for Class A Shares and deferred sales charges of $7,447 for Class B and C Shares.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the distribution plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


Dealers Consessions


     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
---------------------------------------------------------------------------------------------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administrative Services

     Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates.

  First $200 million                          .085%
  $200 million to $400 million                .05%
  $400 million to $600 million                .03%
  $600 million to $800 million                .02%
  $800 million to $1 billion                  .015%
  Greater than $1 billion                     .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Panning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For administrative services during the fiscal year ended September 30, 1999, PEPCO received $258,753.


                               DISTRIBUTION PLANS

     The Funds have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of the Funds other than Class X (the "Class A Plan," the "Class B Plan," the "Class C Plan" and collectively the "Plans"). The Plans require the Funds to pay the Distributor for furnishing shareholder services and to permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Funds.

     Pursuant to the Plans, the Funds pay the Distributor 0.25% annually of the average daily net assets of the Funds' Class A, Class B and Class C Shares for furnishing shareholder services and reimburse the Distributor monthly for actual distribution related expenses of the Distributor up to 0.75% annually of the average daily net assets of the Funds' Class B and Class C Shares. Expenditures under the Plans for sale and promotion consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds;
(v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Trust determine are reasonably calculated to result in the sale of shares of the Funds.

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     For the fiscal year ended September 30, 1999 the Funds paid Rule 12b-1 Fees in the amount of $148,159, of which the Distributor received $121,864, W.S. Griffith & Co., an affiliate, received $1,637 and unaffiliated broker-dealers received $24,658. The Rule 12b-1 payments were used for compensation to dealers, $235,030; and printing and mailing of prospectuses to other than current shareholders, $14,630. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Funds under the Class B Plan. Those expenses may be carried over and paid in future years. At September 30, 1999, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $151,199 (equal to 0.13% of the Funds' net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.


     The National Association of Securities Dealers, Inc. ("NASD"), regard certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                                 NET ASSET VALUE

     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

     Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

     In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determine that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

     For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A, Class B and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to:
Phoenix-Seneca Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Each Fund also offers one Class of Shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Tax Status."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Trust account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

Class C Shares


     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.


Class X Shares

     Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.


Class A Shares--Reduced Initial Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund");
(2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds if, in connection with the purchase or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Funds, or Phoenix-Seneca Funds trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares); or (21) investors who purchase shares through mutual fund supermarkets and other sponsors or similar strategic arrangements provided that such investors owned shares purchased through such supermarkets or strategic arrangements on July 1, 1998, and continue to own such shares.


     Combination Purchase Privilege. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares--How To Obtain Reduced Deferred Sales Charges


     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix-Seneca Fund or any other Affiliated Phoenix Fund qualified plan into a Phoenix-Seneca Fund or any other Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix-Seneca Fund may be exchanged for shares of the same Class of another Phoenix-Seneca Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the systematic exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see "Dividends, Distributions and Tax Status").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


Invest-by-Phone

     This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

By Check (Phoenix-Seneca Bond Fund Only)

     Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current prospectus for more information.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

     A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to be treated as a regulated investment company but such amount is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

     Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed, as determined under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

     Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund are treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.

     Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.

     Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If such option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

     All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

     Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

     Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

     Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

     These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

     A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of applicable tax treaties. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

     Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

     Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

     The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds are subject to any corporate excise or franchise tax in the State of Delaware, nor are they liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law.

     The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

     This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

     It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

     In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Subadviser and its affiliates in the performance their decision-making responsibilities.

     Each year, the Subadviser will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Investment Adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the Subadviser, in its capacity as the Subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadviser. Investment decisions for a Fund and for the Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the Subadviser, including accounts (such as investment limited partnerships) in which the Investment Adviser or affiliated or associated persons of the Subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.


     The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

     For the fiscal years ended September 30, 1997, 1998 and 1999, the Funds paid brokerage commissions of $212,930, $214,000, and $260,147, respectively. In the fiscal year ended September 30, 1999, no brokerage commissions were paid to the Distributor for this transaction.

                               PORTFOLIO TURNOVER


     The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located the Trust's Prospectus.


                             MANAGEMENT OF THE TRUST

     The Trustees have responsibility for management of the business of the Trust. The officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.


Trustees and Officers



     Name and Title               Address           Age          Principal Occupations During Past Five Years
     --------------               -------           ---          --------------------------------------------
Mary Ann Cusenza,**      909 Montgomery Street      42   Ms. Cusenza has been a Trustee of the Trust since
Trustee                  San Francisco, CA 94133         February 1996. She is currently a private investor. From
                                                         October 1996 to May 1998, she was Vice President and
                                                         Chief Financial Officer of Tularik Inc., a biotechnology
                                                         company. She joined Apple Computer, Inc. in 1985 and
                                                         was a Vice President and Treasurer of Apple Computer,
                                                         Inc. from 1992 until February 1996.

Harry Dalzell-Payne      330 East 39th Street       70   Mr. Dalzell-Payne has been a Trustee of the Trust since
Trustee                  Apartment 29G                   1998. He has served as a Trustee/Director of the Phoenix
                         New York, NY 10016              Funds since 1983 and of Phoenix-Aberdeen Series Fund
                                                         and Phoenix Duff & Phelps Institutional Mutual Funds
                                                         since 1996. He has also served as a Director of Duff &
                                                         Phelps Utilities Tax Free Income Inc. and Duff & Phelps
                                                         Utility and Corporate Bond Trust Inc. since 1995.
                                                         Previously, he served as Director of Farragut Mortgage
                                                         Co., Inc. from 1991 to 1994. Formerly, he was a Major
                                                         General of the British Army.

Norman W. Douglass       72 Spring Lane             66   Mr. Douglass has been a Trustee of the Trust since 1998.
Trustee                  West Hartford, CT 06107         He is a seasoned investment manager with over 38 years
                                                         of investment experience. Most recently he was
                                                         Investment Advisor at Crossroads Investment Advisors,
                                                         L.P., from 1994 to 1998. From 1967 to 1993, he was an
                                                         investment manager with Phoenix Home Life Mutual
                                                         Insurance Company, where he was head of fixed income
                                                         operations for fifteen years.

Paul E. Erdman,**        909 Montgomery Street      66   Mr. Erdman has been a Trustee of the Trust since
Trustee                  San Francisco, CA 94133         February 1996. He is an economist and novelist, and,
                                                         since 1979, has served on the Board of Advisors of The
                                                         University of Georgetown School of Foreign Service.

Melinda Ellis Evers,**   909 Montgomery Street      38   Ms. Evers has been a Trustee of the Trust since February
Trustee                  San Francisco, CA 94133         1996. She is a founder and Vice President of Ellis
                                                         Partners, Inc., a real estate investment firm, established in 1993.

Paul B. Fay, Jr.         909 Montgomery Street      80   Mr. Fay has been a Trustee of the Trust since 1999. He
Trustee                  San Francisco, CA 94133         is President of the Fay Improvement Company (since
                                                         1975). He has been a Director of First American
                                                         Financial Corporation since 1969, Vestaur Securities,
                                                         Inc. since 1972 and Compensation Resource Group,
                                                         Inc., since 1985. Mr. Fay has serves as a Trustee of the
                                                         Odell Foundation for the past 25 years.

     Name and Title              Address           Age         Principal Occupations During Past Five Years
     --------------              -------           ---         --------------------------------------------
Philip R. McLoughlin    56 Prospect Street         53   He also holds or has held the following positions:
Trustee                 Hartford, CT 06115              Chairman (1997-present), Director (1995-present), Vice
                                                        Chairman (1995-1997) and Chief Executive Officer
                                                        (1995-present), Phoenix Investment Partners, Ltd.
                                                        Director (1994-present) and Executive Vice President,
                                                        Investments (1988-present), Phoenix Home Life Mutual
                                                        Insurance Company. Director/Trustee and President,
                                                        Phoenix Funds (1989-present). Trustee and President,
                                                        Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                        Phelps Institutional Mutual Funds (1996-present).
                                                        Director, Duff & Phelps Utilties Tax-Free Income Inc.
                                                        (1995-present) and Duff & Phelps Utility and Corporate
                                                        Bond Trust Inc. (1995-present). Director (1983-present)
                                                        and Chairman (1995-present), Phoenix Investment
                                                        Counsel, Inc. Director (1984-present) and President
                                                        (1990-present), Phoenix Equity Planning Corporation.
                                                        Director, Phoenix Realty Group, Inc. (1994-present),
                                                        Phoenix Realty Advisors, Inc. (1987-present), Phoenix
                                                        Realty Investors, Inc. (1994-present), Phoenix Realty
                                                        Securities, Inc. (1994-present), PXRE Corporation
                                                        (Delaware) (1985-present), and World Trust Fund
                                                        (1991-present). Director and Executive Vice President,
                                                        Phoenix Life and Annuity Company (1996-present).
                                                        Director and Executive Vice President, PHL Variable
                                                        Insurance Company (1995-present). Director, Phoenix
                                                        Charter Oak Trust Company (1996-present). Director
                                                        and Vice President, PM Holdings, Inc. (1985-present).
                                                        Director (1992-present) and President (1992-1994),
                                                        W.S. Griffith & Co., Inc. Director, PHL Associates, Inc.
                                                        (1995-present).

Gail P. Seneca,*        909 Montgomery Street      46   Ms. Seneca has been President and a Trustee of the Trust
President and Trustee   San Francisco, CA 94133         since February 1996. Since January 1998, she has
                                                        served as Vice President of National Securities &
                                                        Research Corporation, an affiliate of PIC and PEPCO.
                                                        Since July 1, 1996, she has been President and Chief
                                                        Executive and Investment Officer of Seneca. Since
                                                        November 1989, she has been Chief Executive and
                                                        Investment Officer and a managing general partner of
                                                        GMG/Seneca.

Robert A. Driessen      56 Prospect Street         52   Mr. Driessen has been Vice President and Assistant
Vice President          Hartford, CT 06115              Secretary of the Trust since 1999. He also holds or has
                                                        held the following positions: Vice President,
                                                        Compliance, Phoenix Investment Partners, Ltd. (since
                                                        1999); Vice President, Phoenix Funds, Phoenix-
                                                        Aberdeen Series Fund, Phoenix-Duff & Phelps
                                                        Institutional Mutual Funds (since 1999); Vice President,
                                                        Risk Management Liaison, Bank of America (1996-
                                                        1999); Vice President, Securities Compliance, The
                                                        Prudential Insurance Company of America (1993-
                                                        1996); Branch Chief/Financial Analyst, Securities and
                                                        Exchange Commission, Division of Investment
                                                        Management (1972-1993).

     Name and Title               Address           Age          Principal Occupations During Past Five Years
     --------------               -------           ---          --------------------------------------------
Sandra J. Monticelli,*   909 Montgomery Street      40   Ms. Monticelli has been Treasurer of the Trust since
Treasurer                San Francisco, CA 94133         February 1996. She also served as a Trustee of the Trust
                                                         from February 1996 to February 1998. From September
                                                         1994 to present, she has been Chief Administrative
                                                         Officer of GMG/Seneca, and, since July 1, 1996, Chief
                                                         Operating Officer of Seneca. From 1989 to 1994, she was
                                                         Director of Finance for the San Francisco Newspaper
                                                         Agency.

Thomas N. Steenburg,*    55 East Monroe Street      50   Mr. Steenburg has been Secretary of the Trust since March,
Secretary                Chicago, IL 60603               1998. He also holds or has held the following positions:
                                                         Senior Vice President (since 1999), Vice President and
                                                         Counsel (1995-1999) of Phoenix Investment Partners, Ltd;
                                                         Chairman and Chief Executive Officer (2000-present),
                                                         Executive Vice President (1999), Vice President and
                                                         Counsel (1996-1999), Duff & Phelps Investment
                                                         Management Co.; Secretary (since 1997), General Counsel
                                                         and Compliance Officer (1997-1999) of Seneca; Vice
                                                         President, Secretary and Counsel of PIC, National
                                                         Securities & Research Corporation since 1995, PEPCO
                                                         since November 1995, and Roger Engemann & Associates,
                                                         Inc. since March 1998; Vice President--Compliance of
                                                         Phoenix-Aberdeen International Advisers, LLC since May
                                                         1996; Assistant Secretary, Phoenix Funds since November
                                                         1995, Phoenix Duff & Phelps Institutional Mutual Funds
                                                         since February 1996 and Phoenix-Aberdeen Series Fund
                                                         since August 1996; and Counsel, Phoenix Home Life
                                                         Mutual Insurance Company from October 1991 through
                                                         November 1995.


     ---------------

 * "Interested persons" within the meaning of the 1940 Act.

** Member of the Trust's Audit Committee.

Compensation of Trustees and Officers

     The Funds pay no compensation to its officers or Trustees affiliated with the Adviser or Subadviser. Each Trustee of the Trust who is not an "interested person" of the Trust ("Independent Trustee") receives a quarterly retainer of $2,500 and a fee of $2,500 for each regular, quarterly meeting of the Board of Trustees attended and is reimbursed for expenses incurred in connection with such attendance.

The following table sets forth the compensation paid to the Trustees during the fiscal year ended September 30, 1999.




                                                                         Total
                                                  Pension or          Compensation
                             Aggregate       Retirement Benefits     from Trust and
                           Compensation        Accrued as Part        Fund Complex
    Name of Trustee       from the Trust     of Trust's Expenses       (14 Funds)
----------------------   ----------------   ---------------------   ---------------
Gail P. Seneca                $     0                --                 $     0
Mary Ann Cusenza              $20,000                --                 $20,000
Harry Dalzell-Payne           $20,000                --                 $73,750
Norman W. Douglass            $20,000                --                 $20,000
Melinda Ellis Evers           $20,000                --                 $20,000
Paul E. Erdman                $20,000                --                 $20,000
Paul B. Fay, Jr.              $ 5,000                --                 $ 5,000
Philip R. McLoughlin          $     0                --                 $     0

     For services to the Funds and expenses during the last fiscal year, the Trustees received an aggregate of $105,000.


     Officers and Trustees of the Trust who are also principals in and employees of PIC or Seneca may receive indirect compensation by reason of investment advisory fees paid by the Trust to PIC in its capacity as the Adviser.

Principal Shareholders


     The following table sets forth information as of January 14, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:



Name of                                                   Name of                       Number of         Percent
Shareholder                                            Fund and Class                   Shares(1)         of Class
-----------                                            --------------                   ---------         --------
Bank of New York Cust FBO                 Growth Fund Class A Shares                    502,978.2910        27.70%
 Amer Fed of Mus & Employer Pen Fund -
 Amivest Corp Dis Inv Mngr
 1 Wall St., Fl. 2
 New York, NY 10005-2501

Bank of New York Cust Annuity FU of       Growth Fund Class A Shares                    139,463.4060         7.68%
 Local One IATSE
 Amivest Corp. Disc Invt Mgr 717
 Master Tr/Cust Dept
 ATTN: W. Biempi
 1 Wall St., 7th Flr.
 New York, NY 10005-2500

BT Alex Brown, Inc.                       Mid-Cap "EDGE"(SM) Class X Shares               80,500.9900        13.05%
 FBO 761-00796-21
 P.O. Box 1346
 Baltimore, MD 21203-1346

BT Alex Brown, Inc.                       Real Estate Securities Class X Shares         102,436.1910         6.49%
 FBO 761-00939-11
 P.O. Box 1346
 Baltimore, MD 21203-1346

BT Alex Brown, Inc.                       Real Estate Securities Class X Shares          82,238.7750         5.40%
 FBO 761-00591-10
 P.O. Box 1346
 Baltimore, MD 21203-1346

DB Alex Brown, LLC                        Bond Fund Class X Shares                      175,742.0870         5.11%
 FBO 761-01048-17
 P.O. Box 1346
 Baltimore, MD 21203-1346

Name of                                                          Name of                       Number of       Percent
Shareholder                                                   Fund and Class                   Shares(1)       of Class
-----------                                                   --------------                   ---------       --------
Donaldson Lufkin Jenrette Securities             Bond Fund Class A Shares                      16,688.3250       5.17%
Corp., Inc.                                      Bond Fund Class C Shares                       7,099.7910       6.26%
 P.O. Box 2052                                   Mid-Cap "EDGE"(SM) Fund Class B Shares        25,224.6510      17.18%
 Jersey City, NJ 07303-2052                      Real Estate Securities Class C Shares          3,561.0290      16.54%

First National Bank of Onaga Cus'                Real Estate Securities Class A Shares         12,842.3990      13.04%
 FBO Darrell D Vore IRA
 P.O. Box 420
 301 Leonard St. P.O. Box 420
 Onaga, KS 66521-420

MLPF&S for the sole benefit of its customers     Bond Fund Class B Shares                      13,561.1790       5.20%
 ATTN: Fund Administration                       Bond Fund Class C Shares                       6,089.7610       5.37%
 4800 Deer Lake Dr., E., 3rd Flr.                Growth Fund Class B Shares                    47,952.0620      13.20%
 Jacksonville, FL 32246-6484                     Growth Fund Class C Shares                    26,725.9680       8.76%
                                                 Mid-Cap "EDGE"(SM) Class A Shares            253,588.0310      35.84%
                                                 Mid-Cap "EDGE"(SM) Class B Shares             28,682.8550      19.47%
                                                 Mid-Cap "EDGE"(SM) Class C Shares             61,192.7220      39.44%

Susan R. Mintz                                   Real Estate Securities Class A Shares         19,123.5930      19.41%
 3000 Saint Charles Ave., Apt. 415
 New Orleans, LA 70115-4473

NFSC FEBO #APW-777242                            Bond Fund Class C Shares                       9,100.1920       8.02%
 John S. Hinmon
 Harriet H. Hinmon
 P.O. Box 838
 Edwards, CO 81632-0838

NFSC FEBO #179-684260                            Growth Fund Class A Shares                    99,983.2440       5.51%
 Amalg Bank of NY Cust
 UFCW LCL 50 Pension Plan
 Amivest Corp. Disc. Invt. Mngr.
 11-15 Union Sq.
 New York, NY 10459-2792

Pacific Bank Cust                                Real Estate Securities Class X Shares        355,714.6580      22.55%
 Blair Walker Stratford, TTEE
 Blair Walker Stratford 1994 Family Trust
 ATTN: Ginger Bradley
 100 Montgomery St.
 San Francisco, CA 94104-4397

Pacific Bank Cust                                Real Estate Securities Class X Shares        316,903.8560      20.09%
 Walker Security Investments, LLC
 ATTN: Ginger Bradley
 100 Montgomery St.
 San Francisco, CA 94104-4397

PaineWebber for the Benefit of                   Bond Fund Class C Shares                      34,285.6520      30.23%
 Youth Tennis Foundation of
 North California
 Pier 23
 San Francisco, CA 94111-1136

Name of                                                      Name of                        Number of        Percent
Shareholder                                               Fund and Class                    Shares(1)        of Class
-----------                                               --------------                    ---------        --------
Phoenix Equity Planning Corp.                Bond Fund Class C Shares                        10,253.9320       9.04%
 ATTN: Corporate Accounting Dept.            Real Estate Securities Class B Shares            8,621.1660      65.35%
 c/o Gene Charon, Controller                 Real Estate Securities Class C Shares            8,621.5660      40.05%
 100 Bright Meadow Blvd.
 Enfield, CT 06082-1957

Phoenix Home Life                            Bond Fund Class X Shares                     1,568,253.7770      45.64%
 ATTN: Pam Levesque
 56 Prospect St.
 Hartford, CT 06103-2818

Resources Trust Company TTEE                 Real Estate Securities Class C Shares            3,838.8780      17.83%
 FBO Harvey H. Bohman IRA
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Real Estate Securities Class C Shares            2,128.3370       9.89%
 FBO Fred O'Dell IRA
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Real Estate Securities Class C Shares            1,748.0990       8.12%
 FBO Bertha Vasquez IRA
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Real Estate Securities Class C Shares            1,429.7080       6.64%
 FBO Gail B. Nestlerode IRA
 P.O. Box 5900
 Denver, CO 80217-5900

Charles Schwab & Co., Inc.                   Bond Fund Class X Shares                       343,557.6220      10.00%
 Reinvest Account                            Growth Fund Class X Shares                     115,629.0890       6.35%
 ATTN: Mutual Fund Dept.                     Mid-Cap "EDGE"(SM) Class X Shares               45,820.7970       7.43%
 101 Montgomery St.
 San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.                   Mid-Cap "EDGE"(SM) Class A Shares               45,646.4100       6.45%
 Special Custody Acct. for the Exclusive     Real Estate Securities Class A Shares           25,109.2880      25.49%
 Benefit of our Customers
 ATTN: Mutual Fund Operations
 101 Montgomery St.
 San Francisco, CA 94104-4122

State Street Bank & Trust Co.                Bond Fund Class A Shares                        33,406.8290      10.34%
 Custodian for the IRA rollover of
 Eugene J. Glaser
 784 Park Ave #15C
 New York, NY 10021-3553

State Street Bank & Trust Co.                Bond Fund Class B Shares                        36,182.5320      13.87%
 Custodian for the IRA of
 Harold C. Patterson
 6298 Breckenridge Road
 Lake Worth, FL 33467-6821

State Street Bank & Trust Co.                Real Estate Securities Class A Shares            7,010.7160       7.12%
 Custodian for the IRA of
 Nancy W. Silberman
 270 Euclid Ave.
 Winnetka, IL 60093-3605

Name of                                               Name of                 Number of         Percent
Shareholder                                       Fund and Class              Shares(1)         of Class
-----------                                       --------------              ---------         --------
Robert A. Swanson, TTEE                    Growth Fund Class X Shares         188,040.2390        10.33%
 Robert A. Swanson Charitable Remainder
 Trust
 c/o K & E Management Ltd.
 400 S. El Camino Real, Ste. 1289
 San Mateo, CA 94402-1704

Robert A. Swanson Tr                       Growth Fund Class X Shares          92,070.8660         5.06%
 1993 Annuity Trust
 C/O K & E Management LTD
 400 S FL Camino Real Estate 1288
 San Mateo, CA 94402-1703



     As of January 14, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the Funds outstanding shares.


                                OTHER INFORMATION

Capital Stock and Organization

     As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated December 18, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated December 18, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

     To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

     The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

     Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds. As of the date of this Statement of Additional Information, the Trustees have not determined to establish another series of shares in the Trust.

     Pursuant to the Declaration of Trust, the Trustees may establish and issue multiple Classes of Shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of four Classes of Shares for each series, designated Class X, Class A, Class B and Class C Shares.

     Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Trustees do not have any plan to authorize any Fund to so invest its assets.

     "Phoenix-Seneca Funds" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.

Custodian

     The Custodian for the Trust is Investors Fiduciary Trust Company at 801 Pennsylvania Street, Kansas City, Missouri, 64105. In this capacity, the Custodian holds the assets of the Trust.

Transfer Agent

     Phoenix Equity Planning Corporation acts as transfer agent for the Trust and may enter into agreements with subagents to perform certain functions including: processing purchases, transfers and redemptions of shares; dividend disbursing agent; maintaining records and handling correspondence with respect to shareholder accounts. PEPCO has retained State Street as subagent and PEPCO will pay State Street's fee.

Independent Accountants


     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the independent accountants for the Trust. Professional services performed by PricewaterhouseCoopers LLP include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Trustees.


Financial Statements


     The Funds' financial statements for the fiscal years ended September 30, 1999 included in the Funds' 1999 Annual Report are incorporated herein by reference.

                                    APPENDIX

                       DESCRIPTION OF CERTAIN BOND RATINGS

Moody's Investors Service, Inc.

     Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

     Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor's Corporation

     AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

     The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

     Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

     Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

     Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

     Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

Phoenix Investment Partners

                                       APRIL 30, 1999

ANNUAL REPORT

                                       Phoenix
                                       Small Cap Fund

                                       Phoenix Strategic
                                       Theme Fund

                                       Phoenix Equity
                                       Opportunities Fund

[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund for the 12 months ended April 30, 1999.

  The last 12 months marked another period of wide disparity in performance of large-capitalization stocks versus small-capitalization stocks and growth-oriented investment styles versus value investing. For example, the Russell 1000 Growth Index(1) was up 26.5%, while the Russell 1000 Value Index(2) only gained 14.1% for the period. In contrast, the small-company Russell 2000 Growth Index(3) fell (3.8)% compared with a decline of (15.3)% for the Russell 2000 Value Index(4).

  Given this difficult environment, we are pleased to report that the Phoenix Strategic Theme Fund outperformed the S&P 500 Index(5), the Phoenix Equity Opportunities Fund outperformed the Russell 2000 Growth Index and the Phoenix Small Cap Fund outperformed the Russell 2000 Index(6). We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, each of the Funds' portfolio management teams discuss market factors that affected the portfolio and share their outlooks for the next six to 12 months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 1999

(1) THE RUSSELL 1000 GROWTH INDEX IS A MEASURE OF LARGE-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(2) THE RUSSELL 1000 VALUE INDEX IS A MEASURE OF LARGE-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(4) THE RUSSELL 2000 VALUE INDEX IS A MEASURE OF SMALL-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(5) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(6) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix Small Cap Fund....................................................     3
Phoenix Strategic Theme Fund..............................................    11
Phoenix Equity Opportunities Fund.........................................    20
Notes to Financial Statements.............................................    27

PHOENIX SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for long-term investors seeking above-average capital appreciation through investments in small-capitalization stocks. Investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares of the Fund were down (5.66)% and Class B shares were down (6.39)%. This compares with the Russell 2000 Index(1), which decreased (9.25)% and the S&P 600 SmallCap Index(2), which declined (14.30)% over this same time period. The Russell 2000 Growth Index(3) fell (3.77)% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT HAS CHANGED SINCE THE LAST TIME YOU WROTE TO US AT THE END OF OCTOBER?

A: At that time we had just begun to see the recovery of the market after the Fed cut interest rates in response to a fragile global economy. In essence, this move towards stabilization worked, and equity markets have continued to climb since last October. More importantly, small-cap stocks are becoming bigger participants in the bull market. For example, over the past six months, the Fund's Class A shares have returned 18.49% compared to 15.16% for the Russell 2000 Index and 9.03% for the S&P 600 SmallCap Index.

Q: WHAT ARE OF SOME OF THE POSITIVES THAT HAVE HELPED THE FUND?

A: With the domestic economy continuing to perform better than expected, the Fund's retail holdings have done particularly well. Some of our top holdings in this sector include Claire's and Cost Plus. Financials were one of the hardest hit industries during last summer's selloff. The Fund took this opportunity to increase its holdings in this area. In fact, the Fund's largest holding, Metris, a small issuer of credit cards, was among the top performers over the last six months.

Q: PLEASE DISCUSS SOME STOCKS THAT DID NOT PERFORM WELL.

A: The Fund's worst performing holding was Curative Health Services. The company was plagued by a slowdown in its core business and was the subject of a whistleblower suit brought by the federal government. Although the company steadfastly maintains its innocence, investors sold the stock given the uncertainty of the situation. CKR Restaurants was another poor performer as the company was having difficulties with their Hardee's division. With the company solidly profitable and management's commitment to get Hardee's back on track, we increased our position.

(1) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION TOTAL RETURN PERFORMANCE.
(2) THE S&P 600 SMALLCAP INDEX IS A MEASURE OF SMALL-CAP STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

A: As we mentioned earlier, small-cap performance has improved somewhat since the Fed lowered interest rates back in October. However, they have still had a difficult time keeping up with the large-cap segment of the market. Several things have changed over the past several months, which we believe will help small stocks outperform. First, despite fears that the U.S. economy would slow in 1999, the economy has in fact remained robust. As investors gain confidence that the economy is likely to remain healthy, we expect the market to broaden out and not focus on only the largest companies. Over the past three months, we have seen this begin to happen. Second, for a long time we have argued that small-cap stocks are cheap, yet no serious buyers emerged. This has changed recently as well, as large corporations have recognized the value in the small-cap sector and have begun to acquire many small companies. Over the past six months, larger companies acquired three of the Fund's holdings at premium prices. As a result, we believe that these corporate buyers have set a floor for valuations on small-cap companies. Given these elements, we are optimistic that small caps are a very attractive asset class and should begin to close the valuation gap relative to large-cap stocks.

                                                                    MAY 20, 1999

Phoenix Small Cap Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                           INCEPTION     INCEPTION
                                1 YEAR    TO 4/30/99       DATE
                                -------   -----------   -----------
Class A Shares at NAV(2)          (5.66)%     22.24%       10/16/95
Class A Shares at POP(3)         (10.14)      20.57        10/16/95
Class B Shares at NAV(2)          (6.39)      21.32        10/16/95
Class B Shares with CDSC(4)       (9.84)      20.98        10/16/95
Russell 2000 Growth Index(6)      (3.77)      10.75        10/16/95
Russell 2000 Index(7)             (9.25)      12.18        10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.

(7) The Russell 2000 Index is a measure of small-capitalization total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PHOENIX SMALL CAP FUND CLASS A(1)     PHOENIX SMALL CAP FUND CLASS B(5)     RUSSELL 2000 GROWTH INDEX(6)
10/16/95                               $9,525.00                            $10,000.00                      $10,000.00
04/30/96                              $15,950.41                            $16,680.00                      $12,004.61
04/30/97                              $13,489.29                            $14,006.97                      $10,378.68
04/30/98                              $20,548.02                            $21,173.57                      $14,914.21
04/30/99                              $19,384.81                            $19,625.02                      $14,351.41

            RUSSELL 2000 INDEX(7)
10/16/95                $10,000.00
04/30/96                $11,616.78
04/30/97                $11,622.64
04/30/98                $16,550.84
04/30/99                $15,019.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                  29%
Consumer Cyclicals           28
Consumer Staples             18
Financials                   12
Health Care                   4
Capital Goods                 3
Energy                        3
Other                         3

                       See Notes to Financial Statements                       5

Phoenix Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Metris Companies, Inc.                                         5.2%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    2.  Claire's Stores, Inc.                                          5.1%
        SPECIALTY TEEN RETAILER
    3.  Cheesecake Factory, Inc. (The)                                 4.5%
        RESTAURANT CHAIN
    4.  Whole Foods Market, Inc.                                       3.9%
        NATURAL FOODS RETAILER
    5.  Cost Plus, Inc.                                                3.6%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING
        PRODUCTS
    6.  99 Cents Only Stores                                           3.6%
        GENERAL MERCHANDISE RETAILER
    7.  Abacus Direct Corp.                                            2.9%
        PROVIDES MARKET RESEARCH SERVICES TO THE DIRECT-MAIL INDUSTRY
    8.  Encal Energy Ltd. (Canada)                                     2.8%
        INTERMEDIATE OIL AND GAS EXPLORER
    9.  CKE Restaurants, Inc.                                          2.7%
        OPERATES, FRANCHISES AND LICENSES QUICK-SERVICE RESTAURANTS
   10.  Fastenal Co.                                                   2.6%
        INDUSTRIAL FASTENER DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 1999

                                             SHARES        VALUE
                                           ----------   ------------
COMMON STOCKS--94.8%
AIR FREIGHT--1.3%
Expeditors International of
Washington, Inc...............                 45,000   $  2,728,125
BIOTECHNOLOGY--1.9%
Biomatrix, Inc.(b)............                 80,000      2,635,000
Coulter Pharmaceutical,
Inc.(b).......................                 72,000      1,449,000
                                                        ------------
                                                           4,084,000
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.8%
Metro Networks, Inc.(b).......                 86,000      3,870,000
COMMUNICATIONS EQUIPMENT--0.9%
Ortel Corp.(b)................                275,000      1,856,250
COMPUTERS (SOFTWARE & SERVICES)--15.5%
Abacus Direct Corp.(b)........                 83,000      6,142,000
Broadcast.com, Inc.(b)........                 28,200      3,616,650
Concentric Network Corp.(b)...                 32,000      2,672,000
EarthLink Network, Inc.(b)....                 32,000      2,206,000
Inktomi Corp.(b)..............                  6,400        766,400
International Network
Services(b)...................                 42,000      1,596,000
Legato Systems, Inc.(b).......                 89,700      3,627,244
Network Solutions, Inc.(b)....                 46,000      3,576,500
New Era of Networks,
Inc.(b).......................                 78,000      2,929,875
Peregrine Systems, Inc.(b)....                146,000      3,285,000
Verio, Inc.(b)................                 30,000      2,130,000
                                                        ------------
                                                          32,547,669
                                                        ------------
CONSUMER FINANCE--5.2%
Metris Companies, Inc.........                180,000     11,002,500
DISTRIBUTORS (FOOD & HEALTH)--3.2%
Schein (Henry), Inc.(b).......                150,000      3,928,125

                                             SHARES        VALUE
                                           ----------   ------------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Smart & Final, Inc............                275,000   $  2,767,187
                                                        ------------
                                                           6,695,312
                                                        ------------
ELECTRICAL EQUIPMENT--3.3%
Advanced Energy Industries,
Inc.(b).......................                103,000      2,851,812
Flextronics International
Ltd.(b).......................                 90,000      4,201,875
                                                        ------------
                                                           7,053,687
                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)....                 85,000      1,136,875
ELECTRONICS (SEMICONDUCTORS)--8.1%
Applied Micro Circuits
Corp.(b)......................                 87,500      4,664,844
Conexant Systems, Inc.(b).....                 93,000      3,789,750
Micrel, Inc.(b)...............                 77,000      4,533,375
Vitesse Semiconductor
Corp.(b)......................                 90,000      4,168,125
                                                        ------------
                                                          17,156,094
                                                        ------------
ENTERTAINMENT--1.3%
Carmike Cinemas, Inc.(b)......                125,000      2,695,312
FINANCIAL (DIVERSIFIED)--1.7%
Federal Agricultural Mortgage
Corp. Class C(b)..............                 62,000      3,530,125
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--3.1%
Championship Auto Racing
Teams, Inc.(b)................                 70,000      2,156,875
International Speedway Corp.
Class A.......................                 85,000      4,377,500
                                                        ------------
                                                           6,534,375
                                                        ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.2%
Inhale Therapeutic Systems,
Inc.(b).......................                 90,000      2,587,500

6                      See Notes to Financial Statements

Phoenix Small Cap Fund

                                             SHARES        VALUE
                                           ----------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Omnicare, Inc.................                 35,000   $    842,187
INVESTMENT BANKING/BROKERAGE--2.9%
Ameritrade Holding Corp. Class
A(b)..........................                 26,000      3,472,625
Investment Technology Group,
Inc...........................                 45,000      1,558,125
Jefferies Group, Inc.(b)......                 45,000      1,029,375
                                                        ------------
                                                           6,060,125
                                                        ------------
INVESTMENT MANAGEMENT--1.8%
Gabelli Asset Management,
Inc.(b).......................                245,000      3,690,312
RESTAURANTS--7.2%
CKE Restaurants, Inc..........                346,500      5,673,938
Cheesecake Factory, Inc.
(The)(b)......................                340,000      9,520,000
                                                        ------------
                                                          15,193,938
                                                        ------------
RETAIL (BUILDING SUPPLIES)--2.6%
Fastenal Co...................                115,000      5,491,250
RETAIL (DISCOUNTERS)--3.6%
99 Cents Only Stores(b).......                160,775      7,576,522
RETAIL (FOOD CHAINS)--3.9%
Whole Foods Market, Inc.(b)...                211,000      8,229,000
RETAIL (SPECIALTY)--15.1%
Claire's Stores, Inc..........                323,000     10,699,375
Cost Plus, Inc.(b)............                217,500      7,666,875
Lithia Motors, Inc. Class
A(b)..........................                150,000      2,821,875
Restoration Hardware,
Inc.(b).......................                331,500      5,179,688
Sonic Automotive, Inc.(b).....                363,500      5,384,344
                                                        ------------
                                                          31,752,157
                                                        ------------
SERVICES (ADVERTISING/MARKETING)--1.0%
DoubleClick, Inc.(b)..........                 15,000      2,097,188
SERVICES (COMMERCIAL & CONSUMER)--2.6%
Corporate Executive Board Co.
(The)(b)......................                 90,000      2,531,250
NCO Group, Inc.(b)............                 92,000      3,001,500
                                                        ------------
                                                           5,532,750
                                                        ------------
SERVICES (COMPUTER SYSTEMS)--2.3%
Whittman-Hart, Inc.(b)........                170,000      4,802,500
SHIPPING--0.5%
Dril-Quip, Inc.(b)............                 40,800        994,500
TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
WinStar Communications,
Inc.(b).......................                 82,000      3,987,250

                                             SHARES        VALUE
                                           ----------   ------------
TEXTILES (APPAREL)--0.0%
Boss Holdings, Inc.(b)........                  2,915   $      5,830
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $166,487,940)                           199,733,333
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--4.2%
COMMUNICATIONS EQUIPMENT--0.7%
Research in Motion Ltd.
(Canada)(b)...................                120,000      1,454,360
COMPUTERS (SOFTWARE & SERVICES)--0.7%
Fundtech Ltd. (Israel)(b).....                 40,000      1,377,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.8%
Encal Energy Ltd.
(Canada)(b)...................              1,200,000      5,850,403
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,131,840)                               8,682,263
- --------------------------------------------------------------------
PREFERRED STOCKS--0.7%
COMPUTERS (NETWORKING)--0.7%
Women.com(b)..................                455,930      1,500,010
- --------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,500,010)                               1,500,010
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $175,119,790)                           209,915,606
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)
                                ------------   ------
SHORT-TERM OBLIGATIONS--0.3%
COMMERCIAL PAPER--0.3%
AT&T Corp. 4.93%, 5/3/99......      A-1+        $655           654,821
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $654,821)                                     654,821
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $175,774,611)                             210,570,427(a)
Cash and receivables, less liabilities--0.0%                    91,619
                                                        --------------
NET ASSETS--100.0%                                      $  210,662,046
                                                        --------------
                                                        --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,935,813 and gross depreciation of $12,573,213 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $177,207,827.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $175,774,611)                              $  210,570,427
Cash                                                               1,633,960
Receivables
  Fund shares sold                                                 2,571,950
Prepaid expenses                                                       5,897
                                                              --------------
    Total assets                                                 214,782,234
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,999,401
  Fund shares repurchased                                            625,938
  Transfer agent fee                                                 126,946
  Investment advisory fee                                            129,850
  Distribution fee                                                    98,494
  Financial agent fee                                                 15,033
  Trustees' fee                                                        4,110
Accrued expenses                                                     120,416
                                                              --------------
    Total liabilities                                              4,120,188
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  201,175,766
Accumulated net realized loss                                    (25,309,536)
Net unrealized appreciation                                       34,795,816
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $121,313,331)                                        7,709,289
Net asset value per share                                             $15.74
Offering price per share $15.74/(1-4.75%)                             $16.52
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $89,348,715)                                         5,854,781
Net asset value and offering price per share                          $15.26

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $      971,501
Dividends                                                            315,605
Foreign taxes withheld                                                (9,053)
                                                              --------------
    Total investment income                                        1,278,053
                                                              --------------
EXPENSES
Investment advisory fee                                            1,885,586
Distribution fee, Class A                                            360,521
Distribution fee, Class B                                          1,072,031
Financial agent                                                      205,062
Transfer agent                                                       689,371
Printing                                                             126,487
Registration                                                          38,237
Professional                                                          36,547
Custodian                                                             34,415
Trustees                                                              16,507
Miscellaneous                                                         13,580
                                                              --------------
    Total expenses                                                 4,478,344
    Custodian fees paid indirectly                                   (10,392)
                                                              --------------
    Net expenses                                                   4,467,952
                                                              --------------
NET INVESTMENT LOSS                                               (3,189,899)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (24,980,470)
Net realized loss on foreign currency transactions                    (3,310)
Net change in unrealized appreciation (depreciation) on
  investments                                                      6,208,917
                                                              --------------
NET LOSS ON INVESTMENTS                                          (18,774,863)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (21,964,762)
                                                              --------------
                                                              --------------

8                      See Notes to Financial Statements

Phoenix Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             4/30/99          4/30/98
                                          --------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   (3,189,899)  $  (2,593,774)
  Net realized gain (loss)                   (24,983,780)     99,577,404
  Net change in unrealized appreciation
    (depreciation)                             6,208,917      30,589,425
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                (21,964,762)    127,573,055
                                          --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (5,773,229)    (35,702,853)
  Net realized gains, Class B                 (4,219,826)    (26,132,919)
                                          --------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (9,993,055)    (61,835,772)
                                          --------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (18,013,110 and 5,292,562 shares,
    respectively)                            273,064,204      91,738,490
  Net asset value of shares issued from
    reinvestment of distributions
    (360,829 and 2,365,346 shares,
    respectively)                              5,383,573      34,439,436
  Cost of shares repurchased (22,385,155
    and 6,909,942 shares, respectively)     (343,459,404)   (119,890,542)
                                          --------------   -------------
Total                                        (65,011,627)      6,287,384
                                          --------------   -------------
CLASS B
  Proceeds from sales of shares (987,925
    and 1,984,492 shares, respectively)       14,507,598      35,124,815
  Net asset value of shares issued from
    reinvestment of distributions
    (243,730 and 1,737,551 shares,
    respectively)                              3,536,528      24,812,223
  Cost of shares repurchased (4,075,435
    and 2,007,557 shares, respectively)      (61,757,518)    (33,352,450)
                                          --------------   -------------
Total                                        (43,713,392)     26,584,588
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (108,725,019)     32,871,972
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (140,682,836)     98,609,255
NET ASSETS
  Beginning of period                        351,344,882     252,735,627
                                          --------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $  210,662,046   $ 351,344,882
                                          --------------   -------------
                                          --------------   -------------

                       See Notes to Financial Statements                       9

Phoenix Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS A
                                       -----------------------------------------------------------
                                                YEAR ENDED APRIL 30                 FROM INCEPTION
                                       --------------------------------------        10/16/95 TO
                                           1999           1998           1997          4/30/96
Net asset value, beginning of period   $  17.37       $  14.13       $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            (0.14)(5)      (0.08)(5)      (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain
    (loss)                                (0.88)          6.80          (2.53)         6.79
                                       --------       --------       --------         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                        (1.02)          6.72          (2.58)         6.75
                                       --------       --------       --------         -----
LESS DISTRIBUTIONS
  Dividends from net realized gains       (0.61)         (3.48)         (0.02)           --
  In excess of net investment income         --             --             --         (0.01)
  In excess of net realized gains            --             --          (0.01)           --
                                       --------       --------       --------         -----
      TOTAL DISTRIBUTIONS                 (0.61)         (3.48)         (0.03)        (0.01)
                                       --------       --------       --------         -----
Change in net asset value                 (1.63)          3.24          (2.61)         6.74
                                       --------       --------       --------         -----
NET ASSET VALUE, END OF PERIOD         $  15.74       $  17.37       $  14.13       $ 16.74
                                       --------       --------       --------         -----
                                       --------       --------       --------         -----
Total return(2)                           (5.66)%        52.33%        (15.43)%       67.48%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $121,313       $203,560       $155,089       $98,372
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                       1.46%(6)       1.31%          1.37%         1.50%(3)
  Net investment income (loss)            (0.95)%        (0.48)%        (0.28)%       (0.53)%(3)
Portfolio turnover                          276%           498%           325%          103%(4)

                                                             CLASS B
                                       ---------------------------------------------------
                                                                                    FROM
                                                                                  INCEPTION
                                               YEAR ENDED APRIL 30                10/16/95
                                       ------------------------------------          TO
                                          1999           1998          1997       4/30/96
Net asset value, beginning of period   $ 16.99       $  13.98       $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.25)(5)      (0.21)(5)     (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain
    (loss)                               (0.87)          6.70         (2.50)         6.77
                                       -------       --------       -------       --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (1.12)          6.49         (2.67)         6.68
                                       -------       --------       -------       --------
LESS DISTRIBUTIONS
  Dividends from net realized gains      (0.61)         (3.48)        (0.02)           --
  In excess of net realized gains           --             --         (0.01)           --
                                       -------       --------       -------       --------
      TOTAL DISTRIBUTIONS                (0.61)         (3.48)        (0.03)           --
                                       -------       --------       -------       --------
Change in net asset value                (1.73)          3.01         (2.70)         6.68
                                       -------       --------       -------       --------
NET ASSET VALUE, END OF PERIOD         $ 15.26       $  16.99       $ 13.98       $ 16.68
                                       -------       --------       -------       --------
                                       -------       --------       -------       --------
Total return(2)                          (6.39)%        51.16%       (16.03)%       66.80%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $89,349       $147,785       $97,647       $45,168
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.21%(6)       2.06%         2.12%         2.26%(3)
  Net investment income (loss)           (1.70)%        (1.22)%       (1.03)%       (1.44)%(3)
Portfolio turnover                         276%           498%          325%          103%(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

10
                       See Notes to Financial Statements

PHOENIX STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 44.91%, Class B shares returned 43.98% and Class C shares returned 43.87%. These returns were more than double the 21.82% return of the S&P 500 Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT CONTRIBUTED TO THE FUND'S STRONG RESULTS?

A: We benefited from our large technology position, which accounted for almost 40% of the portfolio. EMC Corp. and Sun Microsystems were among our best performers. We also owned a number of Internet-related stocks because we believe the Internet is the next technology wave, and these stocks have been particularly strong performers over the past year. Two names that definitely helped our performance were America Online and Microsoft. We also had a sizable portion of the portfolio invested in health-care issues. We continue to expect consistent earnings growth from this sector regardless of the pace of economic growth. Of course, past performance is not indicative of future results.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe the market, which is currently trading at around 30 times consensus 1999 earnings estimates, is fully valued. This multiple represents the highest level for the market in the past 30 years. In addition to high valuations, corporate profits may be a source of investor anxiety. Reports out recently showed that corporate profits declined in 1998, and some press coverage suggested that this should leave us all nervously awaiting an inevitable recession. However, a closer look at the profit picture shows that certain companies were affected much more than others. For example, many manufacturers were unable to raise prices because cheaper products were being imported from countries with devalued currencies. Our inability to export was particularly hard on the food industry. The transportation sector was affected as well, along with commodity-related businesses.

    In the months ahead, similar conditions may continue to affect corporate profits. However, we are making every effort to select companies for the Fund that we believe can be resilient to such conditions. We will continue to seek companies that have sound fundamentals and the potential for rapid, reliable earnings growth.

                                                                    MAY 18, 1999

(1) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Strategic Theme Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 4/30/99       DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                   44.91%     27.80%       10/16/95
Class A Shares at POP(3)                   38.03      26.05        10/16/95
Class B Shares at NAV(2)                   43.98      26.88        10/16/95
Class B Shares with CDSC(4)                40.14      26.57        10/16/95
Class C Shares at NAV(2)                   43.87      34.41         11/3/97
Class C Shares with CDSC(4)                43.87      34.41         11/3/97
S&P 500 Index(7)                           21.82     Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 28.76% for Class A and Class B (since 10/16/95) and 28.60% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX STRATEGIC THEME     PHOENIX STRATEGIC THEME        S&P 500
                  FUND CLASS A(6)             FUND CLASS B(6)         STOCK INDEX(7)
10/16/95                      $9,525.00                  $10,000.00        $10,000.00
04/30/96                     $11,798.92                  $12,340.59        $11,356.32
04/30/97                     $11,495.53                  $11,932.60        $14,218.66
04/30/98                     $15,659.46                  $16,130.69        $20,086.36
04/30/99                     $22,692.55                  $23,028.73        $24,468.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       39%
Financials                        16
Consumer Staples                  12
Health Care                       11
Consumer Cyclicals                 9
Communication Services             8
Capital Goods                      3
Energy                             2

12                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  AT&T Corp. - Liberty Media Group Class A                       4.7%
        INTERNET, TELEVISION AND DIGITAL TECHNOLOGY PROVIDER
    2.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    3.  Capital One Financial Corp.                                    3.5%
        ITS PRINCIPAL SUBSIDIARY, CAPITAL ONE BANK, OFFERS CREDIT CARD
        PRODUCTS
    4.  Cisco Systems, Inc.                                            3.4%
        DEVELOPS MULTIPROTOCOL INTERNETWORKING SYSTEMS
    5.  Uniphase Corp.                                                 3.2%
        MANUFACTURES FIBER OPTIC TELECOMMUNICATIONS SYSTEMS
    6.  AT&T Corp.                                                     3.0%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    7.  America Online, Inc.                                           2.9%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    8.  International Business Machines Corp.                          2.7%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Morgan Stanley Dean Witter & Co.                               2.6%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
   10.  Wal-Mart Stores, Inc.                                          2.5%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------
COMMON STOCKS--93.8%

BANKS (MAJOR REGIONAL)--0.9%
Firstar Corp......................               59,100   $  1,776,694
BANKS (MONEY CENTER)--1.9%
Bank of America Corp..............               51,753      3,726,216

BEVERAGES (NON-ALCOHOLIC)--0.9%
PepsiCo, Inc......................               47,600      1,758,225
BIOTECHNOLOGY--2.2%
Amgen, Inc.(b)....................               26,100      1,603,519
Genzyme Corp. (b).................               49,200      1,857,300
Gilead Sciences, Inc.(b)..........               17,700        814,753
                                                          ------------
                                                             4,275,572
                                                          ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--6.4%
AT&T Corp.- Liberty Media Group
Class A(b)........................              142,500      9,102,187
Clear Channel Communications,
Inc.(b)...........................               46,600      3,238,700
                                                          ------------
                                                            12,340,887
                                                          ------------

COMMUNICATIONS EQUIPMENT--3.8%
Echostar Communications
Corp.(b)..........................               28,800      2,889,000
General Motors Corp. Class H......               35,300      1,954,737
Tellabs, Inc.(b)..................               22,900      2,508,981
                                                          ------------
                                                             7,352,718
                                                          ------------

COMPUTERS (HARDWARE)--7.7%
Apple Computer, Inc.(b)...........               41,100      1,890,600

                                                SHARES       VALUE
                                               --------   ------------
COMPUTERS (HARDWARE)--CONTINUED
Dell Computer Corp.(b)............               67,700   $  2,788,394
International Business Machines
Corp..............................               24,900      5,208,769
Sun Microsystems, Inc.(b).........               81,600      4,880,700
                                                          ------------
                                                            14,768,463
                                                          ------------

COMPUTERS (NETWORKING)--3.4%
Cisco Systems, Inc.(b)............               58,200      6,638,437

COMPUTERS (PERIPHERALS)--1.9%
EMC Corp.(b)......................               33,200      3,616,725

COMPUTERS (SOFTWARE & SERVICES)--13.6%
America Online, Inc.(b)...........               39,800      5,681,450
At Home Corp. Series A(b).........               21,600      3,109,050
BMC Software, Inc.(b).............               17,900        770,819
Inktomi Corp.(b)..................               25,100      3,005,725
Microsoft Corp.(b)................              100,600      8,180,037
USWeb Corp.(b)....................               81,800      1,835,387
Yahoo!, Inc.(b)...................               21,500      3,755,781
                                                          ------------
                                                            26,338,249
                                                          ------------

CONSUMER FINANCE--3.5%
Capital One Financial Corp........               38,700      6,721,706

DISTRIBUTORS (FOOD & HEALTH)--0.8%
Cardinal Health, Inc..............               26,050      1,558,116

ELECTRICAL EQUIPMENT--2.4%
General Electric Co...............               43,300      4,568,150

                       See Notes to Financial Statements                      13

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
ELECTRONICS (SEMICONDUCTORS)--3.9%
Transwitch Corp.(b)...............               26,300   $  1,157,200
Uniphase Corp.(b).................               51,700      6,275,087
                                                          ------------
                                                             7,432,287
                                                          ------------

ENGINEERING & CONSTRUCTION--0.3%
J. Ray Mcdermott SA(b)............               20,800        655,200

EQUIPMENT (SEMICONDUCTOR)--1.7%
Novellus Systems, Inc.(b).........               34,800      1,644,300
Teradyne, Inc.(b).................               35,600      1,679,875
                                                          ------------
                                                             3,324,175
                                                          ------------

FINANCIAL (DIVERSIFIED)--5.7%
Citigroup, Inc....................               59,700      4,492,425
Freddie Mac.......................               25,300      1,587,575
Morgan Stanley Dean Witter &
Co................................               50,300      4,989,131
                                                          ------------
                                                            11,069,131
                                                          ------------

HEALTH CARE (DIVERSIFIED)--0.9%
American Home Products Corp.......               28,300      1,726,300

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.8%
Merck & Co., Inc..................               21,900      1,538,475
Pfizer, Inc.......................               28,800      3,313,800
Schering-Plough Corp..............               52,400      2,531,575
                                                          ------------
                                                             7,383,850
                                                          ------------

HEALTH CARE (GENERIC AND OTHER)--1.3%
Mylan Laboratories, Inc...........               65,000      1,474,687
Sepracor Inc.(b)..................               13,100      1,106,950
                                                          ------------
                                                             2,581,637
                                                          ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Affymetrix, Inc.(b)...............               45,500      1,859,813
Invitrogen Corporation(b).........               51,500        923,781
                                                          ------------
                                                             2,783,594
                                                          ------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Clorox Co. (The)..................               19,000      2,192,125
Procter & Gamble Co. (The)........               17,200      1,613,575
                                                          ------------
                                                             3,805,700
                                                          ------------

                                                SHARES       VALUE
                                               --------   ------------
INSURANCE (MULTI-LINE)--1.5%
American International Group,
Inc...............................               24,640   $  2,893,660

INVESTMENT BANKING/BROKERAGE--1.5%
Merrill Lynch & Co., Inc..........               35,300      2,962,994

OIL & GAS (DRILLING & EQUIPMENT)--1.8%
Halliburton Co....................               25,100      1,069,888
Schlumberger Ltd..................               15,900      1,015,613
Transocean Offshore, Inc..........               21,700        644,219
Varco International, Inc.(b)......               59,100        668,569
                                                          ------------
                                                             3,398,289
                                                          ------------

PERSONAL CARE--0.9%
Gillette Co. (The)................               33,000      1,722,188

RETAIL (BUILDING SUPPLIES)--2.2%
Home Depot, Inc. (The)............               69,000      4,135,688

RETAIL (DEPARTMENT STORES)--2.0%
Kohl's Corp.(b)...................               59,200      3,933,100

RETAIL (FOOD CHAINS)--0.9%
Safeway, Inc.(b)..................               33,200      1,790,725

RETAIL (GENERAL MERCHANDISE)--3.7%
Costco Companies, Inc.(b).........               26,700      2,161,031
Wal-Mart Stores, Inc..............              106,800      4,912,800
                                                          ------------
                                                             7,073,831
                                                          ------------

RETAIL (HOME SHOPPING)--1.3%
Amazon.com, Inc.(b)...............               14,800      2,546,525

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.4%
AirTouch Communications,
Inc.(b)...........................               29,800      2,782,575

TELECOMMUNICATIONS (LONG DISTANCE)--4.6%
AT&T Corp.........................              115,954      5,855,677
MCI WorldCom, Inc.(b).............               37,800      3,106,688
                                                          ------------
                                                             8,962,365
                                                          ------------

TELEPHONE--1.5%
SBC Communications, Inc...........               50,100      2,805,600
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $132,845,500)                             181,209,572
- ----------------------------------------------------------------------

14                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
FOREIGN COMMON STOCKS--2.7%

COMPUTERS (SOFTWARE & SERVICES)--0.9%
Learout & Hauspic Speech Products
N.V.(b)...........................               42,700   $  1,670,638
ELECTRONICS (INSTRUMENTATION)--0.9%
Qiagen NV (Netherlands)(b)........               25,000      1,831,250
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................               34,800      1,792,200
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,952,411)                                 5,294,088
- ----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.5%
(IDENTIFIED COST $138,797,911)                             186,503,660
- ----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)        VALUE
                                ------------   -------   -------------
SHORT-TERM OBLIGATIONS--3.3%

COMMERCIAL PAPER--3.3%
Goldman Sachs Group, Inc.
4.92%, 5/3/99.................      A-1+       $ 2,950   $   2,949,193
Ford Motor Credit Co. 4.84%,
5/4/99........................      A-1          3,380       3,378,637
                                                         -------------
                                                             6,327,830
                                                         -------------
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,327,830)                                 6,327,830
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $145,125,741)                             192,831,490(a)
Cash and receivables, less liabilities--0.2%                   419,395
                                                         -------------
NET ASSETS--100.0%                                       $ 193,250,885
                                                         -------------
                                                         -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,507,778 and gross depreciation of $3,190,370 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $145,514,082.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $145,125,741)                              $  192,831,490
Cash                                                                   1,914
Receivables
  Fund shares sold                                                   828,099
  Dividends and interest                                              64,954
  Prepaid expenses                                                     3,428
                                                              --------------
    Total assets                                                 193,729,885
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            136,219
  Investment advisory fee                                            117,538
  Distribution fee                                                    94,831
  Transfer agent fee                                                  58,198
  Financial agent fee                                                 14,999
  Trustees' fee                                                        3,319
Accrued expenses                                                      53,896
                                                              --------------
    Total liabilities                                                479,000
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  129,096,816
Accumulated net realized gain                                     16,448,320
Net unrealized appreciation                                       47,705,749
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $107,870,953)                                        5,919,225
Net asset value per share                                             $18.22
Offering price per share $18.22/(1-4.75%)                             $19.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $84,698,182)                                         4,772,864
Net asset value per share and offering per share                      $17.75
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $681,750)                                               38,408
Net asset value per share and offering per share                      $17.75

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $      651,163
Interest                                                             333,164
Foreign taxes withheld                                                  (259)
                                                              --------------
    Total investment income                                          984,068
                                                              --------------
EXPENSES
Investment advisory fee                                            1,129,085
Distribution fee, Class A                                            208,712
Distribution fee, Class B                                            667,573
Distribution fee, Class C                                              2,665
Distribution fee, Class M                                                273
Financial agent fee                                                  143,236
Transfer agent                                                       305,439
Registration                                                          32,832
Professional                                                          31,327
Printing                                                              20,390
Custodian                                                             16,699
Trustees                                                              15,367
Miscellaneous                                                          7,226
                                                              --------------
    Total expenses                                                 2,580,824
    Custodian fees paid indirectly                                    (4,419)
                                                              --------------
    Net expenses                                                   2,576,405
                                                              --------------
NET INVESTMENT LOSS                                               (1,592,337)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   18,354,872
Net change in unrealized appreciation (depreciation) on
  investments                                                     38,225,117
                                                              --------------
NET GAIN ON INVESTMENTS                                           56,579,989
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   54,987,652
                                                              --------------
                                                              --------------

16                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                             4/30/99         4/30/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (1,592,337)  $    (860,603)
  Net realized gain (loss)                   18,354,872      37,824,448
  Net change in unrealized appreciation
    (depreciation)                           38,225,117       7,260,964
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               54,987,652      44,224,809
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of net investment income,
    Class A                                          --        (101,991)
  Net realized gains, Class A                (6,923,924)    (13,931,615)
  Net realized gains, Class B                (5,772,230)     (9,617,855)
  Net realized gains, Class C                   (28,108)        (21,083)
  Net realized gains, Class M                        --         (15,426)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (12,724,262)    (23,687,970)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,919,529 and 1,116,085 shares,
    respectively)                            64,808,215      15,627,146
  Net asset value of shares issued from
    reinvestment of distributions
    (419,976 and 1,156,842 shares,
    respectively)                             6,560,032      13,731,378
  Cost of shares repurchased (4,982,395
    and 2,197,107 shares, respectively)     (76,814,571)    (29,983,137)
                                          -------------   -------------
Total                                        (5,446,324)       (624,613)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (819,204
    and 666,515 shares, respectively)        13,391,640       9,141,162
  Net asset value of shares issued from
    reinvestment of distributions
    (329,762 and 783,925 shares,
    respectively)                             5,028,874       9,156,239
  Cost of shares repurchased (1,286,009
    and 724,153 shares, respectively)       (18,585,029)     (9,883,220)
                                          -------------   -------------
Total                                          (164,515)      8,414,181
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (36,724
    and 18,017 shares, respectively)            589,799         248,777
  Net asset value of shares issued from
    reinvestment of distributions
    (1,354 and 1,797 shares,
    respectively)                                20,648          20,990
  Cost of shares repurchased (19,484 and
    0 shares, respectively)                    (266,095)             --
                                          -------------   -------------
Total                                           344,352         269,767
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    14,974 shares, respectively)                     --         196,112
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,314 shares, respectively)               --          15,357
  Cost of shares repurchased (16,288 and
    0 shares, respectively)                    (223,551)             --
                                          -------------   -------------
Total                                          (223,551)        211,469
                                          -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       (5,490,038)      8,270,804
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      36,773,352      28,807,643
NET ASSETS
  Beginning of period                       156,477,533     127,669,890
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 193,250,885   $ 156,477,533
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      17

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                           -----------------------------------------------
                                                                                    FROM
                                                                                   INCEPTION
                                                  YEAR ENDED APRIL 30              10/16/95
                                           ----------------------------------        TO
                                               1999         1998         1997      4/30/96
Net asset value, beginning of period       $  13.70      $ 12.03      $ 12.37      $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                (0.11)(5)    (0.04)(5)     0.06(5)      0.00(1)(5)
  Net realized and unrealized gain
    (loss)                                     6.03         4.03        (0.38)        2.39
                                           --------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS         5.92         3.99        (0.32)        2.39
                                           --------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income           --           --        (0.01)          --
  Dividends from net realized gains           (1.40)       (2.29)          --           --
  In excess of net investment income             --        (0.03)          --           --
  In excess of net realized gains                --           --        (0.01)          --
  Tax return of capital                          --           --           --        (0.02)
                                           --------      -------      -------      -------
      TOTAL DISTRIBUTIONS                     (1.40)       (2.32)       (0.02)       (0.02)
                                           --------      -------      -------      -------
  Change in net asset value                    4.52         1.67        (0.34)        2.37
                                           --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD             $  18.22      $ 13.70      $ 12.03      $ 12.37
                                           --------      -------      -------      -------
                                           --------      -------      -------      -------
Total return(2)                               44.91%       36.22%       (2.57)%      23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $107,871      $89,884      $77,827      $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.38%(7)     1.33%        1.40%        1.40%(3)
  Net investment income (loss)                (0.72)%      (0.26)%       0.49%       (0.09)%(3)
Portfolio turnover                              205%         618%         532%         175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

18                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS B                                  CLASS C
                                         ---------------------------------------------         -------------------
                                                                                FROM                         FROM
                                                                               INCEPTION                    INCEPTION
                                               YEAR ENDED APRIL 30             10/16/95          YEAR       11/3/97
                                         --------------------------------        TO             ENDED         TO
                                            1999         1998        1997      4/30/96         4/30/99      4/30/98
Net asset value, beginning of period     $ 13.46      $ 11.91     $ 12.33      $ 10.00         $13.47       $14.93
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)             (0.22)(5)    (0.14)(5)   (0.03)(5)    (0.06)(1)(5)   (0.22)(5)    (0.05)(5)
  Net realized and unrealized gain
    (loss)                                  5.91         3.98       (0.38)        2.40           5.90         0.88
                                         -------      -------     -------      -------         ------       ------
      TOTAL FROM INVESTMENT OPERATIONS      5.69         3.84(5)    (0.41)        2.34           5.68         0.83
                                         -------      -------     -------      -------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        --           --          --           --             --           --
  Dividends from net realized gains        (1.40)       (2.29)         --           --          (1.40)       (2.29)
  In excess of net investment income          --           --          --           --             --           --
  In excess of net realized gains             --           --       (0.01)          --             --           --
  Tax return of capital                       --           --          --        (0.01)            --           --
                                         -------      -------     -------      -------         ------       ------
      TOTAL DISTRIBUTIONS                  (1.40)       (2.29)      (0.01)       (0.01)         (1.40)       (2.29)
                                         -------      -------     -------      -------         ------       ------
  Change in net asset value                 4.29         1.55       (0.42)        2.33           4.28        (1.46)
                                         -------      -------     -------      -------         ------       ------
NET ASSET VALUE, END OF PERIOD           $ 17.75      $ 13.46     $ 11.91      $ 12.33         $17.75       $13.47
                                         -------      -------     -------      -------         ------       ------
                                         -------      -------     -------      -------         ------       ------
Total return(2)                            43.98%       35.18%      (3.31)%      23.41%(4)      43.87%        7.92%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)  $84,698      $66,107     $49,843      $11,920           $682         $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.13%(7)     2.08%       2.15%        2.16%(3)       2.13%(7)     2.08%(3)
  Net investment income (loss)             (1.48)%      (1.02)%     (0.23)%      (1.06)%(3)     (1.47)%      (0.87)%(3)
Portfolio turnover                           205%         618%        532%         175%(4)        205%         618%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX EQUITY OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 17.08% and Class B shares returned 16.18%, far surpassing the negative (3.77)% return of the Fund's benchmark, the Russell 2000 Growth Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: This has been an extremely volatile time for the market, spurred by the global liquidity crisis that erupted last summer. It has also been a market with very narrow leadership. A few of the very largest growth stocks have been responsible for virtually all of the market's gains. Issue selection has been critical. We benefited from good stock picking and our largest holdings generally performed well. Companies that reported strong earnings were rewarded, while those that missed their forecasted earnings estimates by even the smallest amount were severely punished.

Q: WHAT IS YOUR PERSPECTIVE ON THE RECENT FOCUS ON INTERNET STOCKS?

A: It seems the ".com" craze has reached new heights. At the time of this writing, the market capitalization of America Online exceeds that of IBM. The value of Priceline.com, which sells airline tickets online, tops the market valuation of most U.S. airlines. eBay, an online auctioneer with a three-year history, is now worth 11 times the value of 250-year-old Sotheby's. We know of no valuation metric or analytic framework, which can explain these outcomes.

    We expect the Internet bubble will deflate as the exciting promise of this technology gives way to the more sober reality of managing profitable businesses. Only time will distinguish the few genuine contenders in this highly competitive field. Non-speculative Internet investing is possible. MCI WorldCom, Cisco and many others are going concerns with major Internet involvement.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: The market turbulence that we have been experiencing will probably plague investors throughout 1999. Periods of euphoria are likely to alternate with periods of despair. Investors who persevere will, we believe, be rewarded with solid returns, but not the stellar returns of the past few years. Overall earnings growth is modest, valuations cannot rise sharply from their already lofty levels, and stock prices currently reflect very optimistic growth expectations. Fortunately, there are many opportunities that have not yet been fully exploited, and we believe our investment discipline will lead us to them.

                                                                    MAY 20, 1999

(1) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Equity Opportunities Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATES
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   17.08%  16.62%     13.33%         --            --
Class A Shares at POP(3)                   11.52   15.49      12.78          --            --
Class B Shares at NAV(2)                   16.18      --         --       16.57%      7/19/94
Class B Shares with CDSC(4)                12.34      --         --       16.34       7/19/94
Russell 2000 Growth Index(6)               (3.77)  12.62      10.96       14.29       7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PHOENIX EQUITY
                OPPORTUNITIES      RUSSELL 2000         S&P 500
               FUND CLASS A(5)    GROWTH INDEX(6)    STOCK INDEX(7)
04/28/1989            $9,525.00         $10,000.00        $10,000.00
04/30/1990           $10,204.33         $10,064.42        $11,043.42
04/30/1991           $11,445.07         $11,351.92        $12,990.55
04/30/1992           $12,623.50         $12,875.14        $14,804.53
04/30/1993           $14,706.64         $13,634.65        $16,172.93
04/29/1994           $15,440.08         $15,616.56        $17,037.31
04/28/1995           $16,855.16         $16,979.94        $20,014.55
04/30/1996           $22,393.87         $23,662.09        $26,074.00
04/30/1997           $19,663.45         $20,457.24        $32,645.91
04/30/1998           $28,444.92         $29,397.14        $46,118.09
04/30/1999           $33,304.73         $28,287.82        $56,179.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       30%
Financials                        16
Consumer Cyclicals                12
Capital Goods                     11
Consumer Staples                  10
Communication Services             6
Health Care                        5
Other                             10

Phoenix Equity Opportunities Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Microsoft Corp.                                                4.8%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Mellon Bank Corp.                                              4.2%
        LARGE REGIONAL BANK
    3.  Motorola, Inc.                                                 4.0%
        GLOBAL PROVIDER OF INTEGRATED COMMUNICATIONS PRODUCTS
    4.  Citigroup, Inc.                                                3.9%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    5.  Morgan Stanley Dean Witter & Co.                               3.9%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  Sun Microsystems, Inc.                                         3.6%
        SUPPLIER OF ENTERPRISE NETWORK COMPUTING PRODUCTS
    7.  General Electric Co.                                           3.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  International Business Machines Corp.                          3.5%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Bristol-Myers Squibb Co.                                       3.4%
        COMPREHENSIVE HEALTH-CARE COMPANY
   10.  Lucent Technologies, Inc.                                      3.4%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------
COMMON STOCKS--94.9%
ALUMINUM--1.8%
Alcoa, Inc........................               58,310   $  3,629,797
AUTOMOBILES--0.9%
General Motors Corp...............               20,000      1,778,750
BANKS (MAJOR REGIONAL)--4.2%
Mellon Bank Corp..................              115,420      8,577,149
BEVERAGES (ALCOHOLIC)--3.1%
Anheuser-Busch Companies, Inc.....               87,070      6,366,994
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Chancellor Media Corp.(b).........               38,950      2,137,381
COMMUNICATIONS EQUIPMENT--7.3%
Lucent Technologies, Inc.(b)......              114,300      6,872,287
Motorola, Inc.....................              100,830      8,079,004
                                                          ------------
                                                            14,951,291
                                                          ------------
COMPUTERS (HARDWARE)--7.1%
International Business Machines
Corp..............................               33,820      7,074,721
Sun Microsystems, Inc.(b).........              123,570      7,391,031
                                                          ------------
                                                            14,465,752
                                                          ------------
COMPUTERS (NETWORKING)--2.2%
Cisco Systems, Inc.(b)............               39,738      4,532,616
COMPUTERS (PERIPHERALS)--2.5%
EMC Corp.(b)......................               46,600      5,076,487
COMPUTERS (SOFTWARE & SERVICES)--4.8%
Microsoft Corp.(b)................              120,000      9,757,500
CONSUMER FINANCE--3.3%
Providian Financial Corp..........               52,125      6,727,383

                                                SHARES       VALUE
                                               --------   ------------
ELECTRICAL EQUIPMENT--3.6%
General Electric Co...............               70,000   $  7,385,000
ELECTRONICS (SEMICONDUCTORS)--5.3%
Intel Corp........................               83,070      5,082,846
Texas Instruments, Inc............               55,410      5,658,746
                                                          ------------
                                                            10,741,592
                                                          ------------
FINANCIAL (DIVERSIFIED)--7.8%
Citigroup, Inc....................              107,170      8,064,542
Morgan Stanley Dean Witter &
Co................................               79,690      7,904,252
                                                          ------------
                                                            15,968,794
                                                          ------------
FOODS--1.9%
General Mills, Inc................               52,050      3,806,156
HEALTH CARE (DIVERSIFIED)--3.4%
Bristol-Myers Squibb Co...........              110,000      6,991,875
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Guidant Corp.(b)..................               56,800      3,049,450
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Colgate-Palmolive Co..............               40,220      4,120,036
MANUFACTURING (DIVERSIFIED)--5.2%
Tyco International Ltd............               80,020      6,501,625
United Technologies Corp..........               27,970      4,052,154
                                                          ------------
                                                            10,553,779
                                                          ------------
OFFICE EQUIPMENT & SUPPLIES--2.0%
Pitney Bowes, Inc.................               59,340      4,150,091
OIL & GAS (DRILLING & EQUIPMENT)--1.5%
Halliburton Co....................               70,500      3,005,063

22                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                                                SHARES       VALUE
                                               --------   ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
Texaco, Inc.......................               50,500   $  3,168,875
PAPER & FOREST PRODUCTS--2.9%
Georgia-Pacific Group.............               63,400      5,864,500
RETAIL (DRUG STORES)--1.9%
CVS Corp..........................               83,300      3,967,163
RETAIL (GENERAL MERCHANDISE)--2.2%
Wal-Mart Stores, Inc..............              100,100      4,604,600

RETAIL (SPECIALTY)--2.7%
Staples, Inc.(b)..................              187,620      5,628,600
RETAIL (SPECIALTY-APPAREL)--2.5%
TJX Companies, Inc. (The).........              152,250      5,071,828

SERVICES (ADVERTISING/MARKETING)--3.2%
Lamar Advertising Co.(b)..........               48,110      1,617,699
Outdoor Systems, Inc.(b)..........              198,560      5,001,230
                                                          ------------
                                                             6,618,929
                                                          ------------

TELECOMMUNICATIONS (LONG DISTANCE)--2.4%
MCI WorldCom, Inc.(b).............               60,370      4,961,659

TELEPHONE--3.2%
Bell Atlantic Corp................              112,240      6,467,830
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $149,445,582)                             194,126,920
- ----------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.0%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.0%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................                1,300         66,950
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $94,111)                                       66,950
- ----------------------------------------------------------------------

                                                SHARES       VALUE
                                               --------   ------------
UNIT INVESTMENT TRUSTS--2.0%
S&P 500 Depository Receipts.......               30,000      4,003,125
- ----------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $4,067,613)                                 4,003,125
- ----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $153,607,306)                             198,196,995
- ----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)       VALUE
                                ------------   -------   ------------
SHORT-TERM OBLIGATIONS--3.7%

COMMERCIAL PAPER--3.7%
Pitney Bowes Credit Corp.
5.05%, 5/3/99.................      A-1+       $   290   $    289,919

Merrill Lynch & Co., Inc.
4.85%, 5/4/99.................      A-1+         2,195      2,194,113

Exxon Imperial U.S., Inc.
4.82%, 5/6/99.................      A-1+         1,720      1,718,849

Ford Motor Credit Co. 4.83%,
5/6/99........................      A-1          2,000      1,998,658

Beta Finance, Inc. 5.01%,
5/17/99.......................      A-1+           660        655,542

Enterprise Funding Corp.
4.80%, 5/20/99................      A-1+           736        734,135
                                                         ------------
                                                            7,591,216
                                                         ------------
----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,594,203)                                7,591,216
----------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $161,201,509)                            205,788,211(a)
Cash and receivables, less liabilities--(0.6%)             (1,322,430)
                                                         ------------
NET ASSETS--100.0%                                       $204,465,781
                                                         ------------
                                                         ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,558,339 and gross depreciation of $1,237,639 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $161,467,511.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $161,201,509)                              $  205,788,211
Cash                                                                   4,663
Receivables
  Investment securities sold                                       9,043,628
  Dividends and interest                                             190,345
  Fund shares sold                                                    24,559
Prepaid expenses                                                       4,408
                                                              --------------
    Total assets                                                 215,055,814
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 10,198,626
  Fund shares repurchased                                             91,456
  Investment advisory fee                                            118,762
  Transfer agent fee                                                  50,083
  Distribution fee                                                    44,083
  Financial agent fee                                                 14,334
  Trustees' fee                                                        4,110
Accrued expenses                                                      68,579
                                                              --------------
    Total liabilities                                             10,590,033
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 151,829,569
Accumulated net realized gain                                      8,049,510
Net unrealized appreciation                                       44,586,702
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $0.0001
  Par value, unlimited authorization
  (Net Assets $201,788,577)                                       23,144,444
Net asset value per share                                              $8.72
Offering price per share $8.72/(1-4.75%)                               $9.15
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $2,677,204)                                            319,866
Net asset value and offering price per share                           $8.37

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $    1,633,642
Interest                                                             389,582
Foreign taxes withheld                                               (21,844)
                                                              --------------
    Total investment income                                        2,001,380
                                                              --------------
EXPENSES
Investment advisory fee                                            1,352,558
Distribution fee, Class A                                            477,228
Distribution fee, Class B                                             23,305
Financial agent fee                                                  175,243
Transfer agent                                                       243,524
Printing                                                              56,757
Professional                                                          33,756
Registration                                                          21,310
Custodian                                                             15,089
Trustees                                                              12,304
Miscellaneous                                                          7,608
                                                              --------------
    Total expenses                                                 2,418,682
    Custodian fees paid indirectly                                    (2,422)
                                                              --------------
    Net expenses                                                   2,416,260
                                                              --------------
NET INVESTMENT LOSS                                                 (414,880)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    8,800,896
Net change in unrealized appreciation (depreciation) on
  investments                                                     22,526,413
                                                              --------------
NET GAIN ON INVESTMENTS                                           31,327,309
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   30,912,429
                                                              --------------
                                                              --------------

24                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended       Year Ended
                                             4/30/99          4/30/98
                                          -------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    (414,880)    $  (1,058,136)
  Net realized gain (loss)                    8,800,896        52,694,656
  Net change in unrealized appreciation
    (depreciation)                           22,526,413        16,227,091
                                          -------------   ---------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               30,912,429        67,863,611
                                          -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (14,338,287)      (35,351,518)
  Net realized gains, Class B                  (184,555)         (371,756)
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (14,522,842)      (35,723,274)
                                          -------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (776,243
    and 580,916 shares, respectively)         6,205,793         4,485,413
  Net asset value of shares issued from
    reinvestment of distributions
    (1,318,749 and 3,754,855 shares,
    respectively)                            10,444,800        25,457,918
  Cost of shares repurchased (3,121,846
    and 3,877,643 shares, respectively)     (25,370,488)      (30,879,705)
                                          -------------   ---------------
Total                                        (8,719,895)         (936,374)
                                          -------------   ---------------
CLASS B
  Proceeds from sales of shares (113,886
    and 46,609 shares, respectively)            896,049           361,942
  Net asset value of shares issued from
    reinvestment of distributions
    (20,248 and 54,117 shares,
    respectively)                               154,289           357,170
  Cost of shares repurchased (77,292 and
    83,812 shares, respectively)               (601,028)         (638,121)
                                          -------------   ---------------
Total                                           449,310            80,991
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (8,270,585)         (855,383)
                                          -------------   ---------------
  NET INCREASE IN NET ASSETS                  8,119,002        31,284,954
NET ASSETS
  Beginning of period                       196,346,779       165,061,825
                                          -------------   ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 204,465,781     $ 196,346,779
                                          -------------   ---------------
                                          -------------   ---------------

                       See Notes to Financial Statements                      25

Phoenix Equity Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                          ----------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                          ----------------------------------------------------------------
                                              1999          1998          1997          1996          1995
Net asset value, beginning of period      $   8.04      $   6.89      $   8.81      $   7.40      $   7.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.02)(4)     (0.04)(4)     (0.03)(4)     (0.04)(4)      0.04
  Net realized and unrealized gain
    (loss)                                    1.33          2.82         (0.90)         2.34          0.58
                                          --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        1.31          2.78         (0.93)         2.30          0.62
                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income          --            --            --            --         (0.05)
  Dividends from net realized gains          (0.63)        (1.63)        (0.94)        (0.89)        (0.48)
  In excess of net realized gains               --            --         (0.05)           --            --
                                          --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                    (0.63)        (1.63)        (0.99)        (0.89)        (0.53)
                                          --------      --------      --------      --------      --------
Change in net asset value                     0.68          1.15         (1.92)         1.41          0.09
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $   8.72      $   8.04      $   6.89      $   8.81      $   7.40
                                          --------      --------      --------      --------      --------
                                          --------      --------      --------      --------      --------
Total return(1)                              17.08%        44.66%       (12.19)%       32.86%         9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $201,789      $194,296      $163,396      $213,600      $179,666
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.24%(5)      1.18%         1.23%         1.25%         1.32%
  Net investment income (loss)               (0.21)%       (0.55)%       (0.39)%       (0.53)%        0.60%
Portfolio turnover                             143%          371%          412%          302%          358%

                                                                 CLASS B
                                          -----------------------------------------------------
                                                                                          FROM
                                                                                          INCEPTION
                                                     YEAR ENDED APRIL 30,                 7/19/94
                                          ------------------------------------------       TO
                                            1999        1998        1997        1996      4/30/95
Net asset value, beginning of period      $ 7.80      $ 6.77      $ 8.73      $ 7.39      $7.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)             (0.08)(4)   (0.10)(4)   (0.09)(4)   (0.10)(4)   0.00
  Net realized and unrealized gain
    (loss)                                  1.28        2.76       (0.88)       2.33       0.59
                                          ------      ------      ------      ------      -----
      TOTAL FROM INVESTMENT OPERATIONS      1.20        2.66       (0.97)       2.23       0.59
                                          ------      ------      ------      ------      -----
LESS DISTRIBUTIONS
  Dividends from net investment income        --          --          --          --         --
  Dividends from net realized gains        (0.63)      (1.63)      (0.94)      (0.89)     (0.48)
  In excess of net realized gains             --          --       (0.05)         --         --
                                          ------      ------      ------      ------      -----
      TOTAL DISTRIBUTIONS                  (0.63)      (1.63)      (0.99)      (0.89)     (0.48)
                                          ------      ------      ------      ------      -----
Change in net asset value                   0.57        1.03       (1.96)       1.34       0.11
                                          ------      ------      ------      ------      -----
NET ASSET VALUE, END OF PERIOD            $ 8.37      $ 7.80      $ 6.77      $ 8.73      $7.39
                                          ------      ------      ------      ------      -----
                                          ------      ------      ------      ------      -----
Total return(1)                            16.18%      43.58%     (12.79)%     31.92%      8.69%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $2,677      $2,051      $1,666      $1,348      $ 525
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.99%(5)    1.93%       1.98%       2.06%      2.15%(2)
  Net investment income (loss)             (0.97)%     (1.30)%     (1.15)%     (1.18)%    (0.06)%(2)
Portfolio turnover                           143%        371%        412%        302%       358%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

26
                       See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Fund seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement for the Equity Opportunities Fund to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                            1st $1       $1-2        $2+
Fund                                       Billion     Billion     Billion
-----------------------------------------  ----------  ----------  ----------
Small Cap Fund..........................       0.75%       0.70%       0.65%
Strategic Theme Fund....................       0.75%       0.70%       0.65%
Equity Opportunities Fund...............       0.70%       0.65%       0.60%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Equity Opportunities Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $55,140 for Class A shares and deferred sales charges of $1,223,469 for Class B shares and $765 for Class C shares, for the year ended April 30, 1999. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 1999, $1,607,602 was earned by the Distributor, $1,082,707 was earned by unaffiliated participants and $121,999 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $1,238,334 of which PEPCO retained $435,178 which is net of the fees paid to State Street.

  At April 30, 1999, PHL and its affiliates held shares of the Trust as follows:

                                                           Aggregate
                                                           Net Asset
                                                 Shares      Value
                                                ---------  ---------
Equity Opportunities Fund--Class A............        166  $   1,451
Equity Opportunities Fund--Class B............     25,410    212,680

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 1999, aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
Small Cap Fund.......................  $658,542,968  $722,915,699
Strategic Theme Fund.................   298,564,798   314,372,543
Equity Opportunities Fund............   266,817,938   291,477,943

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  At April 30, 1999, the Small Cap Fund had a capital loss carryover of $23,761,798 expiring in 2007, which may be used to offset future capital gains.

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1999, the Small Cap Fund deferred $114,522 in capital losses.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                  Capital paid
                                Undistributed     Accumulated     in on shares
                                net investment    net realized    of benefical
                                    income        gain (loss)       interest
                                --------------   --------------   ------------
Small Cap Fund................    $3,189,899       $   (35,985)    $(3,153,914)
Strategic Theme Fund..........     1,592,337        (1,596,375)          4,038
Equity Opportunities Fund.....       414,880          (414,880)             --

TAX INFORMATION NOTICE (UNAUDITED)

  The Trust distributed long-term capital gain dividends of:

                                                        Total
                                                      Long-Term
                       Fund                          Distributions
----------------------------------------------------  ------------
Small Cap Fund.....................................   $       --
Strategic Theme Fund...............................          373
Equity Opportunities Fund..........................    3,272,689

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Automated Voice
  Response Unit                   1-800-243-1574 (option 1)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                              ---------------
PO Box 2200                                                      Bulk Rate Mail
Enfield CT 06083-2200                                             U.S. Postage
                                                                     PAID
                                                                 Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------

[LOGO] PHOENIX
       INVESTMENT PARTNERS

                                       PXP 744 (6/99)

Phoenix Investment Partners

Semiannual Report

October 31, 1999

ENGEMANN

Phoenix-Engemann
Small Cap Fund

SENECA

Phoenix-Seneca
Strategic Theme Fund

Phoenix-Seneca
Opportunities Fund

[LOGO] PHOENIX
     INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

  We are pleased to provide this semiannual financial summary for the Phoenix Strategic Equity Series for the six months ended October 31, 1999.

  If you have any questions, please call your financial advisor or a customer service representative at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Strategic Theme Fund.......................................     9
Phoenix-Seneca Equity Opportunities Fund..................................    16
Notes to Financial Statements.............................................    21

PHOENIX-ENGEMANN SMALL CAP FUND

                        INVESTMENTS AT OCTOBER 31, 1999
                                  (UNAUDITED)

                                                       SHARES         VALUE
                                                     -----------   -------------

COMMON STOCKS--90.9%

AIR FREIGHT--1.3%
Expeditors International of Washington,
Inc.....................................                 90,000    $  3,363,750

BIOTECHNOLOGY--1.4%
Coulter Pharmaceutical, Inc.(b).........                 72,000       1,224,000
IDEC Pharmaceuticals Corp.(b)...........                 10,000       1,161,875
Pharmacyclics, Inc.(b)..................                 30,000       1,061,250
                                                                   ------------
                                                                      3,447,125
                                                                   ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.6%
Cumulus Media, Inc.(b)..................                 80,000       2,870,000
Insight Communications Co., Inc.(b).....                 34,500         815,062
Salem Communications Corp.(b)...........                 65,000       1,616,875
Spanish Broadcasting System, Inc.
Class A(b)..............................                 45,000       1,198,125
                                                                   ------------
                                                                      6,500,062
                                                                   ------------
COMMUNICATIONS EQUIPMENT--3.2%
Advanced Fibre Communications,
Inc.(b).................................                 76,000       1,662,500
Netro Corp.(b)..........................                 64,500       1,471,406
Ortel Corp.(b)..........................                150,000       4,968,750
                                                                   ------------
                                                                      8,102,656
                                                                   ------------

COMPUTERS (NETWORKING)--10.0%
Agile Software Corp.(b).................                 24,000       2,352,000
Akamai Technologies, Inc.(b)............                  3,000         435,562
Bluestone Software, Inc.(b).............                 24,000         885,000
Commerce One, Inc.(b)...................                 30,000       5,137,500
ITXC Corp.(b)...........................                 36,000       1,629,000
Intertrust Technologies Corp.(b)........                 12,000         654,000
Interwoven, Inc.(b).....................                 28,000       2,194,500
Keynote Systems, Inc.(b)................                 40,500       1,837,687
NetZero, Inc.(b)........................                 73,300       1,507,231
Women.com Networks, Inc.(b).............                455,930       8,206,740
                                                                   ------------
                                                                     24,839,220
                                                                   ------------

COMPUTERS (SOFTWARE & SERVICES)--17.3%
Abacus Direct Corp.(b)..................                 73,000      10,694,500
BEA Systems, Inc.(b)....................                120,000       5,475,000
Concentric Network Corp.(b).............                 54,000       1,383,750

                                                       SHARES         VALUE
                                                     ----------    ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
E.piphany, Inc.(b)......................                 18,000    $  1,548,000
Edwards (J.D.) & Co.(b).................                140,000       3,351,250
Inktomi Corp.(b)........................                  6,400         649,200
Legato Systems, Inc.(b).................                 69,400       3,730,250
New Era of Networks, Inc.(b)............                 55,000       1,784,062
Peregrine Systems, Inc.(b)..............                150,000       6,581,250
Sapient Corp.(b)........................                 45,000       5,754,375
Verio, Inc.(b)..........................                 60,000       2,238,750
                                                                   ------------
                                                                     43,190,387
                                                                   ------------

CONSUMER FINANCE--3.2%
Metris Companies, Inc...................                230,000       7,920,625

ELECTRICAL EQUIPMENT--4.0%
Advanced Energy Industries, Inc.(b).....                103,000       4,235,875
Flextronics International Ltd.(b).......                 80,000       5,680,000
                                                                   ------------
                                                                      9,915,875
                                                                   ------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--0.8%
NETsilicon, Inc.(b).....................                165,000       2,103,750

ELECTRONICS (INSTRUMENTATION)--0.9%
Meade Instruments Corp.(b)..............                 85,000       2,167,500

ELECTRONICS (SEMICONDUCTORS)--12.7%
Applied Micro Circuits Corp.(b).........                108,000       8,403,750
Conexant Systems, Inc.(b)...............                 70,000       6,536,250
Micrel, Inc.(b).........................                134,000       7,286,250
SDL, Inc.(b)............................                 22,800       2,811,525
TriQuint Semiconductor, Inc.(b).........                 35,750       2,860,000
Vitesse Semiconductor Corp.(b)..........                 80,000       3,670,000
                                                                   ------------
                                                                     31,567,775
                                                                   ------------

EQUIPMENT (SEMICONDUCTOR)--0.7%
Cymer, Inc.(b)..........................                 44,000       1,625,250

FINANCIAL (DIVERSIFIED)--1.7%
Federal Agricultural Mortgage Corp.
Class C(b)..............................                176,000       3,234,000
Pinnacle Holdings, Inc.(b)..............                 45,000       1,080,000
                                                                   ------------
                                                                      4,314,000
                                                                   ------------

                       See Notes to Financial Statements                       3

Phoenix-Engemann Small Cap Fund

                                                       SHARES         VALUE
                                                     ----------    ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
Championship Auto Racing Teams,
Inc.(b).................................                 51,000    $  1,169,813
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.5%
Inhale Therapeutic Systems(b)...........                 40,000       1,102,500
ViroPharma, Inc.(b).....................                  9,000         187,875
                                                                   ------------
                                                                      1,290,375
                                                                   ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
ArthroCare Corp.(b).....................                 21,000       1,522,500

INVESTMENT MANAGEMENT--1.4%
Gabelli Asset Management, Inc.
Class A(b)..............................                241,500       3,607,406

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Pinnacle Oil International, Inc.(b).....                115,000       1,635,156
POWER PRODUCERS (INDEPENDENT)--0.1%
Plug Power, Inc.(b).....................                 22,500         360,000

RAILROADS--1.5%
Kansas City Southern Industries, Inc....                 80,000       3,795,000
RESTAURANTS--1.7%
Cheesecake Factory, Inc. (The)(b).......                139,000       4,256,875

RETAIL (BUILDING SUPPLIES)--0.4%
Fastenal Co.............................                 28,000       1,015,000
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
REX Stores Corp.(b).....................                 33,000         944,625

RETAIL (DISCOUNTERS)--1.5%
99 Cents Only Stores(b).................                124,275       3,712,716

RETAIL (FOOD CHAINS)--2.4%
Smart & Final, Inc.(b)..................                303,832       2,772,467
Whole Foods Market, Inc.(b).............                 95,000       3,230,000
                                                                   ------------
                                                                      6,002,467
                                                                   ------------

RETAIL (SPECIALTY)--7.2%
Cost Plus, Inc.(b)......................                270,000       9,855,000
Linens 'n Things, Inc.(b)...............                 58,000       2,305,500
Lithia Motors, Inc. Class A(b)..........                 75,000       1,495,313
Sonic Automotive, Inc.(b)...............                100,000       1,043,750
eToys, Inc.(b)..........................                 23,000       1,374,250

                                                       SHARES         VALUE
                                                     ----------    ------------
RETAIL (SPECIALTY)--CONTINUED
uBid, Inc.(b)...........................                 48,000    $  1,758,000
                                                                   ------------
                                                                     17,831,813
                                                                   ------------

RETAIL (SPECIALTY-APPAREL)--0.8%
Children's Place Retail Stores, Inc.
(The)(b)................................                 75,000       1,954,688

SERVICES (ADVERTISING/MARKETING)--0.3%
MyPoints.com, Inc.(b)...................                 60,000         810,000

SERVICES (COMMERCIAL & CONSUMER)--4.1%
Charles River Associates, Inc.(b).......                 45,000       1,136,250
Corporate Executive Board Co.
(The)(b)................................                 60,000       2,265,000
MIPS Technologies, Inc. Class A(b)......                103,650       2,992,894
NCO Group, Inc.(b)......................                 92,000       3,898,500
                                                                   ------------
                                                                     10,292,644
                                                                   ------------

SERVICES (COMPUTER SYSTEMS)--3.4%
CyberSource Corp.(b)....................                 49,000       3,111,500
Whittman-Hart, Inc.(b)..................                140,000       5,381,250
                                                                   ------------
                                                                      8,492,750
                                                                   ------------

SERVICES (DATA PROCESSING)--0.6%
Predictive Systems, Inc.(b).............                 19,500         848,250
ZapMe! Corp.(b).........................                 90,000         675,000
                                                                   ------------
                                                                      1,523,250
                                                                   ------------

TELECOMMUNICATIONS (LONG DISTANCE)--1.3%
WinStar Communications, Inc.(b).........                 82,000       3,182,625

TELEPHONE--0.9%
Allied Riser Communications Corp.(b)....                 36,000         650,250
Network Plus Corp.(b)...................                121,000       1,497,375
                                                                   ------------
                                                                      2,147,625
                                                                   ------------

TEXTILES (APPAREL)--0.8%
bebe Stores, Inc.(b)....................                 72,500       1,912,188
- --------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $136,297,347)                                      226,517,491
- --------------------------------------------------------------------------------

4                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                                       SHARES         VALUE
                                                     ----------    ------------

FOREIGN COMMON STOCKS--4.0%

COMMUNICATIONS EQUIPMENT--1.5%
Research in Motion Ltd. (Canada)(b).....                120,000    $  3,724,251
INSURANCE (LIFE/HEALTH)--0.4%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)........................                 49,000         986,125

OIL & GAS (EXPLORATION & PRODUCTION)--1.9%
Encal Energy Ltd. (Canada)(b)...........              1,000,000       4,589,027

SERVICES (DATA PROCESSING)--0.2%
Trintech Group PLC Sponsored ADR
(Germany)(b)............................                 30,000         528,750
- --------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,535,786)                                          9,828,153
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.9%
(IDENTIFIED COST $142,833,133)                                      236,345,644
- --------------------------------------------------------------------------------

                                          STANDARD     PAR
                                          & POOR'S    VALUE
                                           RATING     (000)          VALUE
                                          --------  -----------   ---------------

SHORT-TERM OBLIGATIONS--4.8%

COMMERCIAL PAPER--4.2%
Coca Cola Co. 5.27%, 11/1/99............    A-1+    $    6,365    $  6,365,000
Koch Industries, Inc. 5.34%, 11/1/99....    A-1+         4,055       4,055,000
                                                                  ------------
                                                                    10,420,000
                                                                  ------------

FEDERAL AGENCY SECURITIES--0.6%
FMC Discount Note 5.16%, 11/1/99........                 1,635       1,635,000
- ---------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $12,055,000)                                       12,055,000
- ---------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $154,888,133)                                     248,400,644(a)
Cash and receivables, less liabilities--0.3%                           794,198
                                                                  ------------
NET ASSETS--100.0%                                                $249,194,842
                                                                  ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $98,360,705 and gross depreciation of $5,818,804 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $155,858,743.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $154,888,133)                              $  248,400,644
Cash                                                                 303,105
Receivables
  Fund shares sold                                                 2,773,743
  Investment securities sold                                       1,764,672
Prepaid expenses                                                       4,528
                                                              --------------
    Total assets                                                 253,246,692
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  3,253,262
  Fund shares repurchased                                            295,676
  Transfer agent fee                                                 142,263
  Investment advisory fee                                            138,213
  Distribution fee                                                   104,913
  Financial agent fee                                                 18,786
  Trustees' fee                                                        5,390
Accrued expenses                                                      93,347
                                                              --------------
    Total liabilities                                              4,051,850
                                                              --------------
NET ASSETS                                                    $  249,194,842
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  183,661,374
Undistributed net investment loss                                 (1,725,752)
Accumulated net realized loss                                    (26,253,291)
Net unrealized appreciation                                       93,512,511
                                                              --------------
NET ASSETS                                                    $  249,194,842
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $146,949,687)                                        7,255,402
Net asset value per share                                             $20.25
Offering price per share $20.25/(1-4.75%)                             $21.26
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $102,245,155)                                        5,226,263
Net asset value and offering price per share                          $19.56

                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $      147,458
Dividends                                                             48,227
                                                              --------------
    Total investment income                                          195,685
                                                              --------------
EXPENSES
Investment advisory fee                                              791,025
Distribution fee, Class A                                            151,332
Distribution fee, Class B                                            449,372
Financial agent                                                      104,364
Transfer agent                                                       327,572
Printing                                                              37,619
Professional                                                          19,804
Registration                                                          16,683
Custodian                                                              9,653
Trustees                                                               8,689
Miscellaneous                                                          5,324
                                                              --------------
    Total expenses                                                 1,921,437
                                                              --------------
NET INVESTMENT LOSS                                               (1,725,752)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (944,423)
Net realized gain on foreign currency transactions                       668
Net change in unrealized appreciation (depreciation) on
  investments                                                     58,716,695
                                                              --------------
NET GAIN ON INVESTMENTS                                           57,772,940
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   56,047,188
                                                              ==============

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            10/31/99     Year Ended
                                          (Unaudited)      4/30/99
                                          ------------  -------------
FROM OPERATIONS
  Net investment income (loss)            $ (1,725,752) $  (3,189,899)
  Net realized gain (loss)                    (943,755)   (24,983,780)
  Net change in unrealized appreciation
    (depreciation)                          58,716,695      6,208,917
                                          ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               56,047,188    (21,964,762)
                                          ------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                       --     (5,773,229)
  Net realized gains, Class B                       --     (4,219,826)
                                          ------------  -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                   --     (9,993,055)
                                          ------------  -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (16,115,590 and 18,013,110 shares,
    respectively)                          273,409,835    273,064,204
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 360,829 shares, respectively)            --      5,383,573
  Cost of shares repurchased (16,569,477
    and 22,385,155 shares, respectively)  (280,818,977)  (343,459,404)
                                          ------------  -------------
Total                                       (7,409,142)   (65,011,627)
                                          ------------  -------------
CLASS B
  Proceeds from sales of shares (498,510
    and 987,925 shares, respectively)        8,340,399     14,507,598
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 243,730 shares, respectively)            --      3,536,528
  Cost of shares repurchased (1,127,028
    and 4,075,435 shares, respectively)    (18,445,649)   (61,757,518)
                                          ------------  -------------
Total                                      (10,105,250)   (43,713,392)
                                          ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (17,514,392)  (108,725,019)
                                          ------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS     38,532,796   (140,682,836)
NET ASSETS
  Beginning of period                      210,662,046    351,344,882
                                          ------------  -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($1,725,752) AND $0, RESPECTIVELY]    $249,194,842  $ 210,662,046
                                          ============  =============

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                          ----------------------------------------------------------------
                                          SIX MONTHS                                              FROM
                                             ENDED             YEAR ENDED APRIL 30              INCEPTION
                                           10/31/99     ---------------------------------      10/16/95 TO
                                          (UNAUDITED)      1999         1998         1997        4/30/96
Net asset value, beginning of period        $15.74      $ 17.37      $ 14.13      $ 16.74          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.11)(5)    (0.14)(5)    (0.08)(5)    (0.05)(5)       (0.04)(1)(5)
  Net realized and unrealized gain
    (loss)                                    4.62        (0.88)        6.80        (2.53)           6.79
                                            ------      -------      -------      -------          ------
      TOTAL FROM INVESTMENT
        OPERATIONS                            4.51        (1.02)        6.72        (2.58)           6.75
                                            ------      -------      -------      -------          ------
LESS DISTRIBUTIONS
  Dividends from net realized gains             --        (0.61)       (3.48)       (0.02)             --
  In excess of net investment income            --           --           --           --           (0.01)
  In excess of net realized gains               --           --           --        (0.01)             --
                                            ------      -------      -------      -------          ------
      TOTAL DISTRIBUTIONS                       --        (0.61)       (3.48)       (0.03)          (0.01)
                                            ------      -------      -------      -------          ------
Change in net asset value                     4.51        (1.63)        3.24        (2.61)           6.74
                                            ------      -------      -------      -------          ------
NET ASSET VALUE, END OF PERIOD              $20.25      $ 15.74      $ 17.37      $ 14.13          $16.74
                                            ======      =======      =======      =======          ======
Total return(2)                              28.72 %(4)   (5.66)%      52.33 %     (15.43)%         67.48 %(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $146,950      $121,313     $203,560     $155,089        $98,372
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.50 %(3)    1.46 %(6)    1.31 %       1.37 %          1.50 %(3)
  Net investment income (loss)               (1.31)%(3)   (0.95)%      (0.48)%      (0.28)%         (0.53)%(3)
Portfolio turnover                              53 %(4)     276 %        498 %        325 %           103 %(4)

                                                                     CLASS B
                                          --------------------------------------------------------------
                                          SIX MONTHS                                            FROM
                                             ENDED            YEAR ENDED APRIL 30             INCEPTION
                                           10/31/99     -------------------------------      10/16/95 TO
                                          (UNAUDITED)     1999         1998        1997        4/30/96
Net asset value, beginning of period        $15.26      $16.99      $ 13.98      $16.68          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.17)(5)   (0.25)(5)    (0.21)(5)   (0.17)(5)       (0.09)(1)(5)
  Net realized and unrealized gain
    (loss)                                    4.47       (0.87)        6.70       (2.50)           6.77
                                            ------      ------      -------      ------          ------
      TOTAL FROM INVESTMENT
        OPERATIONS                            4.30       (1.12)        6.49       (2.67)           6.68
                                            ------      ------      -------      ------          ------
LESS DISTRIBUTIONS
  Dividends from net realized gains             --       (0.61)       (3.48)      (0.02)             --
  In excess of net realized gains               --          --           --       (0.01)             --
                                            ------      ------      -------      ------          ------
      TOTAL DISTRIBUTIONS                       --       (0.61)       (3.48)      (0.03)             --
                                            ------      ------      -------      ------          ------
Change in net asset value                     4.30       (1.73)        3.01       (2.70)           6.68
                                            ------      ------      -------      ------          ------
NET ASSET VALUE, END OF PERIOD              $19.56      $15.26      $ 16.99      $13.98          $16.68
                                            ======      ======      =======      ======          ======
Total return(2)                              28.24 %(4)  (6.39)%      51.16 %    (16.03)%         66.80 %(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $102,245      $89,349     $147,785     $97,647        $45,168
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.24 %(3)   2.21 %(6)    2.06 %      2.12 %          2.26 %(3)
  Net investment income (loss)               (2.06)%(3)  (1.70)%      (1.22)%     (1.03)%         (1.44)%(3)
Portfolio turnover                              53 %(4)    276 %        498 %       325 %           103 %(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                        INVESTMENTS AT OCTOBER 31, 1999
                                  (UNAUDITED)

                                                      SHARES        VALUE
                                                     ---------   -------------

COMMON STOCKS--85.0%
ALUMINUM--3.4%
Alcoa, Inc..............................              119,850    $  7,280,887

BROADCASTING (TELEVISION, RADIO & CABLE)--6.2%
AMFM, Inc.(b)...........................               57,500       4,025,000
EchoStar Communications Corp.(b)........              152,200       9,417,375
                                                                 ------------
                                                                   13,442,375
                                                                 ------------

CHEMICALS--3.2%
Dow Chemical Co.........................               59,000       6,976,750

COMMUNICATIONS EQUIPMENT--9.0%
General Motors Corp. Class H(b).........              146,000      10,630,625
Motorola, Inc...........................               89,000       8,671,937
                                                                 ------------
                                                                   19,302,562
                                                                 ------------
COMPUTERS (HARDWARE)--6.5%
Extreme Networks, Inc.(b)...............               30,700       2,465,594
Sun Microsystems, Inc.(b)...............              109,600      11,597,050
                                                                 ------------
                                                                   14,062,644
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--4.3%
Microsoft Corp.(b)......................              100,600       9,311,787

ELECTRICAL EQUIPMENT--2.7%
General Electric Co.....................               43,300       5,869,856
ELECTRONICS (SEMICONDUCTORS)--11.3%
Intel Corp..............................               54,400       4,212,600
LSI Logic Corp.(b)......................              150,950       8,028,653
Texas Instruments, Inc..................              135,000      12,116,250
                                                                 ------------
                                                                   24,357,503
                                                                 ------------

EQUIPMENT (SEMICONDUCTOR)--7.3%
Applied Materials, Inc.(b)..............              119,100      10,696,669

                                                      SHARES        VALUE
                                                     --------    ------------
EQUIPMENT (SEMICONDUCTOR)--CONTINUED
Teradyne, Inc.(b).......................              129,200    $  4,974,200
                                                                 ------------
                                                                   15,670,869
                                                                 ------------

FINANCIAL (DIVERSIFIED)--6.1%
Citigroup, Inc..........................               89,550       4,846,894
Morgan Stanley Dean Witter & Co.........               75,300       8,306,531
                                                                 ------------
                                                                   13,153,425
                                                                 ------------

HEALTH CARE (DIVERSIFIED)--1.8%
Johnson & Johnson.......................               37,000       3,875,750

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
VISX, Inc.(b)...........................               79,500       4,973,719

OIL & GAS (DRILLING & EQUIPMENT)--6.7%
Baker Hughes, Inc.......................              260,200       7,269,337
Halliburton Co..........................              193,000       7,273,687
                                                                 ------------
                                                                   14,543,024
                                                                 ------------

RETAIL (COMPUTERS & ELECTRONICS)--5.3%
Best Buy Co., Inc.(b)...................               31,160       1,731,328
Tandy Corp..............................              155,000       9,755,313
                                                                 ------------
                                                                   11,486,641
                                                                 ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--5.4%
Nextel Communications, Inc.(b)..........               46,500       4,007,719
Sprint Corp. (PCS Group)(b).............               92,000       7,630,250
                                                                 ------------
                                                                   11,637,969
                                                                 ------------

TELECOMMUNICATIONS (LONG DISTANCE)--3.5%
MCI WorldCom, Inc.(b)...................               87,240       7,486,283
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $152,539,053)                                    183,432,044
- ------------------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Seneca Strategic Theme Fund

                                                      SHARES        VALUE
                                                     --------    ------------

FOREIGN COMMON STOCKS--9.2%

COMMUNICATIONS EQUIPMENT--9.2%
Nokia Oyj Sponsored ADR (Finland).......               92,900    $ 10,735,756
Nortel Networks Corp. (Canada)..........              147,000       9,104,813
- ------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $15,144,613)                                      19,840,569
- ------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.2%
(IDENTIFIED COST $167,683,666)                                    203,272,613
- ------------------------------------------------------------------------------

                                          STANDARD   PAR
                                          & POOR'S  VALUE
                                           RATING   (000)        VALUE
                                          --------  -------   ---------------

SHORT-TERM OBLIGATIONS--3.4%

COMMERCIAL PAPER--3.4%
Koch Industries, Inc. 5.34%, 11/1/99....    A-1+    $3,245    $  3,245,000
Albertson's, Inc. 5.30%, 11/2/99........    A-1      1,500       1,499,779
Gannett Co., Inc. 5.30%, 11/5/99........    A-1      1,575       1,574,072
Private Export Funding Corp. 5.28%,
11/9/99.................................    A-1+     1,000         998,827
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,317,678)                                     7,317,678
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--97.6%
(IDENTIFIED COST $175,001,344)                                 210,590,291(a)
Cash and receivables, less liabilities--2.4%                     5,119,651
                                                              ------------
NET ASSETS--100.0%                                            $215,709,942
                                                              ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,289,866 and gross depreciation of $5,089,260 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $175,389,685.
(b)  Non-income producing.

10
                       See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $175,001,344)                              $  210,590,291
Cash                                                                   1,622
Receivables
  Investment securities sold                                       7,716,073
  Fund shares sold                                                   170,369
  Dividends and interest                                              20,475
Prepaid expenses                                                       2,630
                                                              --------------
    Total assets                                                 218,501,460
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,408,992
  Fund shares repurchased                                             55,840
  Investment advisory fee                                            129,545
  Distribution fee                                                    99,395
  Transfer agent fee                                                  30,643
  Financial agent fee                                                 20,848
  Trustees' fee                                                        4,481
Accrued expenses                                                      41,774
                                                              --------------
    Total liabilities                                              2,791,518
                                                              --------------
NET ASSETS                                                    $  215,709,942
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  149,181,334
Undistributed net investment loss                                   (945,236)
Accumulated net realized gain                                     31,884,897
Net unrealized appreciation                                       35,588,947
                                                              --------------
NET ASSETS                                                    $  215,709,942
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $122,198,546)                                        6,634,775
Net asset value per share                                             $18.42
Offering price per share $18.42/(1-4.75%)                             $19.34
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $92,047,015)                                         5,165,204
Net asset value per share and offering per share                      $17.82
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $1,464,381)                                             82,170
Net asset value per share and offering per share                      $17.82

                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      445,358
Interest                                                             270,826
                                                              --------------
    Total investment income                                          716,184
                                                              --------------
EXPENSES
Investment advisory fee                                              759,686
Distribution fee, Class A                                            142,901
Distribution fee, Class B                                            436,497
Distribution fee, Class C                                              4,814
Financial agent fee                                                  104,205
Transfer agent                                                       136,846
Registration                                                          22,685
Printing                                                              19,857
Professional                                                          15,049
Custodian                                                              9,084
Trustees                                                               8,571
Miscellaneous                                                          3,913
                                                              --------------
    Total expenses                                                 1,664,108
    Custodian fees paid indirectly                                    (2,688)
                                                              --------------
    Net expenses                                                   1,661,420
                                                              --------------
NET INVESTMENT LOSS                                                 (945,236)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   32,263,878
Net change in unrealized appreciation (depreciation) on
  investments                                                    (12,116,802)
                                                              --------------
NET GAIN ON INVESTMENTS                                           20,147,076
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   19,201,840
                                                              ==============

                       See Notes to Financial Statements                      11

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            10/31/99     Year Ended
                                          (Unaudited)     4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (945,236) $ (1,592,337)
  Net realized gain (loss)                  32,263,878    18,354,872
  Net change in unrealized appreciation
    (depreciation)                         (12,116,802)   38,225,117
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               19,201,840    54,987,652
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (9,383,652)   (6,923,924)
  Net realized gains, Class B               (7,340,312)   (5,772,230)
  Net realized gains, Class C                 (103,337)      (28,108)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (16,827,301)  (12,724,262)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,478,273 and 3,919,529 shares,
    respectively)                           27,016,064    64,808,215
  Net asset value of shares issued from
    reinvestment of distributions
    (510,078 and 419,976 shares,
    respectively)                            8,982,584     6,560,032
  Cost of shares repurchased (1,272,801
    and 4,982,395 shares, respectively)    (23,340,769)  (76,814,571)
                                          ------------  ------------
Total                                       12,657,879    (5,446,324)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (424,048
    and 819,204 shares, respectively)        7,538,687    13,391,640
  Net asset value of shares issued from
    reinvestment of distributions
    (378,552 and 329,762 shares,
    respectively)                            6,454,296     5,028,874
  Cost of shares repurchased (410,260
    and 1,286,009 shares, respectively)     (7,350,883)  (18,585,029)
                                          ------------  ------------
Total                                        6,642,100      (164,515)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (43,077
    and 36,724 shares, respectively)           772,709       589,799
  Net asset value of shares issued from
    reinvestment of distributions
    (5,562 and 1,354 shares,
    respectively)                               94,887        20,648
  Cost of shares repurchased (4,877 and
    19,484 shares, respectively)               (83,057)     (266,095)
                                          ------------  ------------
Total                                          784,539       344,352
                                          ------------  ------------
CLASS M
  Cost of shares repurchased (0 and
    16,288 shares, respectively)                    --      (223,551)
                                          ------------  ------------
Total                                               --      (223,551)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      20,084,518    (5,490,038)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     22,459,057    36,773,352
NET ASSETS
  Beginning of period                      193,250,885   156,477,533
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($945,236) AND $0, RESPECTIVELY]      $215,709,942  $193,250,885
                                          ============  ============

12                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                         YEAR ENDED APRIL 30               FROM INCEPTION
                                          10/31/99            -------------------------------------------   10/16/95 TO
                                          (UNAUDITED)              1999            1998           1997      4/30/96
Net asset value, beginning of period      $   18.22           $   13.70        $  12.03       $  12.37      $  10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                (0.06)(5)           (0.11)(5)       (0.04)(5)       0.06(5)       0.00(1)(5)
  Net realized and unrealized gain
    (loss)                                     1.80                6.03            4.03          (0.38)         2.39
                                          ---------           ---------        --------       --------      --------
      TOTAL FROM INVESTMENT OPERATIONS         1.74                5.92            3.99          (0.32)         2.39
                                          ---------           ---------        --------       --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --                  --              --          (0.01)           --
  Dividends from net realized gains           (1.54)              (1.40)          (2.29)            --            --
  In excess of net investment income             --                  --           (0.03)            --            --
  In excess of net realized gains                --                  --              --          (0.01)           --
  Tax return of capital                          --                  --              --             --         (0.02)
                                          ---------           ---------        --------       --------      --------
      TOTAL DISTRIBUTIONS                     (1.54)              (1.40)          (2.32)         (0.02)        (0.02)
                                          ---------           ---------        --------       --------      --------
  Change in net asset value                    0.20                4.52            1.67          (0.34)         2.37
                                          ---------           ---------        --------       --------      --------
NET ASSET VALUE, END OF PERIOD            $   18.42           $   18.22        $  13.70       $  12.03      $  12.37
                                          =========           =========        ========       ========      ========
Total return(2)                                9.95 %(4)          44.91 %         36.22 %        (2.57)%       23.89 %(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $122,199            $107,871         $89,884        $77,827       $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.31 %(3)(7)        1.38 %(7)       1.33 %         1.40 %        1.40 %(3)
  Net investment income (loss)                (0.60)%(3)          (0.72)%         (0.26)%         0.49 %       (0.09)%(3)
Portfolio turnover                              110 %(4)            205 %           618 %          532 %         175 %(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      13

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                          ------------------------------------------------------------------------------
                                          SIX MONTHS
                                           ENDED                        YEAR ENDED APRIL 30              FROM INCEPTION
                                          10/31/99           -----------------------------------------   10/16/95 TO
                                          (UNAUDITED)            1999           1998          1997       4/30/96
Net asset value, beginning of period      $  17.75           $  13.46       $  11.91      $  12.33       $  10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)               (0.12)(5)          (0.22)(5)      (0.14)(5)     (0.03)(5)      (0.06)(1)(5)
  Net realized and unrealized gain
    (loss)                                    1.73               5.91           3.98         (0.38)          2.40
                                          --------           --------       --------      --------       --------
      TOTAL FROM INVESTMENT OPERATIONS        1.61               5.69           3.84(5)      (0.41)          2.34
                                          --------           --------       --------      --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income          --                 --             --            --             --
  Dividends from net realized gains          (1.54)             (1.40)         (2.29)           --             --
  In excess of net investment income            --                 --             --            --             --
  In excess of net realized gains               --                 --             --         (0.01)            --
  Tax return of capital                         --                 --             --            --          (0.01)
                                          --------           --------       --------      --------       --------
      TOTAL DISTRIBUTIONS                    (1.54)             (1.40)         (2.29)        (0.01)         (0.01)
                                          --------           --------       --------      --------       --------
  Change in net asset value                   0.07               4.29           1.55         (0.42)          2.33
                                          --------           --------       --------      --------       --------
NET ASSET VALUE, END OF PERIOD            $  17.82           $  17.75       $  13.46      $  11.91       $  12.33
                                          ========           ========       ========      ========       ========
Total return(2)                               9.47 %(4)         43.98 %        35.18 %       (3.31)%        23.41 %(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $92,047            $84,698        $66,107       $49,843        $11,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.06 %(3)(7)       2.13 %(7)      2.08 %        2.15 %         2.16 %(3)
  Net investment income (loss)               (1.35)%(3)         (1.48)%        (1.02)%       (0.23)%        (1.06)%(3)
Portfolio turnover                             110 %(4)           205 %          618 %         532 %          175 %(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

14                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS C
                                                ------------------------------------------
                                                SIX MONTHS                         FROM
                                                   ENDED            YEAR        INCEPTION
                                                 10/31/99           ENDED       11/3/97 TO
                                                (UNAUDITED)        4/30/99       4/30/98
Net asset value, beginning of period              $17.75           $13.47         $14.93
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                     (0.12)(4)        (0.22)(4)      (0.05)(4)
  Net realized and unrealized gain
    (loss)                                          1.73             5.90           0.88
                                                  ------           ------         ------
      TOTAL FROM INVESTMENT OPERATIONS              1.61             5.68           0.83
                                                  ------           ------         ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                (1.54)           (1.40)         (2.29)
                                                  ------           ------         ------
      TOTAL DISTRIBUTIONS                          (1.54)           (1.40)         (2.29)
                                                  ------           ------         ------
Change in net asset value                           0.07             4.28          (1.46)
                                                  ------           ------         ------
NET ASSET VALUE, END OF PERIOD                    $17.82           $17.75         $13.47
                                                  ======           ======         ======
Total return(1)                                     9.47 %(3)       43.87 %         7.92 %(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $1,464             $682           $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.06 %(2)(6)     2.13 %(6)      2.08 %(2)
  Net investment income (loss)                     (1.36)%(2)       (1.47)%        (0.87)%(2)
Portfolio turnover                                   110 %(3)         205 %          618 %(3)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      15

PHOENIX-SENECA EQUITY OPPORTUNITIES FUND

                        INVESTMENTS AT OCTOBER 31, 1999
                                  (UNAUDITED)


                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--82.5%

ALUMINUM--1.8%
Alcoa, Inc..............................        67,800  $  4,118,850
BANKS (MAJOR REGIONAL)--2.9%
Mellon Financial Corp...................       178,630     6,598,146

BROADCASTING (TELEVISION, RADIO & CABLE)--3.5%
AMFM, Inc.(b)...........................       112,110     7,847,700

CHEMICALS -- 2.0%
Dow Chemical Co.........................        37,380     4,420,185

COMMUNICATIONS EQUIPMENT--7.0%
General Motors Corp. Class H(b).........        99,220     7,224,456
Motorola, Inc...........................        82,510     8,039,568
Sycamore Networks, Inc.(b)..............         2,330       500,950
                                                        ------------
                                                          15,764,974
                                                        ------------

COMPUTERS (HARDWARE)--2.6%
Sun Microsystems, Inc.(b)...............        54,130     5,727,631

COMPUTERS (NETWORKING)--3.1%
Cisco Systems, Inc.(b)..................        79,476     5,881,224
Internap Network Services Corp.(b)......        11,410     1,053,999
                                                        ------------
                                                           6,935,223
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--3.9%
Microsoft Corp.(b)......................        94,400     8,737,900

ELECTRICAL EQUIPMENT--4.2%
General Electric Co.....................        70,000     9,489,375

ELECTRONICS (SEMICONDUCTORS)--1.3%
Intel Corp..............................        37,600     2,911,650

FINANCIAL (DIVERSIFIED)--8.1%
Citigroup, Inc..........................       172,605     9,342,246
Morgan Stanley Dean Witter & Co.........        79,690     8,790,803
                                                        ------------
                                                          18,133,049
                                                        ------------
FOODS--2.0%
General Mills, Inc......................        52,050     4,538,109

                                               SHARES      VALUE
                                              --------  ------------

HEALTH CARE (DIVERSIFIED)--6.6%
Bristol-Myers Squibb Co.................       110,000  $  8,449,375
Johnson & Johnson.......................        60,960     6,385,560
                                                        ------------
                                                          14,834,935
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.9%
Merck & Co., Inc........................        82,840     6,590,957

HOUSEHOLD PRODUCTS (NON-DURABLE)--2.5%
Procter & Gamble Co. (The)..............        52,430     5,498,596

OIL & GAS (DRILLING & EQUIPMENT)--5.0%
Baker Hughes, Inc.......................       176,620     4,934,321
Halliburton Co..........................       165,410     6,233,889
                                                        ------------
                                                          11,168,210
                                                        ------------

OIL (INTERNATIONAL INTEGRATED)--2.9%
Texaco, Inc.............................       104,640     6,422,280

RETAIL (BUILDING SUPPLIES)--1.2%
Lowe's Companies, Inc...................        47,560     2,615,800

RETAIL (COMPUTERS & ELECTRONICS)--3.6%
Tandy Corp..............................       128,010     8,056,629

RETAIL (GENERAL MERCHANDISE)--2.6%
Wal-Mart Stores, Inc....................       100,100     5,718,213

RETAIL (SPECIALTY-APPAREL)--2.2%
TJX Companies, Inc. (The)...............       177,950     4,826,894

SERVICES (ADVERTISING/MARKETING)--4.1%
Outdoor Systems, Inc.(b)................       217,360     9,210,630

TELECOMMUNICATIONS (LONG DISTANCE)--3.6%
MCI WorldCom, Inc.(b)...................        95,030     8,154,762

TELEPHONE--2.9%
Bell Atlantic Corp......................        98,640     6,405,435
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $140,768,613)                           184,726,133
- --------------------------------------------------------------------

16                     See Notes to Financial Statements

Phoenix-Seneca Equity Opportunities Fund


                                               SHARES      VALUE
                                              --------  ------------
FOREIGN COMMON STOCKS--11.1%

COMMUNICATIONS EQUIPMENT--8.0%
Nokia Oyj Sponsored ADR (Finland).......        75,340  $  8,706,479
Nortel Networks Corp. (Canada)..........       149,220     9,242,314
                                                        ------------
                                                          17,948,793
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--3.1%
STMicroelectronics NV (Netherlands).....        76,400     6,942,850
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $19,270,683)                             24,891,643
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.6%
(IDENTIFIED COST $160,039,296)                           209,617,776
- --------------------------------------------------------------------

                                          STANDARD   PAR
                                          & POOR'S  VALUE
                                           RATING   (000)      VALUE
                                           ------   ------  ------------
SHORT-TERM OBLIGATIONS--4.3%

COMMERCIAL PAPER--4.3%
General Electric Capital Corp. 5.25%,
11/1/99.................................    A-1+    $3,565  $  3,565,000

Enterprise Funding Corp. 5.30%,
11/2/99.................................    A-1      3,000     2,999,558
Merrill Lynch & Co., Inc. 5.33%,
11/3/99.................................    A-1+     3,140     3,139,070
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,703,628)                                   9,703,628
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--97.9%
(IDENTIFIED COST $169,742,924)                               219,321,404(a)
Cash and receivables, less liabilities--2.1%                   4,593,343
                                                            ------------
NET ASSETS--100.0%                                          $223,914,747
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $52,558,227 and gross depreciation of $3,245,748 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $170,008,925.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Seneca Equity Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $169,742,924)                              $  219,321,404
Cash                                                                   5,777
Receivables
  Investment securities sold                                       4,798,059
  Dividends and interest                                             166,085
  Fund shares sold                                                       149
Prepaid expenses                                                       3,553
                                                              --------------
    Total assets                                                 224,295,027
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                     39,905
  Fund shares repurchased                                             42,460
  Investment advisory fee                                            124,983
  Distribution fee                                                    46,468
  Transfer agent fee                                                  37,735
  Financial agent fee                                                 18,225
  Trustees' fee                                                        5,390
Accrued expenses                                                      65,114
                                                              --------------
    Total liabilities                                                380,280
                                                              --------------
NET ASSETS                                                    $  223,914,747
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 151,463,293
Undistributed net investment loss                                   (343,592)
Accumulated net realized gain                                     23,216,566
Net unrealized appreciation                                       49,578,480
                                                              --------------
NET ASSETS                                                    $  223,914,747
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $220,832,264)                                       23,103,652
Net asset value per share                                              $9.56
Offering price per share $9.56/(1-4.75%)                              $10.04
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $3,082,483)                                            337,793
Net asset value and offering price per share                           $9.13

                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      784,479
Interest                                                             176,940
                                                              --------------
    Total investment income                                          961,419
                                                              --------------
EXPENSES
Investment advisory fee                                              733,444
Distribution fee, Class A                                            258,456
Distribution fee, Class B                                             13,952
Financial agent fee                                                  104,353
Transfer agent                                                       124,128
Printing                                                              19,773
Professional                                                          16,188
Registration                                                          15,296
Trustees                                                               8,688
Custodian                                                              6,907
Miscellaneous                                                          3,826
                                                              --------------
    Total expenses                                                 1,305,011
                                                              --------------
NET INVESTMENT LOSS                                                 (343,592)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   23,495,759
Net change in unrealized appreciation (depreciation) on
  investments                                                      4,991,778
                                                              --------------
NET GAIN ON INVESTMENTS                                           28,487,537
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   28,143,945
                                                              ==============

18                     See Notes to Financial Statements

Phoenix-Seneca Equity Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            10/31/99     Year Ended
                                          (Unaudited)     4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (343,592) $   (414,880)
  Net realized gain (loss)                  23,495,759     8,800,896
  Net change in unrealized appreciation
    (depreciation)                           4,991,778    22,526,413
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               28,143,945    30,912,429
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (8,212,238)  (14,338,287)
  Net realized gains, Class B                 (116,465)     (184,555)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (8,328,703)  (14,522,842)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (152,954
    and 776,243 shares, respectively)        1,403,922     6,205,793
  Net asset value of shares issued from
    reinvestment of distributions
    (693,792 and 1,318,749 shares,
    respectively)                            6,056,802    10,444,800
  Cost of shares repurchased (887,538
    and 3,121,846 shares, respectively)     (7,981,804)  (25,370,488)
                                          ------------  ------------
Total                                         (521,080)   (8,719,895)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (42,968
    and 113,886 shares, respectively)          375,318       896,049
  Net asset value of shares issued from
    reinvestment of distributions
    (11,931 and 20,248 shares,
    respectively)                               99,504       154,289
  Cost of shares repurchased (36,972 and
    77,292 shares, respectively)              (320,018)     (601,028)
                                          ------------  ------------
Total                                          154,804       449,310
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        (366,276)   (8,270,585)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     19,448,966     8,119,002
NET ASSETS
  Beginning of period                      204,465,781   196,346,779
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($343,592) AND $0, RESPECTIVELY]      $223,914,747  $204,465,781
                                          ============  ============

                       See Notes to Financial Statements                      19

Phoenix-Seneca Equity Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                               YEAR ENDED APRIL 30,
                                          10/31/99         --------------------------------------------------------------
                                          (UNAUDITED)           1999             1998            1997            1996
Net asset value, beginning of period      $    8.72        $    8.04        $    6.89       $    8.81       $    7.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                (0.01)(4)        (0.02)(4)        (0.04)(4)       (0.03)(4)       (0.04)(4)
  Net realized and unrealized gain
    (loss)                                     1.21             1.33             2.82           (0.90)           2.34
                                          ---------        ---------        ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS         1.20             1.31             2.78           (0.93)           2.30
                                          ---------        ---------        ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income           --               --               --              --              --
  Dividends from net realized gains           (0.36)           (0.63)           (1.63)          (0.94)          (0.89)
  In excess of net realized gains                --               --               --           (0.05)             --
                                          ---------        ---------        ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                     (0.36)           (0.63)           (1.63)          (0.99)          (0.89)
                                          ---------        ---------        ---------       ---------       ---------
Change in net asset value                      0.84             0.68             1.15           (1.92)           1.41
                                          ---------        ---------        ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD            $    9.56        $    8.72        $    8.04       $    6.89       $    8.81
                                          =========        =========        =========       =========       =========
Total return(1)                               14.20 %(3)       17.08 %          44.66 %        (12.19)%         32.86 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $220,832         $201,789         $194,296        $163,396        $213,600
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.23 %(2)        1.24 %(5)        1.18 %          1.23 %          1.25 %
  Net investment income (loss)                (0.32)%(2)       (0.21)%          (0.55)%         (0.39)%         (0.53)%
Portfolio turnover                               67 %(3)         143 %            371 %           412 %           302 %


                                               1995
Net asset value, beginning of period      $    7.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.04
  Net realized and unrealized gain
    (loss)                                     0.58
                                          ---------
      TOTAL FROM INVESTMENT OPERATIONS         0.62
                                          ---------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.05)
  Dividends from net realized gains           (0.48)
  In excess of net realized gains                --
                                          ---------
      TOTAL DISTRIBUTIONS                     (0.53)
                                          ---------
Change in net asset value                      0.09
                                          ---------
NET ASSET VALUE, END OF PERIOD            $    7.40
                                          =========
Total return(1)                                9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $179,666
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.32%
  Net investment income (loss)                 0.60%
Portfolio turnover                              358%

                                                                                CLASS B
                                          -----------------------------------------------------------------------------------
                                          SIX MONTHS                                                               FROM
                                           ENDED                          YEAR ENDED APRIL 30,                    INCEPTION
                                          10/31/99       ------------------------------------------------------   7/19/94 TO
                                          (UNAUDITED)       1999           1998          1997          1996       4/30/95
Net asset value, beginning of period      $  8.37        $  7.80        $  6.77       $  8.73       $  7.39       $ 7.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              (0.05)(4)      (0.08)(4)      (0.10)(4)     (0.09)(4)     (0.10)(4)     0.00
  Net realized and unrealized gain
    (loss)                                   1.17           1.28           2.76         (0.88)         2.33         0.59
                                          -------        -------        -------       -------       -------       ------
      TOTAL FROM INVESTMENT OPERATIONS       1.12           1.20           2.66         (0.97)         2.23         0.59
                                          -------        -------        -------       -------       -------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income         --             --             --            --            --           --
  Dividends from net realized gains         (0.36)         (0.63)         (1.63)        (0.94)        (0.89)       (0.48)
  In excess of net realized gains              --             --             --         (0.05)           --           --
                                          -------        -------        -------       -------       -------       ------
      TOTAL DISTRIBUTIONS                   (0.36)         (0.63)         (1.63)        (0.99)        (0.89)       (0.48)
                                          -------        -------        -------       -------       -------       ------
Change in net asset value                    0.76           0.57           1.03         (1.96)         1.34         0.11
                                          -------        -------        -------       -------       -------       ------
NET ASSET VALUE, END OF PERIOD            $  9.13        $  8.37        $  7.80       $  6.77       $  8.73       $ 7.39
                                          =======        =======        =======       =======       =======       ======
Total return(1)                             13.84 %(3)     16.18 %        43.58 %      (12.79)%       31.92 %       8.69 %(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $ 3,083        $ 2,677        $ 2,051       $ 1,666       $ 1,348       $  525
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.98 %(2)      1.99 %(5)      1.93 %        1.98 %        2.06 %       2.15 %(2)
  Net investment income (loss)              (1.06)%(2)     (0.97)%        (1.30)%       (1.15)%       (1.18)%      (0.06)%(2)
Portfolio turnover                             67 %(3)       143 %          371 %         412 %         302 %        358 %

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20
                       See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Fund seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under t e direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (UNAUDITED) (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
- ----                                 --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Strategic Theme Fund...............   0.75%      0.70%      0.65%
Equity Opportunities Fund..........   0.70%      0.65%      0.60%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Equity Opportunities Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $18,608 for Class A shares and deferred sales charges of $307,244 for Class B shares and $590 for Class C shares, for the six months ended October 31, 1999. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the six months ended October 31, 1999, $825,868 was earned by the Distributor, $567,456 was earned by unaffiliated participants and $64,000 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended October 31, 1999, transfer agent fees were $588,546 of which PEPCO retained $258,347 which is net of the fees paid to State Street.

  At October 31, 1999, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Equity Opportunities Fund--Class A.......      173    $  1,654
Equity Opportunities Fund--Class B.......   26,519     242,118

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (UNAUDITED) (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the six months ended October 31, 1999, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $110,288,918   $141,631,185
Strategic Theme Fund.............   213,296,543    216,406,453
Equity Opportunities Fund........   135,875,796    152,926,575

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  At April 30, 1999, the Small Cap Fund had a capital loss carryover of $23,761,798 expiring in 2007, which may be used to offset future capital gains.

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Seneca Strategic Theme Fund of the Phoenix Strategic Equity Series Fund was held on August 6, 1999 to approve the following matter:

    1. Approval of a subadvisory agreement with Seneca Capital Management LLC

On the record date for this meeting there were 10,849,409 shares outstanding and 63.11% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR      AGAINST    ABSTAIN
                                          ---------  ---------  ---------
1. Approval of investment subadvisory
  agreement                               6,382,737   203,929    260,143

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Michael Kearney, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfeild CT 06083-2200

[LOGO] PHOENIX
     INVESTMENT PARTNERS

PRSRT STD
U.S. Postage
PAID
ANDREWS
ASSOCIATES





PXP 679 (11/99)

[LOGO] Phoenix Investment Partners




                                                            SEPTEMBER 30, 1999




         -SENECA-

      Annual Report





                                                 Phoenix-Seneca
                                                 Bond Fund

                                                 Phoenix-Seneca
                                                 Growth Fund

                                                 Phoenix-Seneca
                                                 Mid-Cap "EDGE" -SM- Fund

                                                 Phoenix-Seneca
                                                 Real Estate Securities Fund




PHOENIX
INVESTMENT PARTNERS

[LOGO]

PRESIDENT'S MESSAGE

THE Y2K FACTOR
[PHOTO]

  Analysis, testing and remediation of critical computer systems throughout 1998 and 1999 appear to have been extremely thorough for large companies, and, in particular, for the financial services industry. We will undoubtedly encounter some glitches, but major systems for securities settlement, portfolio accounting, and bank operations appear sound. Even governmental bureaucracies have made huge strides toward full readiness. Outside the U.S., significant difficulties may occur in less- developed nations, but the volume of financial transactions there is too small to pose a systemic structural threat to world financial systems.

  More likely than major computer operating failures are "accidents" caused by non-systemic, all-too-human attempts to cope with uncertainty. Inventory stockpiling, cash hoarding, and delivery problems are among the obvious potential problems. All of these will be short-lived, given the inherent ingenuity of the U.S. entrepreneurial system and the lubricant of extra cash the Fed has promised to inject into the system.

  The Federal Reserve's plan to inject $200 billion in liquidity into the banking system in preparation for any year-end distortions could provide a real boon to the markets. So, too, may "flight to safety" inflows to the U.S., which clearly leads the world in Y2K readiness. And, we believe the sheer relief when the dreaded turn of the year is behind us will almost certainly improve market sentiment.

  On the following pages, your portfolio managers discuss factors that affected your fund's performance over the last fiscal year and share their outlook for the short term. We hope you find their comments helpful and informative. If you have any questions, please call your financial advisor or contact us at www.phoenixinvestments.com or 1-800-243-1574.

/s/ Gail P. Seneca

Gail P. Seneca

OCTOBER 7, 1999

TABLE OF CONTENTS

Phoenix-Seneca Bond Fund....................................         3
Phoenix-Seneca Growth Fund..................................        14
Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund......................        23
Phoenix-Seneca Real Estate Securities Fund..................        32
Notes to Financial Statements...............................        41

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL P. SENECA, PH.D., AND CHARLES DICKE, CFA

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

A: The Phoenix-Seneca Bond Fund seeks high total return through both current income and capital appreciation. Its value-driven process focuses on issue selection, sector selection, measured interest rate anticipation, and trading opportunities. It is suitable for investors looking for a fund that seeks a balance between enhancing portfolio returns over market cycles and minimizing risk and volatility.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12-MONTH REPORTING PERIOD?

A: For the 12 months ended September 30, 1999, Class A shares returned 2.46%, Class B shares returned 1.67%, Class C shares returned 1.66%, and Class X shares returned 3.51% compared with a loss of (0.37%) for the Lehman Brothers Aggregate Bond Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE MARKETS FOR THE LAST 12 MONTHS?

A: U.S. bond yields, which have been fairly volatile during the reporting period, were particularly so during the third quarter of the year as market expectations of Federal Reserve action gyrated from optimism to pessimism. The yield on the 30-year U.S. Treasury reached a high of 6.28% on August 12, fell to a low of 5.86% on August 25, and closed the quarter with a yield of 6.05%. For the year, total returns on bonds, as measured by the broad market index, the Lehman Brothers Aggregate Bond Index, are in negative territory, reflecting the large rise in interest rate levels since 1998.

    Corporate bond performance has been particularly weak as large supplies of new issuance forced yields higher and prices lower. Limited liquidity due to Y2K fears also hurt corporate issues. High-yield corporate bonds were especially affected. However, our view remains positive on this sector. Market technicals, the main driver behind the recent negative performance, should turn as we begin the new year.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Rising rates have been the market's greatest enemy this year. The Fed is on alert to inflation signals, and while it is true that inflation risks are higher when labor is tight, it is also true that disinflationary forces remain very strong. Unused manufacturing capacity is abundant worldwide. Technology advances, particularly the Internet, are profoundly disinflationary. And, global competition is driving price discounting in markets as diverse as telecommunications and toys. Inflation may rebound moderately, but we doubt it will gain traction in this intensely competitive environment.

    With the good probability, in our opinion, that inflation will not increase significantly, bonds today appear to be fairly valued. We believe that bonds will provide much improved returns in the coming year.

                                                                OCTOBER 19, 1999

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE.
 THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Seneca Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/99

                                         INCEPTION   INCEPTION
                                1 YEAR   TO 9/30/99    DATE
                                -------  ----------  ---------
Class X Shares at NAV(2)         3.51%      7.92%     3/7/96
Class A Shares at NAV(2)         2.46       2.40      7/1/98
Class A Shares at POP(3)        (2.41)     (1.51)     7/1/98
Class B Shares at NAV(2)         1.67       1.57      7/1/98
Class B Shares with CDSC(4)     (2.18)     (1.48)     7/1/98
Class C Shares at NAV(2)         1.66       1.56      7/1/98
Class C Shares with CDSC(4)      1.66       1.56      7/1/98
Lehman Brothers Aggregate Bond
  Index(7)                      (0.37)    Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 6.14% for Class X (since 3/7/96) and 0.55% for Class A, Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA BOND    LEHMAN BROTHERS AGGREGATE
      FUND CLASS X AT NAV(6)        BOND INDEX(7)
3/96                 $10,000                    $10,000
96                   $10,413                    $10,146
97                   $11,586                    $11,132
98                   $12,679                    $12,413
99                   $13,124                    $12,367

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares and reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/99
As a percentage of bond holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                   67%
Agency Mortgage-Backed       11
Non-Agency Mortgage-Backed    6
Foreign Corporate             6
Asset-Backed                  4
U.S. Government               3
Agency Non Mortgage-Backed    3

Phoenix-Seneca Bond Fund

   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  Sprint Spectrum L.P.                                           3.6%
        CORPORATE BOND
    2.  Fannie Mae 7%, 10/15/29                                        2.9%
        AGENCY MORTGAGE-BACKED SECURITY
    3.  GMAC Commercial Mortgage Securities, Inc.                      2.8%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    4.  U.S. Government Securities                                     2.7%
        U.S. TREASURY BONDS & NOTES
    5.  Fannie Mae 6.50%, 8/15/04                                      2.7%
        AGENCY NON MORTGAGE-BACKED SECURITY
    6.  Freddie Mac 6%, 10/15/27                                       2.6%
        AGENCY MORTGAGE-BACKED SECURITY
    7.  Olympic Automobile Receivables Trust 96-D, A5                  2.5%
        ASSET-BACKED SECURITY
    8.  Fannie Mae 6.50%, 8/1/29                                       2.4%
        AGENCY MORTGAGE-BACKED SECURITY
    9.  Microsoft Corp. Series A Cv. Pfd.                              2.4%
        CONVERTIBLE PREFERRED STOCK
   10.  Fox/Liberty Networks LLC                                       2.3%
        CORPORATE BOND

                        INVESTMENTS AT SEPTEMBER 30, 1999

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
U.S. GOVERNMENT SECURITIES--2.7%

U.S. TREASURY BONDS--1.1%
U.S. Treasury Bonds 5.25%, 11/15/28.....      Aaa      $ 510   $   441,633

U.S. TREASURY NOTES--1.6%
U.S. Treasury Notes 4.75%, 2/15/04......      Aaa        450       431,438
U.S. Treasury Notes 6.50%, 10/15/06.....      Aaa        200       204,505
                                                               -----------
                                                                   635,943
                                                               -----------
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,087,835)                                     1,077,576
----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--10.8%
Fannie Mae 8.75%, 5/25/17...............      Aaa         12        12,443
Fannie Mae 6.50%, 12/1/28...............      Aaa        384       367,908
Fannie Mae 6.50%, 8/1/29................      Aaa      1,009       967,022
Fannie Mae W.I. 7%, 10/15/29............      Aaa      1,150     1,129,875
Fannie Mae Strip I.O. 3.156%,
10/25/23(c).............................      Aaa        222         5,896
Freddie Mac 8.75%, 12/15/20.............      Aaa          5         5,509
Freddie Mac 7%, 7/15/23.................      Aaa        769       731,790
Freddie Mac 6%, 10/15/27................      Aaa      1,125     1,045,102
GNMA 7%, 2/15/26........................      Aaa         16        16,197
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,338,864)                                     4,281,742
----------------------------------------------------------------------------
                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
AGENCY NON MORTGAGE-BACKED
SECURITIES--2.7%
Fannie Mae 6.50%, 8/15/04...............      Aaa      $1,050  $ 1,055,104
----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,059,912)                                     1,055,104
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.8%

Olympic Automobile Receivables Trust
96-B, CTFS 6.90%, 2/15/04...............      Aaa         76        76,847

Olympic Automobile Receivables Trust
96-C, A5 7%, 3/15/04....................      Aaa        400       403,955

Olympic Automobile Receivables Trust
96-D, A5 6.25%, 11/15/04(e).............      Aaa      1,000     1,000,195

Standard Credit Card Master Trust 1
93-2, A 5.95%, 9/7/03...................      Aaa         40        39,066
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,523,019)                                     1,520,063
----------------------------------------------------------------------------
CORPORATE BONDS--64.8%

AIR FREIGHT--1.2%
Federal Express Corp. Series 98-1A
6.72%, 1/15/22..........................      Aa         499       467,031

                       See Notes to Financial Statements                       5

Phoenix-Seneca Bond Fund

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
AIRLINES--2.5%
Alaska Airlines, Inc. Series A 9.50%,
4/12/10.................................      Baa      $ 114   $   120,779

Alaska Airlines, Inc. Series D 9.50%,
4/12/12.................................      Baa        452       482,945

Delta Air Lines, Inc. Series B2 10.06%,
1/2/16..................................      Baa         65        73,976

United Airlines, Inc. Series 91-B
10.11%, 2/19/06.........................      Baa         18        19,239

United Airlines, Inc. Series 91-E 9.76%,
5/27/06.................................      Baa         86        92,181

United Airlines, Inc. Series 95-A1
9.02%, 4/19/12..........................      Baa        181       189,344
                                                               -----------
                                                                   978,464
                                                               -----------

BANKS (MAJOR REGIONAL)--2.4%
First Republic Bancorp 7.75%, 9/15/12...     BB(d)       300       269,262
Wells Fargo Capital I 7.96%, 12/15/26...      Aa         700       681,534
                                                               -----------
                                                                   950,796
                                                               -----------

BANKS (MONEY CENTER)--1.0%
BankAmerica Corp. Institutional Series A
144A 8.07%, 12/31/26(b).................      Aa         400       392,072

BROADCASTING (TELEVISION, RADIO & CABLE)--5.5%
Chancellor Media Corp. 9.375%,
10/1/04.................................       B          75        76,875
Falcon Holding Group L.P. 8.375%,
4/15/10.................................       B         500       495,000

Fox/Liberty Networks LLC 0%,
8/15/07(c)..............................      Ba       1,180       929,250
Jacor Communications, Inc. 10.125%,
6/15/06.................................       B         100       107,500

Jones Intercable, Inc. 9.625%,
3/15/02.................................      Baa        300       316,500
SFX Broadcasting Corp. Series B 10.75%,
5/15/06.................................       B          56        61,180
Turner Broadcasting System, Inc. 8.40%,
2/1/24..................................      Baa        200       201,987
                                                               -----------
                                                                 2,188,292
                                                               -----------
                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.1%
Finlay Fine Jewelry Corp. 8.375%,
5/1/08..................................      Ba       $  40   $    38,650

ELECTRONICS (SEMICONDUCTORS)--1.9%
SCG Holdings & Semiconductor Co. 144A
12%, 8/1/09(b)..........................       B         750       768,750

ENTERTAINMENT--2.8%
AMC Entertainment, Inc. 9.50%,
3/15/09.................................       B         100        83,500
Royal Caribbean Cruises Ltd. 7.50%,
10/15/27................................      Baa        100        90,527

Time Warner, Inc. 9.125%, 1/15/13.......      Baa         65        73,448
Time Warner, Inc. 6.85%, 1/15/26........      Baa        620       623,100
United Artists Theatre Circuit, Inc.
Series 95-A 9.30%, 7/1/15...............       B         327       222,211
                                                               -----------
                                                                 1,092,786
                                                               -----------

FINANCIAL (DIVERSIFIED)--1.3%
Countrywide Capital I 8%, 12/15/26......       A         200       185,028
Dollar Financial Group, Inc. Series A
10.875%, 11/15/06.......................       B          75        74,625

Market Hub Partners Finance, Inc. 8.25%,
3/1/08..................................      Ba         250       243,125
                                                               -----------
                                                                   502,778
                                                               -----------

HEALTH CARE (HOSPITAL MANAGEMENT)--1.0%
Universal Health Services, Inc. 8.75%,
8/15/05.................................      Ba         400       414,048

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
Dade International, Inc. Series B
11.125%, 5/1/06.........................       B         260       275,600

HEALTH CARE (SPECIALIZED SERVICES)--1.2%
HEALTHSOUTH Corp. 9.50%, 4/1/01(e)......      Ba         500       484,881

HOMEBUILDING--2.8%
Lennar Corp. 7.625%, 3/1/09.............      Ba         800       740,000
Toll Corp. 8%, 5/1/09...................      Ba         400       381,500
                                                               -----------
                                                                 1,121,500
                                                               -----------

6                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
INVESTMENT BANKING/BROKERAGE--2.1%
Donaldson, Lufkin & Jenrette, Inc.
6.875%, 11/1/05.........................       A       $  50   $    48,958

Donaldson, Lufkin & Jenrette, Inc.
6.50%, 6/1/08...........................       A         200       187,278

Lehman Brothers Holdings, Inc. Series F
7%, 5/15/03.............................       A         500       497,500

Lehman Brothers Holdings, Inc. 8.80%,
3/1/15..................................       A          80        83,417
                                                               -----------
                                                                   817,153
                                                               -----------

LODGING-HOTELS--1.4%
Hammons (John Q.) Hotels, Inc. 8.875%,
2/15/04.................................       B         530       479,650

Hammons (John Q.) Hotels, Inc. 9.75%,
10/1/05.................................       B         100        92,000
                                                               -----------
                                                                   571,650
                                                               -----------

MACHINERY (DIVERSIFIED)--1.3%
Better Minerals & Aggregates 144A 13%,
9/15/09(b)..............................       B         500       501,250

MANUFACTURING (DIVERSIFIED)--0.0%
Hawk Corp. 10.25%, 12/1/03..............      Ba          10        10,150

MANUFACTURING (SPECIALIZED)--1.3%
Advanced Glassfiber Yarns 9.875%,
1/15/09.................................       B         300       275,250
BGF Industries, Inc. Series B 10.25%,
1/15/09.................................       B         300       258,750
                                                               -----------
                                                                   534,000
                                                               -----------

OFFICE EQUIPMENT & SUPPLIES--1.9%
CEX Holdings, Inc. Series B 9.625%,
6/1/08..................................       B         700       752,500

OIL & GAS (REFINING & MARKETING)--0.8%
El Paso Tenneco RACERS 97-C-1-2 144A
9.14%, 12/31/01(b)......................      NR         300       316,500
                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------

PAPER & FOREST PRODUCTS--0.1%
Container Corporation of America Series
A 11.25%, 5/1/04........................       B       $  40   $    41,400

PHOTOGRAPHY/IMAGING--0.4%
Imax Corp. 7.875%, 12/1/05..............      Ba         150       139,875

PUBLISHING (NEWSPAPERS)--0.8%
Garden State Newspapers, Inc. Series B
8.75%, 10/1/09..........................       B         325       299,000

RAILROADS--1.5%
Railworks Corp. 11.5%, 4/15/09..........       B         600       600,000

REITS--4.5%
ERP Operating L.P. 7.57%, 8/15/26.......       A         170       166,495
Evans Withycomb Residential, Inc. 7.50%,
4/15/04.................................       A         100       101,496

First Industrial L.P. 7.15%, 5/15/27....      Baa        500       494,309
Property Trust of America 6.875%,
2/15/08.................................      Baa          5         4,779
Regency Centers L.P. 7.4%, 4/1/04.......      Baa        500       488,750
Security Capital Pacific Trust 7.375%,
10/15/06................................      Baa        100        94,552

Security Capital Pacific Trust 7.90%,
2/15/16.................................      Baa        200       185,760

Washington Real Estate Investment Trust
7.125%, 8/13/03.........................      Baa        110       109,252

Weingarten Realty Investors Series A
6.88%, 6/25/27..........................       A         150       144,050
                                                               -----------
                                                                 1,789,443
                                                               -----------

RESTAURANTS--1.5%
CKE Restaurants, Inc. 4.25%, 3/15/04....       B         500       325,000
Foodmaker, Inc. Series B 9.75%,
11/1/03.................................     BB(d)       250       255,625
                                                               -----------
                                                                   580,625
                                                               -----------

RETAIL (DISCOUNTERS)--0.9%
AMES Department Stores 10%, 4/15/06.....       B         350       340,375

                       See Notes to Financial Statements                       7

Phoenix-Seneca Bond Fund

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
RETAIL (FOOD CHAINS)--2.9%
Kroger Co. 6%, 7/1/00(c)................      Baa      $ 275   $   274,422
Meyer (Fred), Inc. Series 94-A2 8.64%,
7/2/12..................................    BBB(d)       100       105,500
Stater Brothers Holdings, Inc. 144A
10.75%, 08/15/06(b).....................       B         750       767,812
                                                               -----------
                                                                 1,147,734
                                                               -----------

RETAIL (GENERAL MERCHANDISE)--3.3%
K Mart Funding Corp. Series F 8.80%,
7/1/10..................................      Ba         500       487,604

Wal-Mart Stores, Inc. Series A-2 8.85%,
1/2/15..................................      Aa         750       838,500
                                                               -----------
                                                                 1,326,104
                                                               -----------

SERVICES (ADVERTISING/MARKETING)--0.9%
Outdoor Systems, Inc. 8.875%, 6/15/07...       B         350       357,875

SERVICES (COMMERCIAL & CONSUMER)--5.6%
Coinmach Laundry Corp. Series D 11.75%,
11/15/05................................       B         255       274,762

Group Maintenance America Corp. 9.75%,
1/15/09.................................       B         300       288,000

Loomis Fargo & Co. 10%, 1/15/04.........       B         300       297,000
Protection One Alarm Monitoring, Inc.
7.375%, 8/15/05.........................      Ba         500       392,500

SC International Services, Inc. 9.25%,
9/1/07..................................       B         190       187,625

United Rentals, Inc. Series B 9.50%,
6/1/08..................................       B         250       247,500

United Rentals, Inc. Series B 8.80%,
8/15/08.................................       B         500       475,000
Williams Scotsman, Inc. 9.875%,
6/1/07..................................       B          50        47,625
                                                               -----------
                                                                 2,210,012
                                                               -----------
                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.7%
Orion Network Systems 0%, 1/15/07(c)....       B       $  90   $    41,850
Sprint Spectrum L.P. 0%, 8/15/06(c).....      Baa      1,530     1,415,250
                                                               -----------
                                                                 1,457,100
                                                               -----------

TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
Qwest Communications International Corp.
0%, 10/15/07(c).........................      Ba         275       213,469

TEXTILES (APPAREL)--2.2%
Levi Strauss & Co. 144A 7%,
11/1/06(b)..............................      Ba       1,000       861,250

WASTE MANAGEMENT--1.8%
Waste Management, Inc. 6.125%,
7/15/01(c)(e)...........................      Ba         750       719,435

WATER UTILITIES--1.0%
Marlin Water Trust 144A 7.09%,
12/15/01(b).............................      Baa        405       400,950
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $26,637,442)                                   25,663,498
----------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--6.5%

DLJ Commercial Mortgage Corp. 98-CG1,
A1A 6.11%, 12/10/07.....................    AAA(d)       924       894,405

GE Capital Mortgage Services, Inc.
94-21, B1 6.50% 8/25/09.................       A          29        28,531

GMAC Commercial Mortgage Securities,
Inc. 98-C2, A2 6.42%, 8/15/08...........      Aaa      1,178     1,116,367

Lehman ABS Corp. 94-C2, A 144A 8.145%,
11/2/07(b)..............................    BBB(d)        70        68,450

Morgan Stanley Capital I, 98-WF1, A2
6.55%, 12/15/07(c)......................      NR         485       466,572
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,601,623)                                     2,574,325
----------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)      VALUE
                                          -----------  ------  -----------
FOREIGN CORPORATE BONDS--5.6%

FRANCE--1.5%
Societe General Real Estate LLC Series A
144A 7.64%, 12/29/49(b)(c)..............       A       $ 650   $   600,927

MEXICO--2.4%
Pemex Finance Ltd. 144A 6.30%,
5/15/10(b)..............................      Aaa        500       475,000
Pemex Finance Ltd. 144A 9.15%,
11/15/18(b).............................      Baa        500       468,750
                                                               -----------
                                                                   943,750
                                                               -----------
UNITED KINGDOM--1.7%
Abbey National PLC 7.35%, 10/29/49(c)...      Aa         100        95,711
Credit Suisse Group 144A 7.90%,
5/29/49(b)(c)...........................       A         350       333,375
Terra Nova (U.K.) Holdings 7.20%,
8/15/07.................................      Baa        250       240,100
                                                               -----------
                                                                   669,186
                                                               -----------
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $2,373,514)                                     2,213,863
----------------------------------------------------------------------------

                                                       SHARES
                                                       ------
PREFERRED STOCKS--0.7%
BANKS (MAJOR REGIONAL)--0.7%
First Republic Bank Series A 144A
10.50%(b)...............................                 300       296,250
----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $300,000)                                         296,250
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--2.7%
COMPUTERS (SOFTWARE & SERVICES)--2.3%
Microsoft Corp. Series A Cv. Pfd.
2.75%...................................               9,250       931,359

                                                       SHARES     VALUE
                                                       ------  -----------

REITS--0.2%
Equity Office Properties Trust Series B
Cv. Pfd. 144A 5.25%(b)..................               2,000   $    77,750

SERVICES (COMMERCIAL & CONSUMER)--0.2%
United Rentals, Inc. Cv. Pfd. 144A
6.50%(b)................................               2,000        72,750
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,030,000)                                     1,081,859
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--100.3%
(IDENTIFIED COST $40,952,209)                                   39,764,280
----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                       ------
SHORT-TERM OBLIGATIONS--4.7%

FEDERAL AGENCY SECURITIES--4.3%
FMC 5.20%, 10/1/99......................               $1,700    1,700,000

REPURCHASE AGREEMENT--0.4%
State Street Bank & Trust Co. repurchase
agreement 4.25% dated 9/30/99 due
10/1/99, repurchase price $158,019
collateralized by U.S. Treasury Bond
7.875%, 11/15/07, market value
$162,469................................                 158       158,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,858,000)                                     1,858,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--105.0%
(IDENTIFIED COST $42,810,209)                                   41,622,280(a)
Cash and receivables, less liabilities--(5.0%)                  (2,000,405)
                                                         -----------------
NET ASSETS--100.0%                                       $      39,621,875
                                                         =================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $326,554 and gross depreciation of $1,514,483 for federal income tax purposes. At
     September 30, 1999, the aggregate cost of securities for federal income tax purposes was $42,810,209.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to a value of $6,401,836 or 16.2% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in affect.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $42,810,209)       $41,622,280
Cash                                          712
Receivables
  Investment securities sold            1,109,570
  Interest                                639,535
  Fund shares sold                         75,201
  Receivable from adviser                  34,766
Deferred organization expenses             13,527
Prepaid expenses                            1,057
                                      -----------
    Total assets                       43,496,648
                                      -----------
LIABILITIES
Payables
  Investment securities purchased       3,792,714
  Fund shares repurchased                   1,159
  Transfer agent fee                       12,352
  Financial agent fee                       6,475
  Distribution fee                          5,810
  Trustees' fee                               776
Accrued expenses                           55,487
                                      -----------
    Total liabilities                   3,874,773
                                      -----------
NET ASSETS                            $39,621,875
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $40,317,078
Undistributed net investment income       211,548
Accumulated net realized gain             281,178
Net unrealized depreciation            (1,187,929)
                                      -----------
NET ASSETS                            $39,621,875
                                      ===========
CLASS X
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $34,852,599)              3,368,711
Net asset value and offering price
  per share                                $10.35
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $2,732,094)                 265,475
Net asset value per share                  $10.29
Offering price per share
  $10.29/(1-4.75%)                         $10.80
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $1,593,343)                 155,212
Net asset value and offering price
  per share                                $10.27
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization
  (Net Assets $443,839)                    43,236
Net asset value and offering price
  per share                                $10.27

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME
Interest                              $ 2,467,528
Dividends                                  45,110
                                      -----------
    Total investment income             2,512,638
                                      -----------
EXPENSES
Investment advisory fee                   164,083
Distribution fee, Class A                   2,715
Distribution fee, Class B                   8,348
Distribution fee, Class C                   4,007
Financial agent fee                        63,648
Transfer agent                             78,647
Registration                               47,193
Trustees                                   25,636
Professional                               21,422
Printing                                   17,498
Custodian                                  15,114
Amortization of deferred
  organization expenses                    10,658
Miscellaneous                              18,310
                                      -----------
    Total expenses                        477,279
    Less expenses borne by
     investment adviser                   (99,399)
    Custodian fees paid indirectly         (1,778)
                                      -----------
    Net expenses                          376,102
                                      -----------
NET INVESTMENT INCOME                   2,136,536
                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities           286,567
Net change in unrealized
  appreciation (depreciation) on
  investments                          (1,374,017)
                                      -----------
NET LOSS ON INVESTMENTS                (1,087,450)
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $ 1,049,086
                                      ===========

10                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                  9/30/99        9/30/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $ 2,136,536    $   815,720
  Net realized gain (loss)                                          286,567        272,954
  Net change in unrealized appreciation (depreciation)           (1,374,017)       (52,850)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    1,049,086      1,035,824
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                                 (1,783,876)      (816,277)
  Net investment income, Class A                                    (62,282)        (4,720)
  Net investment income, Class B                                    (41,217)        (2,101)
  Net investment income, Class C                                    (19,340)        (3,926)
  Net realized gains, Class X                                      (237,256)      (157,929)
  Net realized gains, Class A                                        (6,691)            --
  Net realized gains, Class B                                        (3,366)            --
  Net realized gains, Class C                                        (4,337)            --
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (2,158,365)      (984,953)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (936,038 and 1,869,631
    shares, respectively)                                         9,870,220     20,104,967
  Net asset value of shares issued from reinvestment of
    distributions
    (188,148 and 89,132 shares, respectively)                     1,984,360        952,261
  Cost of shares repurchased (232,292 and 334,511 shares,
    respectively)                                                (2,442,507)    (3,582,416)
                                                                -----------    -----------
Total                                                             9,412,073     17,474,812
                                                                -----------    -----------
CLASS A
  Proceeds from sales of shares (302,053 and 48,090 shares,
    respectively)                                                 3,154,123        515,460
  Net asset value of shares issued from reinvestment of
    distributions
    (5,398 and 388 shares, respectively)                             56,422          4,147
  Cost of shares repurchased (74,593 and 15,861 shares,
    respectively)                                                  (783,486)      (168,344)
                                                                -----------    -----------
Total                                                             2,427,059        351,263
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (167,067 and 23,658 shares,
    respectively)                                                 1,753,608        253,821
  Net asset value of shares issued from reinvestment of
    distributions
    (1,944 and 135 shares, respectively)                             20,300          1,443
  Cost of shares repurchased (35,679 and 1,913 shares,
    respectively)                                                  (375,271)       (20,509)
                                                                -----------    -----------
Total                                                             1,398,637        234,755
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (50,510 and 40,951 shares,
    respectively)                                                   529,791        439,691
  Net asset value of shares issued from reinvestment of
    distributions
    (1,056 and 183 shares, respectively)                             11,082          1,951
  Cost of shares repurchased (49,464 and 0 shares,
    respectively)                                                  (522,992)            --
                                                                -----------    -----------
Total                                                                17,881        441,642
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      13,255,650     18,502,472
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          12,146,371     18,553,343
NET ASSETS
  Beginning of period                                            27,475,504      8,922,161
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $211,548 AND ($11,789), RESPECTIVELY]                       $39,621,875    $27,475,504
                                                                ===========    ===========

                       See Notes to Financial Statements                      11

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS X
                                          --------------------------------------------------
                                                                                   FROM
                                             YEAR ENDED SEPTEMBER 30,           INCEPTION
                                          -------------------------------       3/7/96 TO
                                             1999           1998     1997        9/30/96
Net asset value, beginning of period      $ 10.68        $ 10.47     $ 10.09      $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.69(1)(6)     0.56        0.62(1)     0.31(1)
  Net realized and unrealized gain
    (loss)                                  (0.31)          0.40        0.47        0.08
                                          -------        -------     -------      ------
      TOTAL FROM INVESTMENT OPERATIONS       0.38           0.96        1.09        0.39
                                          -------        -------     -------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.62)         (0.57)      (0.69)      (0.30)
  Dividends from net realized gains         (0.09)         (0.18)      (0.02)         --
                                          -------        -------     -------      ------
      TOTAL DISTRIBUTIONS                   (0.71)         (0.75)      (0.71)      (0.30)
                                          -------        -------     -------      ------
Change in net asset value                   (0.33)          0.21        0.38        0.09
                                          -------        -------     -------      ------
NET ASSET VALUE, END OF PERIOD            $ 10.35        $ 10.68     $ 10.47      $10.09
                                          =======        =======     =======      ======
Total return(2)                              3.51%          9.44%      11.26%       4.02%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $34,853        $26,455     $ 8,922      $3,927

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.06%(5)(7)    1.66%       1.53%(5)    0.56%(3)(5)
  Net investment income (loss)               6.60%          5.92%       6.31%       7.54%(3)
Portfolio turnover                             95%           112%      99.68%      52.82%(4)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.69, $0.47 and $(0.05) for the years ended September 30, 1999 and September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.13% and 3.41% and 9.31% for the years ended September 30, 1999 and September 30, 1997 and the period ended September 30, 1996, respectively.
(6)  Computed using average shares outstanding.
(7) For the year ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

12
                       See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      CLASS A                              CLASS B
                           -----------------------------        ------------------------------
                                                FROM                                  FROM
                             YEAR            INCEPTION              YEAR           INCEPTION
                            ENDED            7/1/98 TO             ENDED           7/1/98 TO
                           9/30/99            9/30/98             9/30/99           9/30/98
Net asset value,
  beginning of period       $10.68             $10.79              $10.67            $10.79
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                    0.59(1)(10)        0.13(1)(10)         0.52(2)(10)       0.11(2)(10)
  Net realized and
    unrealized gain
    (loss)                   (0.33)             (0.07)              (0.33)            (0.08)
                            ------             ------              ------            ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS            0.26               0.06                0.19              0.03
                            ------             ------              ------            ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income        (0.56)             (0.17)              (0.50)            (0.15)
  Dividends from net
    realized gains           (0.09)                --               (0.09)               --
                            ------             ------              ------            ------
      TOTAL DISTRIBUTIONS    (0.65)             (0.17)              (0.59)            (0.15)
                            ------             ------              ------            ------
Change in net asset value    (0.39)             (0.11)              (0.40)            (0.12)
                            ------             ------              ------            ------
NET ASSET VALUE, END OF
  PERIOD                    $10.29             $10.68              $10.27            $10.67
                            ======             ======              ======            ======
Total return(4)               2.46%              0.53%(6)            1.67%             0.28%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)               $2,732             $  348              $1,593            $  234

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses          1.88%(7)(11)       2.45%(5)(7)         2.62%(8)(11)      3.20%(5)(8)
  Net investment income
    (loss)                    5.80%              5.17%(5)            5.09%             4.42%(5)
Portfolio turnover              95%               112%(6)              95%              112%(6)

                                     CLASS C
                           ---------------------------
                                               FROM
                               YEAR          INCEPTION
                              ENDED          7/1/98 TO
                             9/30/99          9/30/98
Net asset value,
  beginning of period         $10.67           $10.79
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                      0.49(3)(10)      0.10(3)(10)
  Net realized and
    unrealized gain
    (loss)                     (0.30)           (0.07)
                              ------           ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS              0.19             0.03
                              ------           ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income          (0.50)           (0.15)
  Dividends from net
    realized gains             (0.09)              --
                              ------           ------
      TOTAL DISTRIBUTIONS      (0.59)           (0.15)
                              ------           ------
Change in net asset value      (0.40)           (0.12)
                              ------           ------
NET ASSET VALUE, END OF
  PERIOD                      $10.27           $10.67
                              ======           ======
Total return(4)                 1.66%            0.28%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                 $  444           $  439
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses            2.91%(9)(11)     3.20%(5)(9)
  Net investment income
    (loss)                      4.71%            4.27%(5)
Portfolio turnover                95%             112%(6)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.36 and $(0.03) for the periods ended September 30, 1999 and September 30, 1998, respectively.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.21 and $(0.21) for the periods ended
     September 30, 1999 and September 30, 1998, respectively.
(3) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.20) and $(0.08) for the periods ended
     September 30, 1999 and September 30, 1998, respectively.
(4) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(5)  Annualized.
(6)  Not annualized.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.08% and 8.99% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(8) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 15.79% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(9) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.50% and 11.22% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(10) Computed using average shares outstanding.
(11) For the year ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL P. SENECA, PH.D., AND RICHARD D. LITTLE, CFA

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

A: The Phoenix-Seneca Growth Fund seeks capital appreciation by investing in stocks across all market capitalizations. The Fund takes a growth-with-controlled-risk approach, combining the growth potential of mid-cap stocks with the appreciation potential of well-established, large-cap stocks. The Fund is suitable for investors who seek capital appreciation through a conservative, disciplined approach.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET?

A: In this year's volatile and spotty market, growth stocks, led by the largest technology companies, have been the clear winners. This year's growth stock advantage continues a two-year trend, during which "growth" has outperformed "value" by a wide margin. As a result, today's growth stocks sport their highest valuations ever.

    We believe these valuations are sustainable. The corporate fundamentals of "growth" stocks today are excellent. Real returns on equity are at all-time highs, meaning that companies are leveraging their capital effectively. Revenue and earnings growth of the largest technology companies is in double-digit territory, a remarkable achievement for multibillion-dollar enterprises. Research and development spending and current capital spending are robust, suggesting investment for future growth.

    The moderation of the boom/bust cycle in the overall economy should also help sustain generous growth stock valuations. Due largely to technology improvements, inventory-led booms and busts have been notably absent for the last 10 years. Instead, the economy oscillates modestly, pausing only for short and shallow recessions. In this more tempered business cycle, it is difficult for cyclical companies to gain relative advantage. In contrast, growth stocks prosper.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: Our growth-oriented portfolio performed very well. Class A shares returned 31.89%, Class B shares earned 30.31%, Class C shares were up 30.20%, and Class X shares earned 32.19% for the fiscal year ended September 30, 1999, compared with a return of 27.73% for the S&P 500 Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK?

A: Difficult liquidity conditions in the market will probably persist in the near term, and as the media embraces the "Y2K" drama, investors may react rashly. We expect market action in the next few months to rival the volatility that has plagued us all year.

    Amid this turmoil, however, we believe very favorable fundamental conditions remain intact. Corporate earnings quality is strengthening, with fewer write-offs and stronger operating earnings. And, despite well-advertised inflation threats, actual inflation readings should remain subdued. The Federal Reserve could raise rates yet again, but the bulk of the interest rate rise is very likely behind us, in our opinion.

                                                                OCTOBER 19, 1999

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
14

Phoenix-Seneca Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/99

                                          INCEPTION   INCEPTION
                                1 YEAR   TO 9/30/99     DATE
                                -------  -----------  ---------
Class X Shares at NAV(2)        32.19%        29.42%    3/8/96
Class A Shares at NAV(2)        31.89         28.65     3/8/96
Class A Shares at POP(3)        25.62         26.90     3/8/96
Class B Shares at NAV(2)        30.31         10.09     7/1/98
Class B Shares with CDSC(4)     26.31          6.95     7/1/98
Class C Shares at NAV(2)        30.20          9.96     7/1/98
Class C Shares with CDSC(4)     30.20          9.96     7/1/98
S&P 500 Index(7)                27.73        Note 5     Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 24.05% for Class X and Class A (since 3/8/96) and 10.81% for Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-SENECA GROWTH  PHOENIX-SENECA GROWTH  S&P
     Fund Class X at        Fund Class A at        500
           NAV(6)                 POP(6)           Index(7)
3/8/1996       $10,000            $9,525           $10,000
9/30/1996      $13,740           $12,983           $10,992
9/30/1997      $17,486           $16,424           $15,462
9/30/1998      $18,968           $17,726           $16,876
9/30/1999      $25,074           $23,378           $21,556

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/99
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology               32%
Consumer Cyclicals       13
Financials               11
Energy                   10
Capital Goods             8
Consumer Staples          8
Communication Service     7
Other                    11

Phoenix-Seneca Growth Fund

   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  Tyco International Ltd.                                        4.2%
        DIVERSIFIED MANUFACTURING AND SERVICES COMPANY
    2.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    3.  Sun Microsystems, Inc.                                         4.1%
        SUPPLIER OF ENTERPRISE NETWORK COMPUTING PRODUCTS
    4.  Outdoor Systems, Inc.                                          3.8%
        OPERATES MALL AND TRANSIT ADVERTISING DISPLAYS
    5.  Citigroup, Inc.                                                3.7%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    6.  Nortel Networks Corp. (Canada)                                 3.7%
        TELECOMMUNICATIONS EQUIPMENT MANUFACTURER
    7.  General Electric Co.                                           3.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  Bristol-Myers Squibb Co.                                       3.5%
        COMPREHENSIVE HEALTH-CARE COMPANY
    9.  Morgan Stanley Dean Witter & Co.                               3.5%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
   10.  Motorola, Inc.                                                 3.5%
        GLOBAL PROVIDER OF INTEGRATED COMMUNICATIONS PRODUCTS

                        INVESTMENTS AT SEPTEMBER 30, 1999


                                              SHARES      VALUE
                                              -------  -----------
COMMON STOCKS--85.8%

ALUMINUM--3.5%
Alcoa, Inc..............................       40,660  $ 2,523,461
BANKS (MAJOR REGIONAL)--3.0%
Mellon Bank Corp........................       64,410    2,173,838
BROADCASTING (TELEVISION, RADIO & CABLE)--3.3%
AMFM, Inc.(b)...........................       39,590    2,410,041
CHEMICALS--2.1%
Dow Chemical Co.........................       13,210    1,500,986

COMMUNICATIONS EQUIPMENT--6.2%
General Motors Corp. Class H(b).........       34,540    1,977,415
Motorola, Inc...........................       28,770    2,531,760
                                                       -----------
                                                         4,509,175
                                                       -----------

COMPUTERS (HARDWARE)--6.0%
International Business Machines Corp....       11,590    1,406,736
Sun Microsystems, Inc.(b)...............       32,000    2,976,000
                                                       -----------
                                                         4,382,736
                                                       -----------

COMPUTERS (NETWORKING)--3.0%
Cisco Systems, Inc.(b)..................       29,140    1,997,911
Internap Network Services Corp.(b)......        4,040      180,285
                                                       -----------
                                                         2,178,196
                                                       -----------

COMPUTERS (SOFTWARE & SERVICES)--4.2%
Microsoft Corp.(b)......................       33,740    3,055,579

                                              SHARES      VALUE
                                              -------  -----------

ELECTRICAL EQUIPMENT--3.6%
General Electric Co.....................       22,060  $ 2,615,489

ELECTRONICS (SEMICONDUCTORS)--1.3%
Intel Corp..............................       13,200      980,925

FINANCIAL (DIVERSIFIED)--7.2%
Citigroup, Inc..........................       61,930    2,724,920
Morgan Stanley Dean Witter & Co.........       28,450    2,537,384
                                                       -----------
                                                         5,262,304
                                                       -----------

FOODS--1.8%
General Mills, Inc......................       16,480    1,336,940

HEALTH CARE (DIVERSIFIED)--5.9%
Bristol-Myers Squibb Co.................       37,940    2,560,950
Johnson & Johnson.......................       18,940    1,740,113
                                                       -----------
                                                         4,301,063
                                                       -----------

HOUSEHOLD FURNISHINGS & APPLIANCES--1.2%
Whirlpool Corp..........................       13,990      913,722

HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
Procter & Gamble Co. (The)..............       18,540    1,738,125

MANUFACTURING (DIVERSIFIED)--4.2%
Tyco International Ltd..................       29,610    3,057,233

OIL & GAS (DRILLING & EQUIPMENT)--6.4%
Baker Hughes, Inc.......................       74,100    2,148,900
Halliburton Co..........................       60,870    2,495,670
                                                       -----------
                                                         4,644,570
                                                       -----------

16                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund


                                              SHARES      VALUE
                                              -------  -----------
OIL (INTERNATIONAL INTEGRATED)--3.1%
Texaco, Inc.............................       36,350  $ 2,294,594

RETAIL (COMPUTERS & ELECTRONICS)--3.1%
Tandy Corp..............................       43,750    2,261,328

RETAIL (GENERAL MERCHANDISE)--1.9%
Wal-Mart Stores, Inc....................       29,900    1,422,119
RETAIL (SPECIALTY-APPAREL)--2.4%
TJX Companies, Inc. (The)...............       62,290    1,748,013
SERVICES (ADVERTISING/MARKETING)--3.8%
Outdoor Systems, Inc.(b)................       76,590    2,738,093

TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
MCI WorldCom, Inc.(b)...................       32,950    2,368,281
TELEPHONE--3.0%
Bell Atlantic Corp......................       32,190    2,166,789
- ------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,029,496)                           62,583,600
- ------------------------------------------------------------------

FOREIGN COMMON STOCKS--9.7%

COMMUNICATIONS EQUIPMENT--6.9%
Nokia Oyj Sponsored ADR (Finland).......       25,850    2,321,653
Nortel Networks Corp. (Canada)..........       52,730    2,689,230
                                                       -----------
                                                         5,010,883
                                                       -----------

ELECTRONICS (SEMICONDUCTORS)--2.8%
STMicroelectronics N.V. (Netherlands)...       27,300    2,020,200
- ------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,778,972)                             7,031,083
- ------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.5%
(IDENTIFIED COST $58,808,468)                           69,614,683
- ------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)      VALUE
                                              -------  -----------
SHORT-TERM OBLIGATIONS--7.6%

REPURCHASE AGREEMENT--7.6%
State Street Bank & Trust Co. repurchase
agreement, 4.25%, dated 9/30/99 due
10/1/99, repurchase price $5,545,655
collateralized by U.S. Treasury Note
5.50%, 3/31/00, market value
$5,657,063..............................      $ 5,545  $ 5,545,000
- ------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,545,000)                             5,545,000
- ------------------------------------------------------------------

TOTAL INVESTMENTS--103.1%
(IDENTIFIED COST $64,353,468)                        $  75,159,683(a)
Cash and receivables, less liabilities--(3.1%)          (2,236,353)
                                                     -------------
NET ASSETS--100.0%                                      72,923,330
                                                     =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,536,684 and gross depreciation of $1,844,747 for federal income tax purposes. At
     September 30, 1999, the aggregate cost of securities for federal income tax purposes was $64,467,746.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $64,353,468)                $75,159,683
Cash                                                   898
Receivables
  Fund shares sold                                 158,602
  Dividends and interest                            35,815
Deferred organization expenses                      13,527
Prepaid expenses                                     3,669
                                               -----------
    Total assets                                75,372,194
                                               -----------
LIABILITIES
Payables
  Investment securities purchased                2,292,003
  Fund shares repurchased                            7,910
  Distribution fee                                  32,748
  Transfer agent fee                                13,453
  Investment advisory fee                           13,450
  Financial agent fee                                5,852
  Trustees' fee                                        856
Accrued expenses                                    82,592
                                               -----------
    Total liabilities                            2,448,864
                                               -----------
NET ASSETS                                     $72,923,330
                                               ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial
  interest                                     $55,020,063
Accumulated net realized gain                    7,097,052
Net unrealized appreciation                     10,806,215
                                               -----------
NET ASSETS                                     $72,923,330
                                               ===========
CLASS X
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $35,694,595)                                   1,791,537
Net asset value and offering price per share        $19.92
CLASS A
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $31,000,738)                                   1,584,310
Net asset value per share                           $19.57
Offering price per share $19.57/(1-4.75%)           $20.55
CLASS B
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $4,394,693)                                      227,897
Net asset value and offering price per share        $19.28
CLASS C
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $1,833,304)                                       95,222
Net asset value and offering price per share        $19.25

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME
Dividends                             $   465,256
Interest                                  141,205
                                      -----------
    Total investment income               606,461
                                      -----------
EXPENSES
Investment advisory fee                   443,317
Distribution fee, Class A                  66,526
Distribution fee, Class B                  24,197
Distribution fee, Class C                   9,293
Financial agent fee                        85,097
Transfer agent                             88,614
Registration                               53,567
Printing                                   40,695
Trustees                                   25,716
Professional                               23,412
Custodian                                  12,443
Amortization of deferred
  organization expenses                    10,658
Miscellaneous                              23,541
                                      -----------
    Total expenses                        907,076
    Less expenses borne by
     investment adviser                   (49,249)
                                      -----------
    Net expenses                          857,827
                                      -----------
NET INVESTMENT LOSS                      (251,366)
                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities         7,420,446
Net change in unrealized
  appreciation (depreciation) on
  investments                           8,897,166
                                      -----------
NET GAIN ON INVESTMENTS                16,317,612
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $16,066,246
                                      ===========

18                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                  9/30/99        9/30/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $  (251,366)   $   (23,589)
  Net realized gain (loss)                                        7,420,446      5,786,850
  Net change in unrealized appreciation (depreciation)            8,897,166     (3,716,413)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   16,066,246      2,046,848
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                                         --        (28,234)
  Net realized gains, Class X                                    (2,678,808)    (2,638,126)
  Net realized gains, Class A                                    (2,257,410)      (456,891)
  Net realized gains, Class B                                      (125,950)            --
  Net realized gains, Class C                                       (32,675)            --
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (5,094,843)    (3,123,251)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (191,178 and 285,390 shares,
    respectively)                                                 3,657,324      4,884,932
  Net asset value of shares issued from reinvestment of
    distributions
    (152,656 and 175,598 shares, respectively)                    2,665,381      2,655,713
  Cost of shares repurchased (417,927 and 669,955 shares,
    respectively)                                                (7,626,080)   (11,501,669)
                                                                -----------    -----------
Total                                                            (1,303,375)    (3,961,024)
                                                                -----------    -----------
CLASS A
  Proceeds from sales of shares (713,052 and 903,203 shares,
    respectively)                                                12,978,542     16,095,224
  Net asset value of shares issued from reinvestment of
    distributions
    (130,999 and 30,397 shares, respectively)                     2,250,565        454,436
  Cost of shares repurchased (329,410 and 233,349 shares,
    respectively)                                                (5,879,689)    (3,581,463)
                                                                -----------    -----------
Total                                                             9,349,418     12,968,197
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (209,861 and 32,039 shares,
    respectively)                                                 3,860,313        544,661
  Net asset value of shares issued from reinvestment of
    distributions
    (5,386 and 0 shares, respectively)                               92,053             --
  Cost of shares repurchased (19,389 and 0 shares,
    respectively)                                                  (368,688)            --
                                                                -----------    -----------
Total                                                             3,583,678        544,661
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (88,996 and 7,802 shares,
    respectively)                                                 1,633,483        139,674
  Net asset value of shares issued from reinvestment of
    distributions
    (1,890 and 0 shares, respectively)                               32,392             --
  Cost of shares repurchased (3,466 and 0 shares,
    respectively)                                                   (65,089)            --
                                                                -----------    -----------
Total                                                             1,600,786        139,674
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      13,230,507      9,691,508
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          24,201,910      8,615,105
NET ASSETS
  Beginning of period                                            48,721,420     40,106,315
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]                                    $72,923,330    $48,721,420
                                                                ===========    ===========

                       See Notes to Financial Statements                      19

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS X
                                                                   ----------------------------------------------------
                                                                                                                FROM
                                                                         YEAR ENDED SEPTEMBER 30              INCEPTION
                                                                   ------------------------------------       3/8/96 TO
                                                                    1999          1998           1997          9/30/96
Net asset value, beginning of period                               $ 16.46       $ 16.43       $  13.74        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       (0.04)(1)      0.00(1)        0.03(2)        0.03(2)
  Net realized and unrealized gain (loss)                             5.11          1.28           3.50           3.71
                                                                   -------       -------       --------        -------
      TOTAL FROM INVESTMENT OPERATIONS                                5.07          1.28           3.53           3.74
                                                                   -------       -------       --------        -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  --         (0.02)         (0.07)            --
  Dividends from net realized gains                                  (1.61)        (1.23)         (0.77)            --
                                                                   -------       -------       --------        -------
      TOTAL DISTRIBUTIONS                                            (1.61)        (1.25)         (0.84)            --
                                                                   -------       -------       --------        -------
Change in net asset value                                             3.46          0.03           2.69           3.74
                                                                   -------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD                                     $ 19.92       $ 16.46       $  16.43        $ 13.74
                                                                   =======       =======       ========        =======
Total return(3)                                                      32.19 %        8.48%         27.27%         37.40%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $35,695       $30,713        $34,093        $12,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                  1.16 %        1.14%          1.52%(6)       0.81%(4)(6)
  Net investment income (loss)                                       (0.20)%        0.02%          0.31%          0.76%(4)
Portfolio turnover                                                     169 %         166%        145.69%         87.66%(5)

(1) Computed using average shares outstanding.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.03 and $(0.09) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4) Annualized.
(5) Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the year ended September 30, 1997 and the period ended
    September 30, 1996, respectively.

20                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                                   --------------------------------------------------
                                                                                                              FROM
                                                                        YEAR ENDED SEPTEMBER 30             INCEPTION
                                                                   ----------------------------------       3/8/96 TO
                                                                    1999          1998          1997         9/30/96
Net asset value, beginning of period                               $ 16.23       $ 16.28       $13.63        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       (0.09)(1)     (0.06)(1)    (0.08)(2)        --(2)
  Net realized and unrealized gain                                    5.04          1.24         3.50          3.63
                                                                   -------       -------       ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                                4.95          1.18         3.42          3.63
                                                                   -------       -------       ------        ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  --            --           --            --
  Dividends from net realized gains                                  (1.61)        (1.23)       (0.77)           --
                                                                   -------       -------       ------        ------
      TOTAL DISTRIBUTIONS                                            (1.61)        (1.23)       (0.77)           --
                                                                   -------       -------       ------        ------
Change in net asset value                                             3.34         (0.05)        2.65          3.63
                                                                   -------       -------       ------        ------
NET ASSET VALUE, END OF PERIOD                                     $ 19.57       $ 16.23       $16.28        $13.63
                                                                   =======       =======       ======        ======
Total return(3)                                                      31.89 %        7.93 %      26.51 %       36.30%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $31,001       $17,364       $6,013          $466

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                  1.44 %        1.55 %       2.48 %(6)     1.46%(4)(6)
  Net investment income (loss)                                       (0.49)%       (0.36)%      (0.62)%        0.16%(4)
Portfolio turnover                                                     169 %         166 %     145.69 %       87.66%(5)

(1) Computed using average shares outstanding.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) and $(0.34) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4) Annualized.
(5) Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the year ended September 30, 1997 and the period ended
    September 30, 1996, respectively.

                       See Notes to Financial Statements                      21

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS B                              CLASS C
                                                             ------------------------------       ------------------------------
                                                                                   FROM                                 FROM
                                                                  YEAR          INCEPTION              YEAR          INCEPTION
                                                                 ENDED          7/1/98 TO             ENDED          7/1/98 TO
                                                                9/30/99          9/30/98             9/30/99          9/30/98
Net asset value, beginning of period                             $16.19           $18.71              $16.18           $18.71
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.31)(1)(8)     (0.04)(1)(8)        (0.32)(2)(8)     (0.06)(2)(8)
  Net realized and unrealized gain (loss)                          5.01            (2.48)               5.00            (2.47)
                                                                 ------           ------              ------           ------
      TOTAL FROM INVESTMENT OPERATIONS                             4.70            (2.52)               4.68            (2.53)
                                                                 ------           ------              ------           ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                               --               --                  --               --
  Dividends from net realized gains                               (1.61)              --               (1.61)              --
                                                                 ------           ------              ------           ------
      TOTAL DISTRIBUTIONS                                         (1.61)              --               (1.61)              --
                                                                 ------           ------              ------           ------
Change in net asset value                                          3.09            (2.52)               3.07            (2.53)
                                                                 ------           ------              ------           ------
NET ASSET VALUE, END OF PERIOD                                   $19.28           $16.19              $19.25           $16.18
                                                                 ======           ======              ======           ======
Total return(3)                                                   30.31 %         (13.47)%(5)          30.20 %         (13.52)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $4,395             $519              $1,833             $126

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                               2.60 %(6)        2.60 %(4)(6)        2.60 %(7)        2.60%(4)(7)
  Net investment income (loss)                                    (1.66)%          (1.12)%(4)          (1.66)%          (1.39)%(4)
Portfolio turnover                                                  169 %            166 %(5)            169 %            166 %(5)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.47) and $(0.36) for the periods ended
    September 30, 1999 and September 30, 1998, respectively.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.90) and $(0.79) for the periods ended
    September 30, 1999 and September 30, 1998, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4) Annualized.
(5) Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(8) Computed using average shares outstanding.

22                     See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"-SM- FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL P. SENECA, PH.D., AND RICHARD D. LITTLE, CFA

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

A: The Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund seeks capital appreciation by investing in rapidly growing companies with the potential for accelerating revenues and increasing profits.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended September 30, 1999, Class A shares returned 32.27%, Class B shares earned 31.05%, Class C shares were up 31.07%, and Class X shares rose 33.02%. These returns compare with a return of 25.49% for the S&P 400 MidCap Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS LED TO YOUR STRONG PERFORMANCE RELATIVE TO THE BENCHMARK?

A: Good stock selection and the outperformance of "growth" sectors, such as technology, helped the portfolio's performance. The best performing stocks included Xilinx, a producer of programmable semiconductors, RF Micro Devices, a developer of power boosters that extend battery life and improve cell phone range, and VERITAS Software, a maker of computer storage management products. We also benefited from limited exposure to the financial services and health-care sectors, which continued to underperform.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK?

A: Difficult liquidity conditions in the market will probably persist in the near term, and as the media embraces the "Y2K" drama, investors may react rashly. We expect market action in the next few months to rival the volatility that has plagued us all year.

    Amid this turmoil, however, we believe very favorable fundamental conditions remain intact. Corporate earnings quality is strengthening, with fewer write-offs and stronger operating earnings. And, despite well-advertised inflation threats, actual inflation readings should remain subdued. The Federal Reserve could raise rates yet again, but the bulk of the interest rate rise is very likely behind us, in our opinion.

                                                                OCTOBER 19, 1999

(1) THE S&P 400 MIDCAP INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF MID-CAP STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/99

                                         INCEPTION   INCEPTION
                                1 YEAR   TO 9/30/99    DATE
                                -------  ----------  ---------
Class X Shares at NAV(2)        33.02%      23.54%     3/8/96
Class A Shares at NAV(2)        32.27       23.02      3/8/96
Class A Shares at POP(3)        25.99       21.35      3/8/96
Class B Shares at NAV(2)        31.05        3.92      7/1/98
Class B Shares with CDSC(4)     27.05        0.73      7/1/98
Class C Shares at NAV(2)        31.07        3.87      7/1/98
Class C Shares with CDSC(4)     31.07        3.87      7/1/98
S&P 400 MidCap Index(7)         25.49      Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.54% for Class X and Class A (since 3/8/96) and 4.53% for Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 400 MidCap Index is an unmanaged, commonly used measure of mid-cap stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-SENECA MID-CAP  PHOENIX-SENECA MID-CAP  S&P 400
     "EDGE"-SM- Fund Class   "EDGE"-SM- Fund Class   MidCap
      X at NAV(6)             A at POP(6)            Index(7)
3/96      $10,000                  $9,525            $10,000
96        $14,970                 $14,221            $10,876
97        $16,676                 $15,820            $15,129
98        $15,972                 $15,070            $14,176
99        $21,246                 $19,933            $17,791

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/99
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                  44%
Consumer Cyclicals          22
Energy                       8
Capital Goods                7
Financials                   7
Basic Materials              6
Consumer Staples             6

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  Comverse Technology, Inc.                                      4.7%
        MANUFACTURES SPECIAL PURPOSE COMPUTER AND TELECOMMUNICATIONS
        SYSTEMS
    2.  Tandy Corp.                                                    4.5%
        CONSUMER ELECTRONICS RETAILER
    3.  VERITAS Software Corp.                                         4.5%
        SUPPLIER OF DATA STORAGE MANAGEMENT SOLUTIONS
    4.  Xilinx, Inc.                                                   3.9%
        DESIGNS AND SELLS PROGRAMMABLE LOGIC DEVICES
    5.  Weatherford International, Inc.                                3.9%
        OIL AND GAS EQUIPMENT SUPPLIER
    6.  KLA-Tencor Corp.                                               3.8%
        SEMICONDUCTOR MANUFACTURER
    7.  UnionBanCal Corp.                                              3.8%
        PACIFIC REGIONAL BANK
    8.  PMC-Sierra, Inc.                                               3.7%
        MANUFACTURER OF SEMICONDUCTORS AND INTEGRATED CIRCUITS
    9.  Nabors Industries, Inc.                                        3.5%
        OIL AND GAS LAND DRILLING CONTRACTOR
   10.  SPX Corp.                                                      3.5%
        PROVIDES SERVICE TOOLS TO THE MOTOR VEHICLE INDUSTRY

                       INVESTMENTS AT SEPTEMBER 30, 1999


                                    SHARES      VALUE
                                    -------  ------------
COMMON STOCKS--95.0%
AUTO PARTS & EQUIPMENT--2.3%
Lear Corp.(b).................       13,100  $   460,956

BANKS (MAJOR REGIONAL)--2.7%
Comerica, Inc.................       10,505      531,816

BANKS (REGIONAL)--3.8%
UnionBanCal Corp..............       20,500      743,125
BROADCASTING (TELEVISION, RADIO & CABLE)--6.1%
AMFM, Inc.(b).................       10,660      648,927
EchoStar Communications
Corp.(b)......................        6,240      566,670
                                             -----------
                                               1,215,597
                                             -----------
CHEMICALS (SPECIALTY)--1.5%
Hercules, Inc.................       10,310      295,124

COMMUNICATIONS EQUIPMENT--7.0%
American Tower Corp. Class
A(b)..........................       23,850      466,566
Comverse Technology,
Inc.(b).......................        9,795      923,791
                                             -----------
                                               1,390,357
                                             -----------

COMPUTERS (HARDWARE)--4.2%
Copper Mountain Networks,
Inc.(b).......................        4,460      390,807
Paradyne Networks, Inc.(b)....       15,770      441,560
                                             -----------
                                                 832,367
                                             -----------

COMPUTERS (SOFTWARE & SERVICES)--4.5%
VERITAS Software Corp.(b).....       11,690      887,709

                                    SHARES      VALUE
                                    -------  ------------

ELECTRICAL EQUIPMENT--4.7%
SPX Corp.(b)..................        7,540  $   684,255
Universal Electronics,
Inc.(b).......................       10,750      248,594
                                             -----------
                                                 932,849
                                             -----------

ELECTRONICS (SEMICONDUCTORS)--19.2%
Applied Micro Circuits
Corp.(b)......................        9,520      542,640
LSI Logic Corp.(b)............       10,100      520,150
PMC-Sierra, Inc.(b)...........        7,940      734,450
RF Micro Devices, Inc.(b).....       14,520      664,290
SDL, Inc.(b)..................        7,250      553,266
Xilinx, Inc.(b)...............       11,790      772,613
                                             -----------
                                               3,787,409
                                             -----------

EQUIPMENT (SEMICONDUCTOR)--3.8%
KLA-Tencor Corp.(b)...........       11,530      749,450

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
Park Place Entertainment
Corp.(b)......................        7,600       95,000

MANUFACTURING (DIVERSIFIED)--2.0%
Yankee Candle Co., Inc.
(The)(b)......................       20,650      398,803

OIL & GAS (DRILLING & EQUIPMENT)--7.4%
Nabors Industries, Inc.(b)....       27,590      689,750
Weatherford International,
Inc.(b).......................       23,880      764,160
                                             -----------
                                               1,453,910
                                             -----------

PAPER & FOREST PRODUCTS--4.7%
Mead Corp. (The)..............       12,250      421,094

                       See Notes to Financial Statements                      25

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund


                                    SHARES      VALUE
                                    -------  ------------
PAPER & FOREST PRODUCTS--CONTINUED
Smurfit-Stone Container
Corp.(b)......................       23,300  $   503,863
                                             -----------
                                                 924,957
                                             -----------

RETAIL (COMPUTERS & ELECTRONICS)--6.8%
Best Buy Co., Inc.(b).........        7,430      461,124
Tandy Corp....................       17,200      889,025
                                             -----------
                                               1,350,149
                                             -----------
RETAIL (SPECIALTY-APPAREL)--5.8%
Abercrombie & Fitch Co. Class
A(b)..........................       16,910      575,997
TJX Companies, Inc. (The).....       20,290      569,388
                                             -----------
                                               1,145,385
                                             -----------
SERVICES (ADVERTISING/MARKETING)--3.2%
Outdoor Systems, Inc.(b)......       17,485      625,089

SERVICES (COMMERCIAL & CONSUMER)--2.1%
Crown Castle International
Corp.(b)......................       22,220      415,931

SERVICES (DATA PROCESSING)--2.7%
Concord EFS, Inc.(b)..........       25,890      533,981
- ---------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $16,579,214)                 18,769,964
- ---------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.0%
(IDENTIFIED COST $16,579,214)                 18,769,964
- ---------------------------------------------------------

                                      PAR
                                     VALUE
                                     (000)      VALUE
                                    -------  ------------
SHORT-TERM OBLIGATIONS--10.4%

REPURCHASE AGREEMENT--10.4%
State Street Bank & Trust Co.
repurchase agreement, 4.25%,
dated 9/30/99 due 10/1/99,
repurchase price $2,052,242
collateralized by U.S.
Treasury Note 5.50%, 3/31/00,
market value $2,097,619.......      $ 2,052  $ 2,052,000
- ---------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,052,000)                   2,052,000
- ---------------------------------------------------------

TOTAL INVESTMENTS--105.4%
(IDENTIFIED COST $18,631,214)                 20,821,964(a)
Cash and receivables, less
liabilities--(5.4%)                           (1,074,280)
                                             -----------
NET ASSETS--100.0%                           $19,747,684
                                             ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,283,643 and gross depreciation of $1,093,324 for federal income tax purposes. At
     September 30, 1999, the aggregate cost of securities for federal income tax purposes was $18,631,645.
(b)  Non-income producing.

26
                       See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $18,631,214)                $20,821,964
Cash                                                14,621
Receivables
  Fund shares sold                                 112,218
  Investment securities sold                        42,843
  Dividends and interest                             8,604
  Receivable from adviser                            7,917
Deferred organization expenses                      13,527
Prepaid expenses                                     1,132
                                               -----------
    Total assets                                21,022,826
                                               -----------
LIABILITIES
Payables
  Investment securities purchased                1,177,527
  Fund shares repurchased                            1,037
  Transfer agent fee                                13,298
  Distribution fee                                  10,031
  Financial agent fee                                5,352
  Trustees' fee                                        913
Accrued expenses                                    66,984
                                               -----------
    Total liabilities                            1,275,142
                                               -----------
NET ASSETS                                     $19,747,684
                                               ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial
  interest                                      15,537,102
Accumulated net realized gain                    2,019,832
Net unrealized appreciation                      2,190,750
                                               -----------
NET ASSETS                                     $19,747,684
                                               ===========
CLASS X
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $10,640,039)                                     598,363
Net asset value and offering price per share        $17.78
CLASS A
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $6,456,794)                                      366,822
Net asset value per share                           $17.60
Offering price per share $17.60/(1-4.75%)           $18.48
CLASS B
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $1,675,972)                                       96,280
Net asset value and offering price per share        $17.41
CLASS C
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $974,879)                                         56,027
Net asset value and offering price per share        $17.40

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME
Dividends                              $   66,889
Interest                                   56,334
                                       ----------
    Total investment income               123,223
                                       ----------
EXPENSES
Investment advisory fee                   142,594
Distribution fee, Class A                  13,633
Distribution fee, Class B                   8,493
Distribution fee, Class C                   4,918
Financial agent fee                        54,410
Transfer agent                             85,382
Registration                               44,456
Printing                                   29,112
Trustees                                   25,773
Professional                               16,744
Amortization of deferred organization
  expenses                                 10,658
Custodian                                   9,906
Miscellaneous                               4,879
                                       ----------
    Total expenses                        450,958
    Less expenses borne by investment
     adviser                              (51,919)
                                       ----------
    Net expenses                          399,039
                                       ----------
NET INVESTMENT LOSS                      (275,816)
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities         2,299,388
Net change in unrealized appreciation
  (depreciation) on investments         2,415,950
                                       ----------
NET GAIN ON INVESTMENTS                 4,715,338
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $4,439,522
                                       ==========

                       See Notes to Financial Statements                      27

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                  9/30/99        9/30/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $  (275,816)   $  (201,569)
  Net realized gain (loss)                                        2,299,388        895,515
  Net change in unrealized appreciation (depreciation)            2,415,950     (1,612,591)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    4,439,522       (918,645)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class X                                      (355,856)    (1,092,044)
  Net realized gains, Class A                                      (166,088)      (289,481)
  Net realized gains, Class B                                       (11,063)            --
  Net realized gains, Class C                                        (9,446)            --
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (542,453)    (1,381,525)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (143,563 and 135,008 shares,
    respectively)                                                 2,478,919      2,127,609
  Net asset value of shares issued from reinvestment of
    distributions
    (21,703 and 84,041 shares, respectively)                        354,621      1,090,132
  Cost of shares repurchased (214,035 and 142,018 shares,
    respectively)                                                (3,757,537)    (2,045,120)
                                                                -----------    -----------
Total                                                              (923,997)     1,172,621
                                                                -----------    -----------
CLASS A
  Proceeds from sales of shares (228,931 and 159,888 shares,
    respectively)                                                 3,836,768      2,538,940
  Net asset value of shares issued from reinvestment of
    distributions
    (10,097 and 22,073 shares, respectively)                        163,976        286,061
  Cost of shares repurchased (138,776 and 62,130 shares,
    respectively)                                                (2,331,488)      (947,854)
                                                                -----------    -----------
Total                                                             1,669,256      1,877,147
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (86,897 and 10,599 shares,
    respectively)                                                 1,460,274        169,635
  Net asset value of shares issued from reinvestment of
    distributions
    (684 and 0 shares, respectively)                                 11,062             --
  Cost of shares repurchased (1,900 and 0 shares,
    respectively)                                                   (31,603)            --
                                                                -----------    -----------
Total                                                             1,439,733        169,635
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (49,078 and 7,538 shares,
    respectively)                                                   821,159        125,992
  Net asset value of shares issued from reinvestment of
    distributions
    (402 and 0 shares, respectively)                                  6,510             --
  Cost of shares repurchased (991 and 0 shares,
    respectively)                                                   (16,970)            --
                                                                -----------    -----------
Total                                                               810,699        125,992
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       2,995,691      3,345,395
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                           6,892,760      1,045,225
NET ASSETS
  Beginning of period                                            12,854,924     11,809,699
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]                                    $19,747,684    $12,854,924
                                                                ===========    ===========

28                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS X
                                          -----------------------------------------------------------
                                                                                             FROM
                                                    YEAR ENDED SEPTEMBER 30                INCEPTION
                                          --------------------------------------------     3/8/96 TO
                                             1999           1998              1997          9/30/96
Net asset value, beginning of period        $ 13.81        $ 16.47           $ 14.97        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.21)(1)      (0.23)(1)(2)      (0.17)(2)       0.01(2)
  Net realized and unrealized gain
    (loss)                                     4.72          (0.58)             1.84           4.96
                                            -------        -------           -------        -------
      TOTAL FROM INVESTMENT OPERATIONS         4.51          (0.81)             1.67           4.97
                                            -------        -------           -------        -------
LESS DISTRIBUTIONS:
  Dividends from net investment income           --             --             (0.07)            --
  Dividends from net realized gains           (0.54)         (1.85)            (0.10)            --
                                            -------        -------           -------        -------
      TOTAL DISTRIBUTIONS                     (0.54)         (1.85)            (0.17)            --
                                            -------        -------           -------        -------
Change in net asset value                      3.97          (2.66)             1.50           4.97
                                            -------        -------           -------        -------
NET ASSET VALUE, END OF PERIOD              $ 17.78        $ 13.81           $ 16.47        $ 14.97
                                            =======        =======           =======        =======
Total return(3)                               33.02 %        (4.22) %          11.39 %        49.70%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $10,640        $ 8,940           $ 9,390        $ 7,428

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.96 %         2.10 %(6)         1.74 %(6)      0.90%(4)(6)
  Net investment income (loss)                (1.27)%        (1.49)%           (0.97) %        0.27%(4)
Portfolio turnover                              192 %          206 %          283.60 %        72.34%(5)

(1) Computed using average shares outstanding.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.27), $(0.33) and $(0.19) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4) Annualized.
(5) Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.77% and 5.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

                       See Notes to Financial Statements                      29

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                          -----------------------------------------------------------
                                                                                             FROM
                                                    YEAR ENDED SEPTEMBER 30                INCEPTION
                                          --------------------------------------------     3/8/96 TO
                                             1999           1998              1997          9/30/96
Net asset value, beginning of period        $ 13.75        $ 16.49           $ 14.94        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.31)(1)      (0.30)(1)(2)      (0.25)(2)      (0.01)(2)
  Net realized and unrealized gain
    (loss)                                     4.70          (0.59)             1.90           4.95
                                            -------        -------           -------        -------
      TOTAL FROM INVESTMENT OPERATIONS         4.39          (0.89)             1.65           4.94
                                            -------        -------           -------        -------
LESS DISTRIBUTIONS:
  Dividends from net investment income           --             --                --             --
  Dividends from net realized gains           (0.54)         (1.85)            (0.10)            --
                                            -------        -------           -------        -------
      TOTAL DISTRIBUTIONS                     (0.54)         (1.85)            (0.10)            --
                                            -------        -------           -------        -------
Change in net asset value                      3.85          (2.74)             1.55           4.94
                                            -------        -------           -------        -------
NET ASSET VALUE, END OF PERIOD              $ 17.60        $ 13.75           $ 16.49        $ 14.94
                                            =======        =======           =======        =======
Total return(3)                               32.27 %        (4.74) %          11.25 %        49.30 %(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $ 6,457        $ 3,666           $ 2,419        $ 1,355

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.51 %         2.70 %(6)         2.37 %(6)      1.55 %(4)(6)
  Net investment income (loss)                (1.81) %       (1.95) %          (1.60) %       (0.46) %(4)
Portfolio turnover                              192 %          206 %          283.60 %        72.34 %(5)

(1) Computed using average shares outstanding.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.31), $(0.55) and $(0.20) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4) Annualized.
(5) Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.74%, 4.32% and 9.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

30                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     CLASS B                             CLASS C
                                          -----------------------------       ------------------------------
                                                               FROM                                 FROM
                                             YEAR            INCEPTION           YEAR             INCEPTION
                                             ENDED           7/1/98 TO           ENDED            7/1/98 TO
                                            9/30/99           9/30/98           9/30/99            9/30/98
Net asset value, beginning of period        $ 13.73           $ 17.15           $ 13.72            $ 17.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.47)(1)(2)      (0.09)(1)(2)      (0.47)(1)(3)       (0.09)(1)(3)
  Net realized and unrealized gain
    (loss)                                     4.69             (3.33)             4.69              (3.34)
                                            -------           -------           -------            -------
      TOTAL FROM INVESTMENT OPERATIONS         4.22             (3.42)             4.22              (3.43)
                                            -------           -------           -------            -------
LESS DISTRIBUTIONS:
  Dividends from net investment income           --                --                --                 --
  Dividends from net realized gains           (0.54)               --             (0.54)                --
                                            -------           -------           -------            -------
      TOTAL DISTRIBUTIONS                     (0.54)               --             (0.54)                --
                                            -------           -------           -------            -------
Change in net asset value                      3.68             (3.42)             3.68              (3.43)
                                            -------           -------           -------            -------
NET ASSET VALUE, END OF PERIOD              $ 17.41           $ 13.73           $ 17.40            $ 13.72
                                            =======           =======           =======            =======
Total return(4)                               31.05 %          (19.94)%(6)        31.07 %           (20.00)%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $1,676              $145              $975               $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           3.45 %(7)         3.45 %(5)(7)      3.45 %(8)          3.45 %(5)(8)
  Net investment income (loss)                (2.78)%           (2.45)%(5)        (2.78)%            (2.44)%(5)
Portfolio turnover                              192 %             206 %(6)          192 %              206 %(6)

(1) Computed using average shares outstanding.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.96) and $(0.69) for the periods ended September 30, 1999 and September 30, 1998, respectively.
(3) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(1.40) and $(0.77) for the periods ended September 30, 1999 and September 30, 1998, respectively.
(4) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(5) Annualized.
(6) Not annualized.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.33% and 20.80% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(8) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.03% and 21.14% for the periods ended September 30, 1999 and September 30, 1998, respectively.

                       See Notes to Financial Statements                      31

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL P. SENECA, PH.D., AND DAVID SHAPIRO, J.D.

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

A: The Phoenix-Seneca Real Estate Securities Fund seeks high total return, both current income and capital appreciation, through investments in Real Estate Investment Trusts (REITs) and real estate-related securities. Investors should note that real estate investing involves certain risks, such as refinancing, economic impact on the industry, changes in property values, dependency on management skills, and risks similar to those of small-company investing.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended September 30, 1999, Class A shares returned (7.97)%, Class B shares returned (8.59)%, Class C shares returned (8.58)%, and Class X shares returned (6.66)% compared with a return of (4.73)% for the Wilshire REIT Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

A: With the underlying economy strong, we look for the fundamentals of real estate to remain positive. Our investment strategy is a two-pronged approach. Instead of focusing on the various real estate sectors to maximize returns, we will seek to own companies with strong management and dominant market positions, such as Equity Residential, Spieker Properties, and value stocks with solid market niches and savvy management, such as Essex, Pacific Gulf, and Macerich.

    While real estate fundamentals at the operating level remain excellent, the public markets for real estate company stocks have been in a steady decline. We believe this disconnect between the public and private market for real estate is an opportunity to focus on the arbitrage opportunities. Accordingly, we will look to own quality companies that are selling at substantial discounts to their net asset value.

                                                                OCTOBER 19, 1999

(1) THE WILSHIRE REIT INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF PUBLICLY TRADED REAL ESTATE EQUITY. THE INDEX IS COMPRISED OF COMPANIES WHOSE CHARTER IS THE EQUITY OWNERSHIP AND OPERATION OF COMMERCIAL REAL ESTATE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND IS CALCULATED MONTHLY RATHER THAN DAILY.
32

Phoenix-Seneca Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/99

                                           INCEPTION   INCEPTION
                                 1 YEAR   TO 9/30/99     DATE
                                --------  -----------  ---------
Class X Shares at NAV(2)         (6.66)%       4.33%    3/12/96
Class A Shares at NAV(2)         (7.97)        3.14     3/12/96
Class A Shares at POP(3)        (12.34)        1.74     3/12/96
Class B Shares at NAV(2)         (8.59)      (15.96)     7/1/98
Class B Shares with CDSC(4)     (12.06)      (18.51)     7/1/98
Class C Shares at NAV(2)         (8.58)      (15.96)     7/1/98
Class C Shares with CDSC(4)      (8.58)      (15.96)     7/1/98
Wilshire REIT Index(7)           (4.73)      Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 7.52% for Class X and Class A (since 3/29/96) and (12.07)% for Class B and Class C (since 6/30/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Wilshire REIT Index is an unmanaged, commonly used measure of total return performance of publicly traded real estate equity. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PHOENIX-SENECA REAL ESTATE   PHOENIX-SENECA REAL ESTATE    WILSHIRE
        SECURITIES FUND CLASS X AT   SECURITIES FUND CLASS A AT     REIT
                 NAV(6)                      POP(3)                INDEX(7)
3/96            $10,000                      $9,525                $10,000
96              $11,261                     $10,669                $11,111
97              $15,252                     $14,353                $15,800
98              $12,456                     $11,551                $13,538
99              $11,626                     $10,631                $12,897

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/99
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Office                   26%
Apartments               21
Regional Malls           12
Diversified              11
Lodging/Resorts           8
Industrial                8
Manufactured Homes        7
Other                     7

Phoenix-Seneca Real Estate Securities Fund

   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  Equity Residential Properties Trust                            6.4%
        APARTMENT REIT
    2.  Essex Property Trust, Inc.                                     6.3%
        APARTMENT REIT
    3.  Equity Office Properties Trust                                 5.6%
        OFFICE REIT
    4.  Macerich Co. (The)                                             4.8%
        REGIONAL MALL REIT
    5.  Mack-Cali Realty Corp.                                         4.7%
        OFFICE REIT
    6.  Urban Shopping Centers, Inc.                                   4.7%
        REGIONAL MALL REIT
    7.  Pacific Gulf Properties, Inc.                                  4.4%
        DIVERSIFIED REIT
    8.  Manufactured Home Communities, Inc.                            4.2%
        MANUFACTURED HOMES REIT
    9.  Spieker Properties, Inc.                                       4.1%
        OFFICE REIT
   10.  Cornerstone Properties, Inc.                                   4.0%
        OFFICE REIT

                       INVESTMENTS AT SEPTEMBER 30, 1999

                                              SHARES      VALUE
                                              -------  -----------
COMMON STOCKS--92.3%

REAL ESTATE INVESTMENT TRUSTS--90.5%
DIVERSIFIED--7.9%
Crescent Real Estate Equities Co........       26,000  $   468,000
Entertainment Properties Trust..........       12,000      175,500
Pacific Gulf Properties, Inc............       41,290      823,219
                                                       -----------
                                                         1,466,719
                                                       -----------
INDUSTRIAL/OFFICE--34.2%
INDUSTRIAL--7.0%
Bedford Property Investors, Inc.........       41,600      702,000
First Industrial Realty Trust, Inc......       24,500      606,375
                                                       -----------
                                                         1,308,375
                                                       -----------
MIXED--2.5%
TriNet Corporate Realty Trust, Inc......       19,500      464,344
MORTGAGE BACKED--2.7%
Northstar Financial Corp.(b)(c).........       35,000      507,500

OFFICE--22.0%
Cornerstone Properties, Inc.............       48,500      739,625
Equity Office Properties Trust..........       45,100    1,048,575
Mack-Cali Realty Corp...................       32,800      879,450
Prentiss Properties Trust...............       30,400      674,500
Spieker Properties, Inc.................       22,000      763,125
                                                       -----------
                                                         4,105,275
                                                       -----------
- ------------------------------------------------------------------
TOTAL INDUSTRIAL/ OFFICE                                 6,385,494
- ------------------------------------------------------------------
                                              SHARES      VALUE
                                              -------  -----------

LODGING/RESORTS--8.0%
FelCor Lodging Trust, Inc...............       37,275  $   652,312
MeriStar Hospitality Corp...............       27,374      417,454
Starwood Hotel & Resorts Worldwide,
Inc.....................................       16,000      357,000
Sunstone Hotel Investors, Inc...........        7,510       65,713
                                                       -----------
                                                         1,492,479
                                                       -----------

RESIDENTIAL--27.4%

APARTMENTS--20.3%
Archstone Communities Trust.............       32,996      637,235
Avalonbay Communities, Inc..............       15,750      533,531
Berkshire Realty Co., Inc...............       21,200      254,400
Equity Residential Properties Trust.....       28,200    1,194,975
Essex Property Trust, Inc...............       33,450    1,168,659
                                                       -----------
                                                         3,788,800
                                                       -----------

MANUFACTURED HOMES--7.1%
Chateau Communities, Inc................       20,700      538,200
Manufactured Home Communities, Inc......       33,200      776,050
                                                       -----------
                                                         1,314,250
                                                       -----------
- ------------------------------------------------------------------
TOTAL RESIDENTIAL                                        5,103,050
- ------------------------------------------------------------------

RETAIL--13.0%

REGIONAL MALLS--11.9%
Macerich Co. (The)......................       38,400      888,000
Simon Property Group, Inc...............       20,415      458,062
Urban Shopping Centers, Inc.............       30,000      870,000
                                                       -----------
                                                         2,216,062
                                                       -----------

34                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                                              SHARES      VALUE
                                              -------  -----------
STRIP CENTERS--1.1%
Developers Diversified Realty Corp......       15,200  $   212,800
- ------------------------------------------------------------------
TOTAL RETAIL                                             2,428,862
- ------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $20,311,794)                           16,876,604
- ------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--1.8%

DIVERSIFIED--0.2%
Catellus Development Corp.(b)...........        2,400       28,200

INDUSTRIAL/OFFICE--0.8%
Capital Trust Class A(b)................       31,500      155,531
LODGING/RESORTS--0.8%
Wyndham International, Inc. Class
A(b)....................................       58,538      153,662
- ------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $1,663,782)                               337,393
- ------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $21,975,576)                           17,213,997
- ------------------------------------------------------------------
                                              SHARES      VALUE
                                              -------  -----------

CONVERTIBLE PREFERRED STOCKS--6.1%

REAL ESTATE INVESTMENT TRUSTS--6.1%

DIVERSIFIED--2.9%
Glenborough Realty Trust, Inc. Series A
Cv. Pfd. 7.75%..........................       32,550  $   535,041

INDUSTRIAL/OFFICE--3.2%

MIXED--3.2%
Reckson Associates Realty Corp. Series A
Cv. Pfd. 7.625%.........................       30,000      605,625
- ------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $1,470,254)                             1,140,666
- ------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,470,254)                             1,140,666
- ------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $23,445,830)                           18,354,663(a)
Cash and receivables, less liabilities--1.6%               307,360
                                                       -----------
NET ASSETS--100.0%                                     $18,662,023
                                                       ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $312,920 and gross depreciation of $5,404,087 for federal income tax purposes. At
     September 30, 1999, the aggregate cost of securities for federal income tax purposes was $23,445,830.
(b)  Non-income producing.
(c)  Private Placement.

                       See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $23,445,830)                $18,354,663
Receivables
  Dividends and interest                           206,542
  Investment securities sold                       178,563
Deferred organization expenses                      13,527
Prepaid expenses                                     2,149
                                               -----------
    Total assets                                18,755,444
                                               -----------
LIABILITIES
Payables
  Custodian                                          8,309
  Fund shares repurchased                           12,372
  Transfer agent fee                                12,008
  Investment advisory fee                            7,839
  Financial agent fee                                5,199
  Distribution fee                                   1,681
  Trustees' fee                                        913
Accrued expenses                                    45,100
                                               -----------
    Total liabilities                               93,421
                                               -----------
NET ASSETS                                     $18,662,023
                                               ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial
  interest                                     $24,193,732
Undistributed net investment income                223,188
Accumulated net realized loss                     (663,730)
Net unrealized depreciation                     (5,091,167)
                                               -----------
NET ASSETS                                     $18,662,023
                                               ===========
CLASS X
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $17,346,011)                                   1,789,967
Net asset value and offering price per share         $9.69
CLASS A
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $918,535)                                         96,249
Net asset value per share                            $9.54
Offering price per share $9.54/(1-4.75%)            $10.02
CLASS B
Shares of beneficial interest outstanding,
  $1 par value,
  unlimited authorization (Net Assets
  $197,438)                                         20,676
Net asset value and offering price per share         $9.55
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $200,039)     20,955
Net asset value and offering price per share         $9.55

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME
Dividends                             $ 1,304,610
Interest                                   13,214
                                      -----------
    Total investment income             1,317,824
                                      -----------
EXPENSES
Investment advisory fee                   181,649
Distribution fee, Class A                   2,743
Distribution fee, Class B                   1,715
Distribution fee, Class C                   1,571
Financial agent fee                        55,598
Transfer agent                             77,424
Registration                               36,379
Trustees                                   25,773
Professional                               17,224
Printing                                   14,720
Amortization of deferred
  organization expenses                    10,658
Custodian                                   5,358
Miscellaneous                              10,670
                                      -----------
    Total expenses                        441,482
    Less expenses borne by
     investment adviser                   (63,940)
                                      -----------
    Net expenses                          377,542
                                      -----------
NET INVESTMENT INCOME                     940,282
                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities          (655,001)
Net change in unrealized
  appreciation (depreciation) on
  investments                          (1,715,439)
                                      -----------
NET LOSS ON INVESTMENTS                (2,370,440)
                                      -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $(1,430,158)
                                      ===========

36                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended       Year Ended
                                                                   9/30/99          9/30/98
                                                                -------------    -------------
FROM OPERATIONS
  Net investment income (loss)                                   $   940,282      $ 1,139,214
  Net realized gain (loss)                                          (655,001)         551,625
  Net change in unrealized appreciation (depreciation)            (1,715,439)      (7,262,351)
                                                                 -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    (1,430,158)      (5,571,512)
                                                                 -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                                    (837,674)        (927,830)
  Net investment income, Class A                                     (38,060)         (63,404)
  Net investment income, Class B                                      (4,962)            (523)
  Net investment income, Class C                                      (3,646)            (508)
  Net realized gains, Class X                                       (499,713)      (1,123,456)
  Net realized gains, Class A                                        (30,097)        (124,174)
  Net realized gains, Class B                                         (4,310)              --
  Net realized gains, Class C                                         (2,368)              --
                                                                 -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (1,420,830)      (2,239,895)
                                                                 -----------      -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (210,923 and 190,605 shares,
    respectively)                                                  2,123,311        2,502,892
  Net asset value of shares issued from reinvestment of
    distributions
    (132,293 and 153,188 shares, respectively)                     1,320,535        2,018,886
  Cost of shares repurchased (515,264 and 297,712 shares,
    respectively)                                                 (5,249,668)      (3,754,823)
                                                                 -----------      -----------
Total                                                             (1,805,822)         766,955
                                                                 -----------      -----------
CLASS A
  Proceeds from sales of shares (21,611 and 31,969 shares,
    respectively)                                                    225,249          436,921
  Net asset value of shares issued from reinvestment of
    distributions
    (6,494 and 13,501 shares, respectively)                           64,196          179,472
  Cost of shares repurchased (55,264 and 138,471 shares,
    respectively)                                                   (559,210)      (1,815,501)
                                                                 -----------      -----------
Total                                                               (269,765)      (1,199,108)
                                                                 -----------      -----------
CLASS B
  Proceeds from sales of shares (11,520 and 8,978 shares,
    respectively)                                                    120,191          113,001
  Net asset value of shares issued from reinvestment of
    distributions
    (933 and 47 shares, respectively)                                  9,271              523
  Cost of shares repurchased (0 and 802 shares,
    respectively)                                                         --           (9,281)
                                                                 -----------      -----------
Total                                                                129,462          104,243
                                                                 -----------      -----------
CLASS C
  Proceeds from sales of shares (12,513 and 7,932 shares,
    respectively)                                                    124,671          100,250
  Net asset value of shares issued from reinvestment of
    distributions
    (589 and 46 shares, respectively)                                  5,859              506
  Cost of shares repurchased (125 and 0 shares,
    respectively)                                                     (1,280)              --
                                                                 -----------      -----------
Total                                                                129,250          100,756
                                                                 -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       (1,816,875)        (227,154)
                                                                 -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS                           (4,667,863)      (8,038,561)
NET ASSETS
  Beginning of period                                             23,329,886       31,368,447
                                                                 -----------      -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $223,188 AND $169,785, RESPECTIVELY]                         $18,662,023      $23,329,886
                                                                 ===========      ===========

                       See Notes to Financial Statements                      37

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             CLASS X
                                     -------------------------------------------------------
                                                                                    FROM
                                            YEAR ENDED SEPTEMBER 30,              INCEPTION
                                     ---------------------------------------     3/12/96 TO
                                        1999        1998            1997           9/30/96
Net asset value, beginning of
  period                               $ 11.11     $ 14.71         $ 11.10        $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.47(6)     0.54            0.13(1)         0.13(1)
  Net realized and unrealized gain
    (loss)                               (1.20)      (3.10)           3.77            1.10
                                       -------     -------         -------        --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (0.73)      (2.56)           3.90            1.23
                                       -------     -------         -------        --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.44)      (0.46)          (0.28)          (0.13)
  Dividends from net realized gains      (0.25)      (0.58)          (0.01)             --
                                       -------     -------         -------        --------
      TOTAL DISTRIBUTIONS                (0.69)      (1.04)          (0.29)          (0.13)
                                       -------     -------         -------        --------
Change in net asset value                (1.42)      (3.60)           3.61            1.10
                                       -------     -------         -------        --------
NET ASSET VALUE, END OF PERIOD         $  9.69     $ 11.11         $ 14.71        $  11.10
                                       =======     =======         =======        ========
Total return(2)                          (6.66)%    (18.33)%         35.44%          12.39%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $17,346     $21,794         $28,193        $  1,073

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.66 %      1.47 %          1.99%(5)        1.00%(3)(5)
  Net investment income (loss)            4.50 %      4.14 %          2.38%           4.39%(3)
Portfolio turnover                           5 %        53 %         75.68%          30.70%(4)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.13 and $(1.45) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(6)  Computed using average shares outstanding.

38
                       See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                CLASS A
                                     -------------------------------------------------------------
                                                                                          FROM
                                               YEAR ENDED SEPTEMBER 30,                 INCEPTION
                                     ---------------------------------------------     3/12/96 TO
                                        1999              1998            1997           9/30/96
Net asset value, beginning of
  period                               $ 11.00           $ 14.68         $ 11.08         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.32(1)(6)        0.35            0.03(1)         0.13(1)
  Net realized and unrealized gain
    (loss)                               (1.19)            (3.08)           3.78            1.08
                                       -------           -------         -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (0.87)            (2.73)           3.81            1.21
                                       -------           -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.34)            (0.37)          (0.20)          (0.13)
  Dividends from net realized gains      (0.25)            (0.58)          (0.01)             --
                                       -------           -------         -------         -------
      TOTAL DISTRIBUTIONS                (0.59)            (0.95)          (0.21)          (0.13)
                                       -------           -------         -------         -------
Change in net asset value                (1.46)            (3.68)           3.60            1.08
                                       -------           -------         -------         -------
NET ASSET VALUE, END OF PERIOD         $  9.54           $ 11.00         $ 14.68         $ 11.08
                                       =======           =======         =======         =======
Total return(2)                          (7.97)%          (19.52)%         34.54%          12.22%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $   919           $ 1,357         $ 3,176         $   222

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.05 %(5)         2.76 %          2.91%(5)        1.65%(3)(5)
  Net investment income (loss)            3.13 %            2.45 %          1.37%           4.61%(3)
Portfolio turnover                           5 %              53 %         75.68%          30.70%(4)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.20, $(0.04) and $(1.96) for the years ended September 30, 1999 and 1997 and the period ended September 30, 1996, respectively.
(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.27%, 3.79% and 73.01% for the years ended September 30, 1999 and 1997 and the period ended September 30, 1996, respectively.
(6)  Computed using average shares outstanding.

                       See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS B                               CLASS C
                                     ------------------------------        ------------------------------
                                                           FROM                                  FROM
                                        YEAR             INCEPTION            YEAR             INCEPTION
                                        ENDED            7/1/98 TO            ENDED            7/1/98 TO
                                       9/30/99            9/30/98            9/30/99            9/30/98
Net asset value, beginning of
  period                                $11.01             $12.58             $11.01             $12.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.29(1)(8)         0.07(1)            0.29(2)(8)         0.07(2)
  Net realized and unrealized gain       (1.22)             (1.58)             (1.22)             (1.58)
                                        ------             ------             ------             ------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (0.93)             (1.51)             (0.93)             (1.51)
                                        ------             ------             ------             ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (0.28)             (0.06)             (0.28)             (0.06)
  Dividends from net realized gains      (0.25)                --              (0.25)                --
                                        ------             ------             ------             ------
      TOTAL DISTRIBUTIONS                (0.53)             (0.06)             (0.53)             (0.06)
                                        ------             ------             ------             ------
Change in net asset value                (1.46)             (1.57)             (1.46)             (1.57)
                                        ------             ------             ------             ------
NET ASSET VALUE, END OF PERIOD          $ 9.55             $11.01             $ 9.55             $11.01
                                        ======             ======             ======             ======
Total return(3)                          (8.59)%           (11.97)%(5)         (8.58)%           (11.97)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $197                $91               $200                $88

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.80 %(6)          3.80 %(4)(6)       3.80 %(7)          3.80 %(4)(7)
  Net investment income (loss)            2.79 %             2.50 %(4)          2.80 %             2.44 %(4)
Portfolio turnover                           5 %               53 %(5)             5 %               53 %(5)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(1.23) and $(0.46) for the periods ended
     September 30, 1999 and September 30, 1998, respectively.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(1.39) and $(0.48) for the periods ended
     September 30, 1999 and September 30, 1998, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 18.50% and 22.08% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 19.95% and 22.93% for the periods ended September 30, 1999 and September 30, 1998, respectively.
(8)  Computed using average shares outstanding.

40
                       See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Trust are divided into four series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund and Phoenix-Seneca Real Estate Securities Fund (formerly Seneca Bond Fund, Seneca Growth Fund, Seneca Mid-Cap "EDGE"-SM- Fund and Seneca Real Estate Securities Fund, respectively). Each Fund has distinct investment objectives. Bond Fund seeks to generate a high level of current income and capital appreciation. Growth Fund seeks to achieve long-term capital appreciation. Mid-Cap "EDGE"-SM- Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations between $500 million and $5 billion. Real Estate Securities Fund seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

  Each Fund offers Class X (formerly Seneca Institutional), Class A (formerly Seneca Administrative), Class B and Class C shares. Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (CONTINUED)

effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. OPTIONS:

  Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. ORGANIZATION EXPENSE:

  In 1996, the Trust incurred organizational expenses which are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

I. EXPENSES:

  Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class.

J. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for services

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (CONTINUED)

to the Trust, the adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                               Adviser
                                                 Fee
                                               --------
Bond Fund....................................    0.50%
Growth Fund..................................    0.70%
Mid-Cap "EDGE"-SM- Fund......................    0.80%
Real Estate Securities Fund..................    0.85%

  The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

  Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Administrator of the Trust. PEPCO received a fee for administration services through December 31, 1998 at an annual rate of 0.08% of average daily net assets of each Fund up to $125 million, 0.06% of average daily net assets of $125 million to $250 million and 0.04% of average daily net assets greater than $250 million; a minimum fee applied. Effective January 1, 1999, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  The Adviser voluntarily agreed to waive or reimburse each Fund's operating expenses until July 1, 2000, to the extent that such expenses exceed the following percentages of average annual net assets:

                             Class X    Class A    Class B    Class C
                             --------   --------   --------   --------
Bond Fund..................    0.90%      1.15%      1.90%      1.90%
Growth Fund................    1.25%      1.85%      2.60%      2.60%
Mid-Cap "EDGE"-SM- Fund....    2.10%      2.70%      3.45%      3.45%
Real Estate Securities
Fund.......................    2.35%      3.05%      3.80%      3.80%

  Prior to July 1, 1999, the Adviser voluntarily agreed to waive or reimburse the Bond Fund's operating expenses until July 1, 2000, to the extent that such expenses exceeded the following percentages of average annual net assets: 1.85% for Class X, 2.45% for Class A and 3.20% for Class B and Class C.

  PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $16,238 for Class A shares for the year ended September 30, 1999. Deferred sales charges retained by PEPCO for the year ended September 30, 1999 were $6,758 for Class B shares and $689 for Class C shares. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended
September 30, 1999, $121,864 was retained by the Distributor, $24,658 was paid out to unaffiliated Participants and $1,637 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 1999, transfer agent fees were $330,067 of which PEPCO retained $425 which is net of fees paid to State Street.

  At September 30, 1999, PHL and affiliates held Phoenix-Seneca Fund shares which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                       Shares        Value
                                      ---------   -----------
Bond Fund--Class X..................  1,496,147   $15,485,121
Bond Fund--Class A..................      9,878       101,646
Bond Fund--Class B..................      9,816       100,810
Bond Fund--Class C..................      9,815       100,800
Growth Fund--Class B................        829        15,982
Growth Fund--Class C................      5,931       114,177
Mid-Cap "EDGE"-SM- Fund--Class B....      6,062       105,532
Mid-Cap "EDGE"-SM- Fund--Class C....      6,062       105,479
Real Estate Securities
Fund--Class B.......................      8,345        79,697
Real Estate Securities
Fund--Class C.......................      8,346        79,700

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended September 30, 1999 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Bond Fund........................  $ 26,311,365   $ 16,449,029
Growth Fund......................   108,894,225    101,158,985
Mid-Cap "EDGE"-SM- Fund..........    34,069,753     31,673,766
Real Estate Securities Fund......     1,130,983      3,044,370

  Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 1999, aggregated $18,227,311 and $13,990,110, respectively, for the Bond Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (CONTINUED)

5. OTHER

  As of September 30, 1999, the Funds had shareholders who each individually owned more than 10% of total net assets, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                     Number of      % of Total
                                    shareholders    net assets
                                    ------------   ------------
Growth Fund.......................      1            12.1  %
Real Estate Securities Fund.......      2            33.8  %

6. CAPITAL LOSS CARRYOVERS

  At September 30, 1999, the Real Estate Securities Fund had a capital loss carryover of $24,701, expiring in 2007, which may be used to offset future capital gains.

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 1999 the Real Estate Securities Fund deferred capital losses of $639,028.

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                              Capital paid
                              Undistributed    Accumulated    in on shares
                              net investment   net realized   of beneficial
                                  income       gain (loss)      interest
                              --------------   ------------   -------------
Bond Fund...................    $  (6,484)      $   17,363      $(10,879)
Growth Fund.................      251,366         (252,922)        1,556
Mid-Cap "EDGE"-SM- Fund.....      275,816         (277,372)        1,556
Real Estate Securities
Fund........................       (2,537)             980         1,557

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended September 30, 1999, the Funds distributed long-term capital gain dividends as follows:

Bond Fund......................................  $  182,516
Growth Fund....................................   1,530,633
Mid-Cap "EDGE"-SM- Fund........................     542,452
Real Estate Securities Fund....................     535,508

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Seneca Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Seneca Bond Fund, the Phoenix-Seneca Growth Fund, the Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund and the Phoenix-Seneca Real Estate Securities Fund (constituting the Phoenix-Seneca Funds, hereafter referred to as the "Funds") at September 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of the Funds, formerly the Seneca Funds, for the periods ended September 30, 1997 were audited by other independent accountants whose report dated November 5, 1997 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Seneca Funds was held on May 19, 1999 to approve the following matters:

    1. Fix the number of trustees at eight and elect such number as detailed below.

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending September 30, 1999.

On the record date for this meeting there were 94,344,980 shares outstanding and 70.86% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                 FOR       WITHHELD
                                                              ----------   --------
1. Election of Trustees
  Mary Ann Cusenza                                            94,209,124   135,856
  Harry Dalzell-Payne                                         94,209,124   135,856
  Norman W. Douglass                                          94,204,170   140,810
  Paul E. Erdman                                              94,205,742   139,238
  Melinda Ellis Evers                                         94,209,124   135,856
  Paul B. Fay, Jr.                                            94,156,852   188,128
  Philip R. McLoughlin                                        94,158,662   186,318
  Gail P. Seneca                                              94,207,552   137,428

                                                        FOR      AGAINST   ABSTAIN
                                                 ----------   ----------   -------
2. PricewaterhouseCoopers LLP
                                                 94,125,711       87,193   132,076

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133

TRUSTEES AND OFFICERS
Mary Ann Cusenza, Trustee
Harry Dalzell-Payne, Trustee
Norman W. Douglass, Trustee
Paul E. Erdman, Trustee
Melinda Ellis Evers, Trustee
Paul B. Fay, Jr., Trustee
Philip R. McLoughlin, Trustee
Gail P. Seneca, President and Trustee
Thomas N. Steenburg, Secretary
Sandra J. Monticelli, Treasurer

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

SUBADVISER
Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection          1-800-243-1574
Customer Service             1-800-243-1574 (option 0)
Investment Strategy Hotline  1-800-243-4361 (option 2)
Marketing Department         1-800-243-4361 (option 3)
Text Telephone               1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

Phoenix Equity Planning Corporation                               PRSRT STD
PO Box 2200                                                     U.S. Postage
Enfield CT 06083-2200                                               PAID
                                                               Springfield, MA
[LOGO]   PHOENIX                                                Permit No. 444
         INVESTMENT PARTNERS












                                                              PXP 1140 (11/99)

                         PRO FORMA FINANCIAL STATEMENTS

Phoenix-Seneca Equity Opportunities Fund / Phoenix-Seneca Growth Fund Pro Forma Combining Statement of Assets and Liabilities
October 31, 1999 (Unaudited)

                                                        ================   ===============   ============      ================
                                                         Phoenix            Phoenix-Seneca                         Pro Forma
                                                         Equity             Growth            Adjustments          Combining
                                                         Opportunities      Fund                                   Portfolios
                                                        ================   ===============   ============      ================
     ASSETS
     Investment securities at value
       (Identified cost $169,742,924,
       $61,436,091 and $231,179,015)                     $   219,321,404      $ 77,431,638                       $  296,753,042
     Cash                                                          5,777               731         12,999 (b)            19,507
     Receivables                                                                                                              -
       Investment securities sold                              4,798,059           131,380                            4,929,439
       Fund shares sold                                              149           166,159                              166,308
       Dividends and interest                                    166,085            57,312                              223,397
       Receivable from adviser                                         -                 -              -                     -
     Prepaid expenses                                              3,553             2,978                                6,531
     Deferred organization costs                                       -            12,999        (12,999)(b)                -
                                                         ---------------      ------------     ----------        --------------
         Total assets                                        224,295,027        77,803,197              -           302,098,224
                                                         ---------------      ------------     ----------        --------------
     LIABILITIES
     Payables
       Investment securities purchased                            39,905         2,643,879                            2,683,784
       Fund shares repurchased                                    42,460           355,606                              398,066
       Investment advisory fee                                   124,983            37,020                              162,003
       Distribution fee                                           46,468            11,120                               57,588
       Transfer agent fee                                         37,735            13,395                               51,130
       Financial agent fee                                        18,225             8,451                               26,676
       Trustees' fee                                               5,390             2,837                                8,227
     Accrued expenses                                             65,114            92,634                              157,748
                                                         ---------------      ------------     ----------        --------------
         Total liabilities                                       380,280         3,164,942              -             3,545,222
                                                         ---------------      ------------     ----------        --------------
     NET ASSETS                                          $   223,914,747      $ 74,638,255              -        $  298,553,002
                                                         ===============      ============     ==========        ==============

     CLASS A
     Shares of beneficial interest outstanding                23,103,652         1,425,095    (12,855,801)(a)        11,672,946
     Net assets                                          $   220,832,264      $ 30,709,557                       $  251,541,821

     Net asset value per share                           $          9.56      $      21.55                       $        21.55
     Offering price per share NAV/(1- 4.75%)             $         10.04      $      22.62                       $        22.62

     CLASS B
     Shares of beneficial interest outstanding                   337,793           241,370       (192,519)(a)           386,644
     Net assets                                                3,082,483      $  5,121,486                            8,203,969

     Net asset value and offering price per share        $          9.13      $      21.22                       $        21.22

     CLASS C
     Shares of beneficial interest outstanding                                     112,728                              112,728
     Net assets                                                               $  2,388,084                       $    2,388,084

     Net asset value and offering price per share                             $      21.18                       $        21.18

     CLASS X
     Shares of beneficial interest outstanding                                   1,659,335                            1,659,335
     Net assets                                                               $ 36,419,128                       $   36,419,128

     Net asset value and offering price per share                                    21.95                                 9.56

     (a) Adjustment reflects effect of reverse stock split in Equity Opportunities Fund. See Note 2.
     (b) Adjustment reflects write-off of deferred organization costs.

                  See Notes to Pro Forma Financial Statements.

 Phoenix-Seneca Equity Opportunities Fund / Phoenix-Seneca Growth Fund Pro Forma Co Combining Schedule of Investments
 October 31, 1999 (Unaudited)

                                                                                                   VALUE
 ============= ==============  ===========  =====================================  ==============  =================  =============
 Phoenix       Phoenix-seneca  Pro Forma                                           Phoenix         Phoenix-Seneca     Pro Forma
 Equity        Growth          Combining    DESCRIPTION                            Equity          Growth             Combining
 Opportunities Fund            Portfolios                                          Opportunities   Fund               Portfolios
 ============= ==============  ===========  =====================================  ==============  =================  =============
 Shares                                     COMMON STOCKS --84.3%
        67,800       24,190        91,990   Alcoa, Inc.                              $  4,118,850    $  1,469,543     $   5,588,393
       112,110       36,590       148,700   AMFM, Inc.                                  7,847,700       2,561,300        10,409,000
       176,620       74,100       250,720   Baker Hughes, Inc.                          4,934,321       2,070,169         7,004,490
        98,640       34,590       133,230   Bell Atlantic Corp.                         6,405,435       2,246,188         8,651,623
       110,000       32,940       142,940   Bristol-Myers Squibb Co.                    8,449,375       2,530,204        10,979,579
        79,476       29,140       108,616   Cisco Systems, Inc.                         5,881,224       2,156,360         8,037,584
       172,605       61,530       234,135   Citigroup, Inc.                             9,342,246       3,330,311        12,672,557
        37,380       13,210        50,590   Dow Chemical Co.                            4,420,185       1,562,083         5,982,268
        70,000       20,060        90,060   General Electric Co.                        9,489,375       2,719,384        12,208,759
        52,050       16,480        68,530   General Mills, Inc.                         4,538,109       1,436,850         5,974,959
        99,220       31,540       130,760   General Motors Corp. Class H                7,224,456       2,296,506         9,520,962
       165,410       60,870       226,280   Halliburton Co.                             6,233,889       2,294,038         8,527,927
        37,600       15,700        53,300   Intel Corp.                                 2,911,650       1,215,769         4,127,419
        11,410        4,040        15,450   Internap Network Services Corp.             1,053,999         373,195         1,427,194
        60,960       22,480        83,440   Johnson & Johnson                           6,385,560       2,354,780         8,740,340
        47,560       28,890        76,450   Lowe's Companies, Inc.                      2,615,800       1,588,950         4,204,750
        95,030       32,950       127,980   MCI WorldCom, Inc.                          8,154,762       2,827,522        10,982,284
        82,840       28,960       111,800   Merk & Co., Inc.                            6,590,957       2,304,130         8,895,087
       178,630       64,410       243,040   Mellon Financial Corp.                      6,598,146       2,379,144         8,977,290
        94,400       33,740       128,140   Microsoft Corp.                             8,737,900       3,123,059        11,860,959
        79,690       25,950       105,640   Morgan Stanley Dean Witter & Co.            8,790,803       2,862,609        11,653,412
        82,510       27,770       110,280   Motorola, Inc.                              8,039,568       2,705,839        10,745,407
                     10,000        10,000   Nextel Communications, Inc.                         -         861,875           861,875
       217,360       76,590       293,950   Outdoor Systems, Inc.                       9,210,630       3,245,501        12,456,131
        52,430       18,540        70,970   Procter & Gamble Co, (The)                  5,498,596       1,944,383         7,442,979
        54,130       19,610        73,740   Sun Microsystems, Inc.                      5,727,631       2,074,983         7,802,614
         2,330          790         3,120   Sycamore Networks, Inc.                       500,950         169,850           670,800
       128,010       47,100       175,110   Tandy Corp.                                 8,056,629       2,964,356        11,020,985
       104,640       36,350       140,990   Texaco, Inc.                                6,422,280       2,230,981         8,653,261
       177,950       62,290       240,240   TJX Companies, Inc. (The)                   4,826,894       1,689,616         6,516,510
                     37,430        37,430   Tyco International Ltd.                                     1,494,861         1,494,861
       100,100       34,200       134,300   Wal-Mart Stores, Inc.                       5,718,213       1,953,675         7,671,888
                                                                                     ------------    ------------     -------------
                                            TOTAL COMMON STOCKS                       184,726,133      67,038,014       251,764,147
                                                                                     ------------    ------------     -------------

                  See Notes to Pro Forma Financial Statements.

 Phoenix-Seneca Equity Opportunities Fund / Phoenix-Seneca Growth Fund Pro Forma Combining Schedule of Investments
 October 31, 1999 (Unaudited)

                                                                                                   VALUE
============= ==============  =========== =====================================   ==============  =================  =============
 Phoenix       Phoenix-seneca  Pro Forma                                           Phoenix         Phoenix-Seneca     Pro Forma
 Equity        Growth          Combining   DESCRIPTION                             Equity          Growth             Combining
 Opportunities Fund            Portfolios                                          Opportunities   Fund               Portfolios
 ============= ==============  =========== =====================================   ==============  =================  =============
 Shares                                    FOREIGN COMMON STOCKS --11.2%
        75,340       23,350        98,690  Nokia Oyj Sponsored ADR (Finland)            8,706,479       2,698,384        11,404,863
       149,220       52,730       201,950  Nortel Networks Corp. (Canada)               9,242,314       3,265,965        12,508,279
        76,400       26,600       103,000  STMicroelectronics NV (Netherlands)          6,942,850       2,417,275         9,360,125
                                                                                    -------------    ------------     -------------
                                           TOTAL FOREIGN COMMON STOCKS                 24,891,643       8,381,624        33,273,267
                                                                                    -------------    ------------     -------------
                                           TOTAL LONG-TERM INVESTMENTS --95.5%        209,617,776      75,419,638       285,037,414
           PAR                                                                      -------------    ------------     -------------
         VALUE
         ($000)                            SHORT-TERM OBLIGATIONS --3.9%
      --------                             Commercial Paper --3.2%
         3,565            -         3,565  General Electric Capital Corp. 5.25%,
                                            11/1/99                                     3,565,000               -         3,565,000
         3,000            -         3,000  Enterprise Funding Corp. 5.30%, 11/2/99      2,999,558               -         2,999,558
         3,140            -         3,140  Merrill Lynch & Co., Inc. 5.33%, 11/3/99     3,139,070               -         3,139,070
                                                                                    -------------    ------------     -------------
                                                                                        9,703,628               -         9,703,628
                                                                                    -------------    ------------     -------------
                                           REPURCHASE AGREEMENT --0.7%
                                           State Street Bank & Trust Co.
                                           repurchase agreement 4.25%, dated
                                           10/29/99 due 11/1/99, repurchase price
                                           $2,012,713 collateralized by
                                           U.S. Treasury Bond
             -        2,012         2,012  10.75%, 5/15/03, market value $2,054,110             -       2,012,000         2,012,000
                                                                                    -------------    ------------     -------------
                                           TOTAL SHORT-TERM OBLIGATIONS                 9,703,628       2,012,000        11,715,628
                                                                                    -------------    ------------     -------------

                                           TOTAL INVESTMENTS --99.4%
                                           (Identified cost $169,742,924,
                                             $61,436,091 and $231,179,015)            219,321,404      77,431,638       296,753,042
                                           Cash and receivables,
                                             less liabilities--0.6%                     4,593,343      (2,793,383)        1,799,960
                                                                                    -------------    ------------     -------------
                                           NET ASSETS--100.0%                       $ 223,914,747    $ 74,638,255     $ 298,553,002
                                                                                    =============    ============     =============

                  See Notes to Pro Forma Financial Statements.

 Phoenix-Seneca Equity Opportunities Fund / Phoenix-Seneca Growth Fund Pro Forma Combining Statement of Operations
 October 31, 1999 (Unaudited)

                                                            =============      ================    ===============  =============
                                                            Phoenix            Phoenix-Seneca                         Pro Forma
                                                            Equity             Growth                Adjustments      Combining
                                                            Opportunities      Fund                                   Portfolios
                                                            =============      ================    ===============  =============
 INVESTMENT INCOME
 Dividends                                                  $  1,539,492       $      465,256       $               $  2,004,748
 Interest                                                        376,951              141,205                            518,156
 Foreign Taxes Withheld                                                -                    -                                  -
                                                            ------------       --------------       ---------       ------------

       Total investment income                                 1,916,443              606,461                          2,522,904
                                                            ------------       --------------       ---------       ------------

 EXPENSES
 Investment advisory fee                                       1,418,390              455,273                          1,873,663
 Distribution fee - Class A                                      499,978               66,526                            566,504
 Distribution fee - Class B                                       26,358               24,197                             50,555
 Distribution fee - Class C                                            -                9,293                              9,293
 Financial agent fee                                             196,847               85,097         (86,570) (a)       195,374
 Transfer agent                                                  257,510               88,614         (62,935) (a)       283,189
 Registration                                                     22,306               53,567         (15,000) (a)        60,873
 Printing                                                         61,089               40,695         (35,000) (a)        66,784
 Professional                                                     30,049               23,412         (25,000) (a)        28,461
 Custodian                                                         9,564               12,443               -             22,007
 Trustees                                                         10,200               25,716         (22,000) (a)        13,916
 Amortization of deferred organization expenses                        -               10,658         (10,658) (a)             -
 Miscellaneous                                                     4,745               23,541          (5,000) (a)        23,286
                                                            ------------       --------------       ---------       ------------

       Total expenses                                          2,537,036              919,032        (262,163)         3,193,905
       Custodian fees paid indirectly                             (2,422)                   -               -             (2,422)
       Less expenses borne by investment advisor                       -              (49,249)         49,249  (b)             -
                                                            ------------       --------------       ---------       ------------

       Net expenses                                            2,534,614              869,783        (212,914)         3,191,483
                                                            ------------       --------------       ---------       ------------

 NET INVESTMENT INCOME (LOSS)                                   (618,171)            (263,322)        212,914           (668,579)



 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities                       32,175,665            7,420,446               -         39,596,111

 Net change in unrealized appreciation (depreciation)
   on investments                                             35,104,560            8,897,166               -         44,001,726

 Net gain on investments                                      67,280,225           16,317,612               -         83,597,837
                                                            ------------       --------------       ---------       ------------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 66,662,054       $   16,054,290       $ 212,914       $ 82,929,258
                                                            ============       ==============       =========       ============

Adjustments:
(a) Adjustment reflects expected savings when the two funds become one.

(b) Reimbursement no longer needed.


                  See Notes to Pro Forma Financial Statements.

Phoenix-Seneca Equity Opportunities Fund/Phoenix-Seneca Growth Fund Notes to Pro Forma Combining Financial Statements
October 31, 1999 (Unaudited)

1.  Basis of Combination

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix-Seneca Equity Opportunities Fund ("Equity Opportunities") and Phoenix-Seneca Growth Fund ("Growth") as if the reorganization occurred as of and for the year ended October 31, 1999. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at October 31, 1999 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Growth in exchange for shares of the respective class of Equity Opportunities. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest


Immediately prior to the closing date, the Equity Opportunities Fund will effect a reverse stock split to adjust the net asset value per share of each respective class to match that of the Growth Fund. The Pro Forma net asset value per share reflects the effect of the reverse stock split. Therefore, the pro forma data reflects an exchange ratio of approximately one for one for the respective class of Equity Opportunities issued for Growth Fund. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding.


3. Pro Forma Operations

Pro Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Equity Opportunities at the combined level of average net assets for the year ended October 31, 1999.

4. Portfolio Valuation

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                     PART C
                                OTHER INFORMATION

Item    15. Indemnification

        The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights--Liability of Trustees."

Item    16. Exhibit

(1)(a) Declaration of Trust of the Registrant, previously filed, and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 26 on August 29, 1997, incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(1)(c) Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

(1)(d) Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via EDGAR as Exhibit 1.4 with Post-Effective Amendment No. 14 on April 15, 1996, incorporated herein by reference.

(1)(e) Amendment to Declaration of Trust establishing an additional Series of the Trust filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 15 on May 24, 1996, incorporated herein by reference.

(1)(f) Amendment to Declaration of Trust creating additional classes and multi-class distribution system filed via EDGAR as Exhibit 1.6 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(2)     By-laws of the Registrant, previously filed and filed via EDGAR as
        Exhibit 2.1 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(3)     [Not Applicable.]

(4) Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.

(6)(a) Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, as assigned to Phoenix Investment Counsel Inc. effective June 1, 1998, previously filed, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(b) Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated October 16, 1995, filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

(6)(c) First Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities Research Corporation dated January 1, 1994, as assigned to Phoenix Investment

        Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.3 0with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(d) Second Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities and Research Corporation dated October 16, 1995, as assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as Exhibit 5.4 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(6)(e) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, dated June 26, 1998, on behalf of Equity Opportunities Fund filed via EDGAR as Exhibit 5.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(6)(f) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., dated June 26, 1998, on behalf of Small Cap Fund filed via EDGAR as Exhibit 5.6 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(a) Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 28 on February 13, 1998, incorporated herein by reference.

(7)(b) Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(c) Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(7)(d) Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(8)     Not Applicable.

(9) Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(a) Amended and Restated Distribution Plan for Class A Shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(b) Amended and Restated Distribution Plan for Class B Shares filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(10)(c) Amended and Restated Distribution Plan for Class C Shares filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

(11) Opinion and consent of Goodwin, Procter & Hoar LLP with respect to legality of the shares being issued.(i)

(12) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to tax matters relating to acquisition of the Phoenix-Seneca Mid Cap Fund (to be filed by Post-Effective Amendment).

(13)(a) Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

(13)(b) Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 and filed via EDGAR as Exhibit
        9.2 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(13)(c) Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning dated November 19, 1997 and filed via EDGAR as
        Exhibit 9.3 with Post-Effective Amendment No. 28 on February 13, 1998, incorporated herein by reference.

(13)(d) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(13)(e) Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 29 on August 28, 1998, incorporated herein by reference.

(14)    Consent of Independent Accountants.(ii)

(15)    Not Applicable.

(16) Powers of Attorney, previously filed via EDGAR with Post-Effective Amendment No. 30 on June 28, 1999.


(17)(a) Form of Proxy Card for Phoenix-Seneca Growth Fund.(ii)

(17)(b) Prospectus of Phoenix-Seneca Equity Opportunities Fund dated August 27, 1999.(ii)
----------------
 (i) Filed as an exhibit to the Registrant's Registration Statement on Form N-14, Registration No. 333-87209, (filed September 16, 1999) and incorporated herein by reference.
(ii) Filed herewith.


Item    17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 15th day of February 2000.


                                           Phoenix Strategic Equity Series Fund

                                           By: /s/ Philip R. McLoughlin
                                               ---------------------------------
                                                   Name:  Philip R. McLoughlin
                                                   Title: President

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                      Title
           ---------                                      -----
-----------------------------------
Robert Chesek*                                            Trustee

-----------------------------------
E. Virgil Conway*                                         Trustee

   /s/  Nancy G. Curtiss
-----------------------------------
Nancy G. Curtiss                                          Treasurer

-----------------------------------
Harry Dalzell-Payne*                                      Trustee

-----------------------------------
Francis E. Jeffries*                                      Trustee

-----------------------------------
Leroy Keith, Jr.*                                         Trustee

   /s/ Philip R. McLoughlin
-----------------------------------
Philip R. McLoughlin                                      Trustee and President

-----------------------------------
Everett L. Morris*                                        Trustee

-----------------------------------
James M. Oates*                                           Trustee

-----------------------------------
Calvin J. Pedersen*                                       Trustee

-----------------------------------
Herbert Roth, Jr.*                                        Trustee

-----------------------------------
Richard E. Segerson*                                      Trustee

-----------------------------------
Lowell P. Weicker, Jr.*                                   Trustee

*By: /s/ Philip R. McLoughlin
     ------------------------------

*Philip R. McLoughlin pursuant to powers of attorney filed previously.

                                Index To Exhibits

(14)    Consent of Independent Accountants

(17)(a) Form of Proxy Card for the Phoenix-Seneca Growth Fund

(17)(b) Prospectus of Phoenix-Seneca Equity Opportunities Growth Fund, dated August 27, 1999.